                                                                   Exhibit 10.16

================================================================================




                               $ 33,675,816.70 *

                                LEASE AGREEMENT
                          (IMPROVEMENTS - BUILDING 3)



                                    BETWEEN



                            BNP LEASING CORPORATION

                                   ("BNPLC")


                                      AND


                           ZHONE TECHNOLOGIES, INC.

                                   ("Zhone")



                                August 1, 2000

                             (Oakland, California)


* Equals the total amounts allocated for this Building 3 Lease and the Other Leases ($70,000,000), less the amount allocated to the Land Lease
($6,603,470.30) and the amount allocated to the Buildings 1&2 Lease
($29,720,713).

================================================================================

[Improvements - Building 3]

                                TABLE OF CONTENTS

                                                                                                                    Page
                                                                                                                    ----
1.       Term......................................................................................................    2
         (a)      Scheduled Term...................................................................................    2
                  --------------
         (b)      Automatic Termination as of the Building 3 Base Rent Commencement Date Resulting From an Election by
                  ----------------------------------------------------------------------------------------------------
                  Zhone to Terminate the Purchase Option and the Building 3 Supplemental Payment Obligation........    2
                  -----------------------------------------------------------------------------------------
         (c)      Election by BNPLC to Terminate After an Issue 97-10 Election.....................................    3
                  ------------------------------------------------------------
         (d)      Election by Zhone to Terminate After Accelerating the Designated Sale Date.......................    3
                  --------------------------------------------------------------------------
         (e)      Extension of the Term............................................................................    3
                  ---------------------

2.       Use and Condition of the Property.........................................................................    4
         (a)      Use..............................................................................................    4
                  ---
         (b)      Condition of the Property........................................................................    4
                  -------------------------
         (c)      Consideration for and Scope of Waiver............................................................    4
                  -------------------------------------

3.       Rent......................................................................................................    5
         (a)      Base Rent Generally..............................................................................    5
                  -------------------
         (b)      Impact of Collateral Upon Formulas...............................................................    5
                  ----------------------------------
         (c)      Calculation of and Due Dates for Base Rent.......................................................    5
                  ------------------------------------------
                  (i)      Amount Payable On the Building 3 Base Rent Commencement Date............................    5
                           ------------------------------------------------------------
                  (ii)     Determination of Payment Due Dates, After the Building 3 Base Rent Commencement Date,
                           -------------------------------------------------------------------------------------
                           Generally...............................................................................    6
                           ---------
                  (iii)    Special Adjustments to Base Rent Payment Dates and Periods..............................    6
                           ----------------------------------------------------------
                  (iv)     Base Rent Formula for Periods During Which The Collateral Percentage is 100%............    6
                           ----------------------------------------------------------------------------
                  (v)      Base Rent Formula for Periods During Which The Collateral Percentage is Less Than 100%..    7
                           --------------------------------------------------------------------------------------
         (d)      Additional Rent..................................................................................    8
                  ---------------
         (e)      Arrangement Fee..................................................................................    8
                  ---------------
         (f)      Commitment Fees..................................................................................    8
                  ---------------
         (g)      Upfront Syndication Fees; Administrative Agency Fees; Upfront Syndication Fees...................    9
                  ------------------------------------------------------------------------------
         (h)      Issue 97-10 Prepayments..........................................................................    9
                  -----------------------
         (i)      No Demand or Setoff..............................................................................    9
                  -------------------
         (j)      Default Interest and Order of Application........................................................   10
                  -----------------------------------------

4.       Nature of this Agreement..................................................................................   10
         (a)      "Net" Lease Generally............................................................................   10
                  ---------------------
         (b)      No Termination...................................................................................   10
                  --------------
         (c)      Tax Reporting....................................................................................   11
                  -------------
         (d)      Characterization of this Building 3 Lease........................................................   11
                  -----------------------------------------

5.       Payment of Executory Costs and Losses Related to the Property.............................................   12
         (a)      Impositions......................................................................................   12
                  -----------
         (b)      Increased Costs; Capital Adequacy Charges........................................................   12
                  -----------------------------------------
         (c)      Zhone's Payment of Other Losses; General Indemnification.........................................   13
                  --------------------------------------------------------

[Improvements - Building 3]

         (d)      Exceptions and Qualifications to Indemnities.....................................................   15
                  --------------------------------------------

6.       Construction..............................................................................................   16
         (a)      Construction Advances; Outstanding Construction Allowance........................................   16
                  ---------------------------------------------------------
         (b)      Calculation of Carrying Costs....................................................................   17
                  -----------------------------
                  (i)      Carrying Cost Formulas..................................................................   17
                           ----------------------
                           a)     Basic Carrying Costs.............................................................   17
                                  --------------------
                           b)     Supplemental Carrying Costs......................................................   17
                                  ---------------------------
                  (ii)     Explanation of Carrying Cost Formulas/Agreement of BNPLC to Fund Additional Collateral
                           --------------------------------------------------------------------------------------
                           Equal to Supplemental Carrying Costs....................................................   18
                           ------------------------------------
         (c)      Limits on the Amount of Carrying Costs...........................................................   19
                  --------------------------------------
                  (i)      Limit Tied to Maximum Construction Allowance............................................   19
                           --------------------------------------------
                  (ii)     Limit Tied to Funding by Participants...................................................   19
                           -------------------------------------
         (d)      Zhone's Right to Control the Construction Project................................................   19
                  -------------------------------------------------
         (e)      Landlord's Election to Continue Construction.....................................................   19
                  --------------------------------------------
                  (i)      Take Control of the Property............................................................   20
                           ----------------------------
                  (ii)     Continuation of Construction............................................................   20
                           ----------------------------
                  (iii)    Arrange for Turnkey Construction........................................................   21
                           --------------------------------
                  (iv)     Suspension or Termination of Construction...............................................   21
                           -----------------------------------------
         (f)      Powers Coupled With an Interest..................................................................   21
                  -------------------------------
         (g)      Completion Notice................................................................................   21
                  -----------------

7.       Status of Property Acquired With Funds Provided by BNPLC..................................................   21

8.       Environmental.............................................................................................   22
         (a)      Environmental Covenants by Zhone.................................................................   22
                  --------------------------------
         (b)      Right of BNPLC to do Remedial Work Not Performed by Zhone........................................   22
                  ---------------------------------------------------------
         (c)      Environmental Inspections and Reviews............................................................   23
                  -------------------------------------
         (d)      Communications Regarding Environmental Matters...................................................   23
                  ----------------------------------------------

9.       Insurance Required and Condemnation.......................................................................   24
         (a)      Liability Insurance..............................................................................   24
                  -------------------
         (b)      Property Insurance...............................................................................   24
                  ------------------
         (c)      Failure to Obtain Insurance......................................................................   25
                  ---------------------------
         (d)      Condemnation.....................................................................................   25
                  ------------

10.      Application of Insurance and Condemnation Proceeds........................................................   25
         (a)      Collection and Application of Insurance and Condemnation Proceeds Generally......................   25
                  ---------------------------------------------------------------------------
         (b)      Advances of Building 3 Escrowed Proceeds to Zhone................................................   26
                  -------------------------------------------------
         (c)      Application of Building 3 Escrowed Proceeds as a Qualified Prepayment............................   26
                  ---------------------------------------------------------------------
         (d)      Special Provisions Applicable After Completion by Zhone of the Construction Project..............   26
                  -----------------------------------------------------------------------------------
         (e)      Special Provisions Applicable After a CMA Termination Event or Event of Default..................   27
                  -------------------------------------------------------------------------------
         (f)      Zhone's Obligation to Restore....................................................................   27
                  -----------------------------
         (g)      Takings of All or Substantially All of the Property on or after the Building 3 Base Rent.........   27
                  ----------------------------------------------------------------------------------------
                  Commencement Date................................................................................   27
                  -----------------

11.      Additional Representations, Warranties and Covenants of Zhone Concerning the Property.....................   28
         (a)      Compliance with Covenants and Laws...............................................................   28
                  ----------------------------------
         (b)      Operation of the Property........................................................................   28
                  -------------------------
         (c)      Debts for Construction, Maintenance, Operation or Development....................................   29
                  -------------------------------------------------------------

[Improvements - Building 3]

         (d)      Repair, Maintenance, Alterations and Additions...................................................   29
                  ----------------------------------------------
         (e)      Permitted Encumbrances and Development Documents.................................................   30
                  ------------------------------------------------
         (f)      Books and Records Concerning the Property........................................................   30
                  -----------------------------------------

12.      Financial Covenants and Other Covenants Incorporated by Reference to
         Schedule 1................................................................................................   30
         ----------

13.      Financial Statements and Other Reports....................................................................   30
         (a)      Financial Statements; Required Notices; Certificates.............................................   30
                  ----------------------------------------------------

14.      Assignment and Subletting by Zhone........................................................................   32
         (a)      BNPLC's Consent Required.........................................................................   32
                  ------------------------
         (b)      Standard for BNPLC's Consent to Assignments and Certain Other Matters............................   32
                  ---------------------------------------------------------------------
         (c)      Consent Not a Waiver.............................................................................   32
                  --------------------

15.      Assignment by BNPLC.......................................................................................   32
         (a)      Restrictions on Transfers........................................................................   33
                  -------------------------
         (b)      Effect of Permitted Transfer or other Assignment by BNPLC........................................   33
                  ---------------------------------------------------------

16.      BNPLC'S Right of Access...................................................................................   33

17.      Events of Default.........................................................................................   34

18.      Remedies..................................................................................................   36
         (a)      Basic Remedies...................................................................................   36
                  --------------
         (b)      Notice Required So Long As the Purchase Option and the Building 3 Supplemental
                  ------------------------------------------------------------------------------
                  Payment Obligation Continue Under the Building 3 Purchase Agreement                                 37
                  -------------------------------------------------------------------
         (c)      Enforceability...................................................................................   38
                  --------------
         (d)      Remedies Cumulative..............................................................................   38
                  -------------------

19.      Default by BNPLC..........................................................................................   38

20.      Quiet Enjoyment...........................................................................................   38

21.      Surrender Upon Termination................................................................................   39

22.      Holding Over by Zhone.....................................................................................   39

23.      Independent Obligations Evidenced by the other Operative Documents........................................   39

24.      Amendment and Restatement.................................................................................   40

[Improvements - Building 3]

                             Exhibits and Schedules

Exhibit A........................................................................     Legal Description of the Land
---------

Exhibit B...............................................................................     Insurance Requirements
---------

Exhibit C............................................................................    LIBOR Period Election Form
---------

Schedule 1..........................................................     Financial Covenants and Other Requirements
----------

[Improvements - Building 3]

                                      (v)

                                LEASE AGREEMENT
                          (IMPROVEMENTS - BUILDING 3)


     This LEASE AGREEMENT (IMPROVEMENTS - BUILDING 3) (this "Building 3 Lease") is made and dated as of August 1, 2000 (the "Effective Date") by and between BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), and ZHONE TECHNOLOGIES, INC., a Delaware corporation ("Zhone").


                                    RECITALS


     Contemporaneously with the execution of this Building 3 Lease, BNPLC and Zhone are executing an Common Definitions and Provisions Agreement (Improvements
- Building 3) dated as of the Effective Date (the "Building 3 CDPA"), which by this reference is incorporated into and made a part of this Building 3 Lease for all purposes. As used in this Building 3 Lease, capitalized terms defined in the Building 3 CDPA and not otherwise defined in this Building 3 Lease are intended to have the respective meanings assigned to them in the Building 3 CDPA.

     Zhone and BNPLC have previously executed that Lease Agreement (Phase I - Improvements) dated as of January 20, 2000 (the "Prior Lease Agreement"). Zhone and BNPLC have agreed to amend, restate and replace the Prior Lease Agreement with this Building 3 Lease and the Buildings 1&2 Lease as provided in Paragraph 24 below.

     Pursuant to the Acquisition Contract, which covers the Land described in Exhibit A, BNPLC has acquired the Land and any appurtenances thereto from
---------
Seller.

     BNPLC and Zhone have reached agreement as to the terms and conditions upon which BNPLC is willing to lease certain Improvements constructed or to be constructed on the portion of the Land designated as the "Building 3 Site" on page 2 of Exhibit A (the "Building 3 Site"), and by this Building 3 Lease BNPLC
          ---------
and Zhone desire to evidence such agreement.

                                GRANTING CLAUSES

     BNPLC does hereby LEASE, DEMISE and LET unto Zhone for the term hereinafter set forth all right, title and interest of BNPLC, now owned or hereafter acquired, in and to:

          (1) any and all Improvements on the Building 3 Site; and

          (2) all easements and other rights appurtenant to the Improvements on the Building 3 Site, whether now owned or hereafter acquired by BNPLC.

BNPLC's interest in all property described in clauses (1) and (2) above are hereinafter referred to collectively as the "Real Property". The Real Property does not include the Land itself, it being understood that the Land Lease constitutes a separate lease of the Land and the appurtenances thereto, and only the Land and the appurtenances thereto, from BNPLC to Zhone.

[Improvments - Building 3]

     To the extent, but only to the extent, that assignable rights or interests in, to or under the following have been or will be acquired by BNPLC under the Acquisition Contract or acquired by BNPLC pursuant to Paragraph 7 below, BNPLC also hereby grants and assigns to Zhone for the term of this Building 3 Lease the right to use and enjoy (and, in the case of contract rights, to enforce) such rights or interests of BNPLC:

          (a) any goods, equipment, furnishings, furniture and other tangible personal property of whatever nature that are located on the Land and all renewals or replacements of or substitutions for any of the foregoing;

          (b) the benefits, if any, conferred upon the owner of the Real Property by the Permitted Encumbrances and Development Documents; and

          (c) any permits, licenses, franchises, certificates, and other rights and privileges against third parties related to the Real Property.

Such rights and interests of BNPLC, whether now existing or hereafter arising, are hereinafter collectively called the "Personal Property". The Real Property and the Personal Property are hereinafter sometimes collectively called the "Property."

     However, the leasehold estate conveyed hereby and Zhone's rights hereunder are expressly made subject and subordinate to the terms and conditions of this Building 3 Lease, to the Permitted Encumbrances, and to any other claims or encumbrances not constituting Liens Removable by BNPLC.

                          GENERAL TERMS AND CONDITIONS

     The Property is leased by BNPLC to Zhone and is accepted and is to be used and possessed by Zhone upon and subject to the following terms and conditions:

     1    Term.

          (a) Scheduled Term. The term of this Building 3 Lease (the "Term")
              --------------
shall commence on and include the Effective Date, and end on the first Business Day of August, 2005, unless sooner terminated as expressly herein provided or extended as provided in subparagraph 1.(e).

          (b) Automatic Termination as of the Building 3 Base Rent Commencement
              -----------------------------------------------------------------
Date Resulting From an Election by Zhone to Terminate the Purchase Option and
-----------------------------------------------------------------------------
the Building 3 Supplemental Payment Obligation. If Zhone terminates the Purchase
----------------------------------------------
Option and the Building 3 Supplemental Payment Obligation prior to the Building 3 Base Rent Commencement Date pursuant to subparagraph 4(B) of the Building 3
                                          -----------------
Purchase Agreement, then this Building 3 Lease shall terminate automatically on the Building 3 Base Rent Commencement Date. Just as any such termination of the Purchase Option and the Building 3 Supplemental Payment Obligation shall be subject to the condition (set forth in subparagraph 4(B) of the Building 3
                                       -----------------
Purchase Agreement) that Zhone pay an Issue 97-10 Prepayment to BNPLC, so too will the termination of this Building 3 Lease pursuant to this subparagraph be subject the condition that Zhone make the Issue 97-10 Prepayment to BNPLC.

          (c) Election by BNPLC to Terminate After an Issue 97-10 Election. By
              ------------------------------------------------------------
notice to Zhone BNPLC shall be entitled to terminate this Building 3 Lease, as BNPLC deems appropriate in its sole and absolute discretion, at any time after receiving a notice given by Zhone to make any Issue 97-10 Election. Upon

[Improvements - Building 3]
any termination of this Building 3 Lease by BNPLC pursuant to this subparagraph, Zhone shall become obligated to pay to BNPLC an Issue 97-10 Prepayment, which obligation will survive the termination of this Building 3 Lease.

          (d)   Election by Zhone to Terminate After Accelerating the Designated
                ----------------------------------------------------------------
Sale Date. Provided Zhone has not made any Issue 97-10 Election, Zhone shall be
---------
entitled to accelerate the Designated Sale Date (and thus accelerate the purchase of BNPLC's interest in the Property by Zhone or by an Applicable Purchaser pursuant to the Building 3 Purchase Agreement) by sending a notice to BNPLC as provided in clause (2) of the definition of "Designated Sale Date" in the Building 3 CDPA. In the event, because of Zhone's election to so accelerate the Designated Sale Date or for any other reason, the Designated Sale Date occurs before the end of the scheduled Term, Zhone may terminate this Building 3 Lease on or after the Designated Sale Date; provided, however, as a condition to any such termination by Zhone, Zhone must have done the following prior to the termination:

          (i) purchased or caused an Applicable Purchaser to purchase the Property pursuant to the Building 3 Purchase Agreement and satisfied all of Zhone's other obligations under the Building 3 Purchase Agreement;

          (ii) paid to BNPLC all Base Rent, all Commitment Fees and all other Rent due on or before or accrued through the Designated Sale Date; and

          (iii) paid any Breakage Costs caused by BNPLC's sale of the Property pursuant to the Building 3 Purchase Agreement.

          (e)   Extension of the Term. The Term may be extended at the option of
                ---------------------
Zhone for two successive periods of one year each; provided, however, that prior to any such extension the following conditions must have been satisfied: (A) at least one hundred eighty days prior to the commencement of any such extension, BNPLC and Zhone must have agreed in writing upon, and received the consent and approval of BNPLC's Parent and all other Participants to (1) a corresponding extension not only to the date for the expiration of the Term specified above in this Section, but also to the date specified in clause (1) of the definition of Designated Sale Date in the Building 3 CDPA, and (2) an adjustment to the Rent that Zhone will be required to pay for the extension, it being expected that the Rent for the extension may be different than the Rent required for the original Term, and it being understood that the Rent for any extension must in all events be satisfactory to both BNPLC and Zhone, each in its sole and absolute discretion; (B) no Event of Default shall have occurred and be continuing at the time of Zhone's exercise of its option to extend; (C) prior to any such extension, Zhone must have completed the Construction Project in accordance with the Building 3 CMA and must not have made any Issue 97-10 Election; and (D) immediately prior to any such extension, this Building 3 Lease must remain in effect. With respect to the condition that BNPLC and Zhone must have agreed upon the Rent required for any extension of the Term, neither Zhone nor BNPLC is willing to submit itself to a risk of liability or loss of rights hereunder for being judged unreasonable. Accordingly, both Zhone and BNPLC hereby disclaim any obligation express or implied to be reasonable in negotiating the Rent for any such extension. Subject to the changes to the Rent payable during any extension of the Term as provided in this Paragraph, if Zhone exercises its option to extend the Term as provided in this Paragraph, this Building 3 Lease shall continue in full force and effect, and the leasehold estate hereby granted to Zhone shall continue without interruption and without any loss of priority over other interests in or claims against the Property that may be created or arise after the Effective Date and before the extension.

     2    Use and Condition of the Property.

[Improvements - Building 3]

          (a)   Use. Subject to the Permitted Encumbrances, the Development
                ---
Documents and the terms hereof, Zhone may use and occupy the Property during the Term, but only for the following purposes and other lawful purposes incidental thereto:

          (i)   construction and development of the Construction Project;

          (ii)  administrative and office space;

          (iii) research and development, production, assembly, distribution and warehousing, in each case of products that are of substantially the same type and character as those regularly sold by Zhone in the ordinary course of its business as of the Effective Date;

          (iv) cafeteria, library and other support facilities that Zhone may provide to its employees; and

          (vi) other lawful purposes (including research and development or production of products that are not of substantially the same type and character as those regularly sold by Zhone in the ordinary course of its business as of the Effective Date) approved in advance and in writing by BNPLC, which approval will not be unreasonably withheld after completion of the Construction Project (but Zhone acknowledges that BNPLC's withholding of such approval shall be reasonable if BNPLC determines in good faith that
     (1) giving the approval may materially increase BNPLC's risk of liability for any existing or future environmental problem, or (2) giving the approval is likely to substantially increase BNPLC's administrative burden of complying with or monitoring Zhone's compliance with the requirements of the Building 3 Operative Documents or the Other Operative Documents).

          (b)   Condition of the Property. Zhone acknowledges that it has
                -------------------------
carefully and fully inspected the Property and accepts the Property in its present state, AS IS, and without any representation or warranty, express or
               -----
implied, as to the condition of such property or as to the use which may be made thereof. Zhone also accepts the Property without any covenant, representation or warranty, express or implied, by BNPLC or its Affiliates regarding the title thereto or the rights of any parties in possession of any part thereof, except as expressly set forth in Paragraph 20. BNPLC shall not be responsible for any latent or other defect or change of condition in the Land or in Improvements, fixtures and personal property forming a part of the Property or for any violations with respect thereto of Applicable Laws. Further, BNPLC shall not be required to furnish to Zhone any facilities or services of any kind, including water, steam, heat, gas, air conditioning, electricity, light or power.

          (c)   Consideration for and Scope of Waiver. The provisions of
                -------------------------------------
subparagraph 2.(b) above have been negotiated by BNPLC and Zhone after due consideration for the Rent payable hereunder and are intended to be a complete exclusion and negation of any representations or warranties of BNPLC or its Affiliates, express or implied, with respect to the Property that may arise pursuant to any law now or hereafter in effect or otherwise, except as expressly set forth herein.

     However, such exclusion of representations and warranties by BNPLC is not intended to impair any representations or warranties made by other parties, the benefit of which may pass to Zhone during the Term because of the definition of Personal Property and Property above.

[Improvements - Building 3]

     3    Rent.

          (a)   Base Rent Generally. On the Building 3 Base Rent Commencement
                -------------------
Date and on each Base Rent Date through the end of the Term, Zhone shall pay BNPLC rent ("Base Rent"). Each payment of Base Rent must be received by BNPLC no later than 10:00 a.m. (Pacific time) on the date it becomes due; if received after 10:00 a.m. (Pacific time) it will be considered for purposes of this Building 3 Lease as received on the next following Business Day. At least five days prior to any Building 3 Base Rent Commencement Date or Base Rent Date upon which an installment of Base Rent shall become due, BNPLC shall notify Zhone in writing of the amount of each installment, calculated as provided below. Any failure by BNPLC to so notify Zhone, however, shall not constitute a waiver of BNPLC's right to payment, but absent such notice Zhone shall not be in default hereunder for any underpayment resulting therefrom if Zhone, in good faith, reasonably estimates the payment required, makes a timely payment of the amount so estimated and corrects any underpayment within three Business Days after being notified by BNPLC of the underpayment.

          (b)   Impact of Collateral Upon Formulas. To ease the administrative
                ----------------------------------
burden of this Building 3 Lease and the Building 3 Pledge Agreement, the formulas for calculating Base Rent set out below in subparagraph 3.(c) reflect a reduction in the Base Rent equal to the interest that would accrue on any Collateral provided in accordance with the requirements of the Building 3 Pledge Agreement from time to time if the Accounts (as defined in the Building 3 Pledge Agreement) bore interest at the Deposit Rate. BNPLC has agreed to such reduction to provide Zhone with the economic equivalent of interest on such Collateral, and in return Zhone has agreed to the provisions of the Building 3 Pledge Agreement that excuse the actual payment of interest on the Accounts. By incorporating such reduction of Base Rent into the formulas below, and by providing for noninterest bearing Accounts in the Building 3 Pledge Agreement, an unnecessary and cumbersome periodic exchange of equal payments will be avoided. It is not, however, the intent of BNPLC or Zhone to understate Base Rent or interest for financial reporting purposes. Accordingly, for purposes of any financial reports that this Building 3 Lease requires of Zhone from time to time, Zhone may report Base Rent as if there had been no such reduction and as if the Collateral from time to time provided in accordance with the requirements of the Building 3 Pledge Agreement had been maintained in Accounts bearing interest at the Deposit Rate.

          (c)  Calculation of and Due Dates for Base Rent. Payments of Base Rent
               ------------------------------------------
shall be calculated and become due as follows:

          (i)  Amount Payable On the Building 3 Base Rent Commencement Date. The
               ------------------------------------------------------------
     Base Rent payable on the Building 3 Base Rent Commencement Date shall equal the difference (if any) between (a) the total amount that would have been added to the Outstanding Construction Allowance as Carrying Costs on such date if not for the limit set forth in subparagraph 6.(c)(i), and (b) the Carrying Costs actually added on such date to the Outstanding Construction Allowance, consistent with the limit set forth in subparagraph 6.(c)(i).

          (ii) Determination of Payment Due Dates, After the Building 3 Base
               -------------------------------------------------------------
     Rent Commencement Date, Generally.  For all Base Rent Periods subject to a
     ---------------------------------
     LIBOR Period Election of one month or three months, Base Rent shall be due in one installment on the Base Rent Date upon which the Base Rent Period ends. For Base Rent Periods subject to a LIBOR Period Election of six months, Base Rent shall be payable in two installments, with the first installment becoming due on the Base Rent Date that occurs on the first Business Day of the third calendar month following the commencement of such Base Rent Period, and with the second installment becoming due on the Base Rent Date upon which the Base Rent Period ends.

[Improvements - Building 3]

          (iii)  Special Adjustments to Base Rent Payment Dates and Periods.
                 ----------------------------------------------------------
     Notwithstanding the foregoing:

                 (a) Any Base Rent Period that begins before, and does not otherwise end before, the first Business Day of the first calendar month following a Failed Collateral Test Date shall end upon but not include such first Business Day, and such first Business Day shall constitute a Base Rent Date, upon which Zhone must pay all accrued, unpaid Base Rent for the Base Rent Period just ended.

                 (b) In addition to Base Rent due on a the first Business Day of the first calendar month following a Failed Collateral Test Date, Zhone must pay the Breakage Costs, if any, resulting from any early ending of a Base Rent Period pursuant to the preceding clause 3.(c)(iii)a).

                 (c) If Zhone or any Applicable Purchaser purchases BNPLC's interest in the Property pursuant to the Building 3 Purchase Agreement, any accrued unpaid Base Rent and all outstanding Additional Rent shall be due on the date of purchase in addition to the purchase price and other sums due BNPLC under the Building 3 Purchase Agreement.

          (v)    Base Rent Formula for Periods During Which The Collateral
                 ---------------------------------------------------------
     Percentage is 100%.  Each installment of Base Rent payable for any Base
     ------------------
     Rent Period during which the Collateral Percentage is one hundred percent (100%) shall equal:

          .      Stipulated Loss Value on the first day of such Base Rent
                 Period, times

          . the sum of (a) the Secured Spread and (b) the Effective Rate/Deposit Rate Difference for the period from and including the preceding Base Rent Date to but not including the Base Rent Date upon which the installment is due, times

          . the number of days in the period from and including the preceding Base Rent Date to but not including the Base Rent Date upon which the installment is due, divided by

          .      three hundred sixty.

          Assume, only for the purpose of illustration: that the Collateral Percentage for a hypothetical Base Rent Period is one hundred percent (100%); that prior to the first day of such Base Rent Period the Construction Allowance has been fully funded, but Qualified Prepayments have been received by BNPLC, leaving a Stipulated Loss Value of $15,000,000; that the sum of the Secured Spread and the Effective Rate/Deposit Rate Difference is fifty-seven and one-half basis points (57.5/100 of 1%); and that such Base Rent Period contains exactly thirty days. Under such assumptions, the Base Rent for the hypothetical Base Rent Period will equal:

                    $15,000,000 x .575% x 30/360 = $7187.50

          (v)    Base Rent Formula for Periods During Which The Collateral
                 ---------------------------------------------------------
     Percentage is Less Than 100%.  Each installment of Base Rent payable for
     ----------------------------
     any Base Rent Period during which the Collateral Percentage is less than one hundred percent (100%) shall equal:

          .      Stipulated Loss Value on the first day of such Base Rent
                 Period, times

[Improvements - Building 3]

           .   the sum of:


               (A) the product of:


                       (1) the Collateral Percentage for such Base Rent Period, times

                       (2) the sum of (a) the Secured Spread and (b) the Effective Rate/Deposit Rate Difference for the period from and including the preceding Base Rent Date to but not including the Base Rent Date upon which the installment is due, plus

               (B) the product of:


                       (1) one minus the Collateral Percentage for such Base Rent Period, times

                       (2) the sum of (a) the Effective Rate with respect to such Base Rent Period, plus (b) the Unsecured Spread for the period from and including the preceding Base Rent Date to but not including the Base Rent Date upon which the installment is due, times

           . the number of days in the period from and including the preceding Base Rent Date to but not including the Base Rent Date upon which the installment is due, divided by

           .   three hundred sixty.

           Assume, only for the purpose of illustration: that the Collateral Percentage for a hypothetical Base Rent Period is fifty percent (50%); that prior to the first day of such Base Rent Period the Construction Allowance has been fully funded, but Qualified Prepayments have been received by BNPLC, leaving a Stipulated Loss Value of $15,000,000; that the Effective Rate for the Base Rent Period is 6%; that the sum of the Secured Spread and the Effective Rate/Deposit Rate Difference is fifty-seven and one-half basis points (57.5/100 of 1%); that upon the commencement of such Base Rent Period the Unsecured Spread is two hundred twenty-five basis points (225/100 of 1%); and that such Base Rent Period contains exactly thirty days. Under such assumptions, the Base Rent for the hypothetical Base Rent Period will equal:

          $15,000,000 x {(50% x .575%) + ([1 - 50%] x [6% + 2.25%])} x 30/360 =
          $55,156.25

           (d) Additional Rent. All amounts which Zhone is required to pay to or
               ---------------
on behalf of BNPLC pursuant to this Building 3 Lease, together with every charge, premium, interest and cost set forth herein which may be added for nonpayment or late payment thereof, shall constitute rent (all such amounts, other than Base Rent, are herein called "Additional Rent", and together Base Rent and Additional Rent are herein sometimes called "Rent").

[Improvement - Building 3]

          (e)  Arrangement Fee. On the first Advance Date,  an Arrangement Fee
               ---------------
(the "Arrangement Fee") will be paid to BNPLC from the Construction Advance made on that date (and thus be included in Stipulated Loss Value) in the amount provided in the letter dated as of June 19, 2000 from BNPLC to Zhone.

          (f)  Commitment Fees.  For each Construction Period Zhone shall pay
               ---------------
BNPLC  a fee (a "Commitment Fee") as follows:

          (i) For each Construction Period ending before the first anniversary of the Effective Date, Commitment Fees shall equal:

          .    the sum of:

                    (A) twenty basis points (20/100 of 1%), times an amount (not less than zero) equal to:

                              (1) the Maximum Construction Allowance, less

                              (2) the Funded Construction Allowance on the first
                          day of such Construction Period; times

          .    the number of days in such Construction Period; divided by

          .    three hundred sixty.


          (ii) For each Construction Period ending on or after the first anniversary of the Effective Date, Commitment Fees shall equal:

          .    thirty basis points (30/100 of 1%), times an amount equal to:

                    (A) the Maximum Construction Allowance (as reduced on the
               day prior to the first anniversary of the Effective Date, to the extent required by the proviso in the definition thereof in the Common Definitions and Provisions Agreement), less

                    (B) the Funded Construction Advances on the first day of
               such Construction Period; times

          .    the number of days in such Construction Period, divided by

          .    three hundred sixty.

Zhone shall pay Commitment Fees in arrears on the first Business Day of January, April, July and October of each calendar year, beginning with the first Business Day of October, 2000 and continuing regularly throughout the Term so long as Commitment Fees have accrued and remain unpaid. On any date upon which BNPLC's interest in the Building 3 Property is sold pursuant to the Building 3 Purchase Agreement, and on the effective date of any termination of this Building 3 Lease pursuant to subparagraphs 1.(b) or 1.(c), Zhone shall pay accrued, unpaid Commitment Fees, if any.

[Improvements - Building 3]

On the first Business Day of October, 2000, Zhone shall pay (in addition to the Commitment Fees payable as provided above for the Construction Periods commencing on or after the Effective Date and ending on or before the first Business Day of October, 2000) the Commitment Fees that had accrued and remained unpaid under the Prior Lease Agreement as of the Effective Date.

          (g)  Upfront Syndication Fees; Administrative Agency Fees; Upfront
               ----------------------------------------------------
Syndication Fees. On the first Advance Date, a $30,000 upfront syndication fee
----------------
(the "Upfront Syndication Fee") will be paid to BNPLC (with the understanding that BNPLC will in turn make a payment of a corresponding amount to Wells Fargo Bank, N.A. as required by the Participation Agreement) from the Construction Advance made on that date (and thus be included in Stipulated Loss Value). If and as other Participants join in the Participation Agreement as contemplated therein, BNPLC will be paid additional syndication fees (also, "Upfront Syndication Fees") from the Construction Advances or by Zhone in the amounts provided in the letter dated as of June 19, 2000 from BNPLC to Zhone. On the first Advance Date, an administrative agency fee (an "Administrative Agency Fee") will be paid to BNPLC from the Construction Advance made on that date (and thus be included in Stipulated Loss Value) in the amounts provided in the letter dated as of June 19, 2000 from BNPLC to Zhone. Also, on each anniversary of the Effective Date, Zhone shall pay to BNPLC an administrative agency fee (also, an "Administrative Agency Fee") in the amount set forth in the letter agreement dated as of June 19, 2000 from BNPLC to Zhone.

          (h)  Issue 97-10 Prepayments. Following any Issue 97-10 Election or
               -----------------------
any CMA Termination Event under (and as defined in) the Building 3 CMA, Zhone shall make an Issue 97-10 Prepayment to BNPLC within three Business Days after receipt of any demand for such a payment. BNPLC may demand an Issue 97-10 Prepayment pursuant to this subparagraph at any time and from time to time (as Project Costs increase) after any Issue 97-10 Election or CMA Termination Event.

          (i)  No Demand or Setoff. Except as expressly provided herein, Zhone
               -------------------
shall pay all Rent without notice or demand and without counterclaim, deduction, setoff or defense.

          (j)  Default Interest and Order of Application. All Rent shall bear
               -----------------------------------------
interest, if not paid when first due, at the Default Rate in effect from time to time from the date due until paid; provided, that nothing herein contained will be construed as permitting the charging or collection of interest at a rate exceeding the maximum rate permitted under Applicable Laws. BNPLC shall be entitled to apply any amounts paid by or on behalf of Zhone against any Rent then past due in the order the same became due or in such other order as BNPLC may elect.

     4    Nature of this Agreement.

          (a)  "Net" Lease Generally. Subject only to the exceptions listed in
               ---------------------
subparagraph 5.(d) below, it is the intention of BNPLC and Zhone that Base Rent, the Arrangement Fees, Upfront Syndication Fees, Administrative Agency Fees, Commitment Fees and other payments herein specified shall be absolutely net to BNPLC and that Zhone shall pay all costs, expenses and obligations of every kind relating to the Property or this Building 3 Lease which may arise or become due, including: (i) any taxes payable by virtue of BNPLC's receipt of amounts paid to or on behalf of BNPLC in accordance with Paragraph 5; (ii) any amount for which BNPLC is or becomes liable with respect to the Permitted Encumbrances or the Development Documents; and (iii) any costs incurred by BNPLC (including Attorneys' Fees) because of BNPLC's acquisition or ownership of any interest in the Property or because of this Building 3 Lease or the transactions contemplated herein.

[Improvements - Building 3]

          (b)    No Termination. Except as expressly provided in this Building 3
                 --------------
Lease itself, this Building 3 Lease shall not terminate, nor shall Zhone have any right to terminate this Building 3 Lease, nor shall Zhone be entitled to any abatement of the Rent, nor shall the obligations of Zhone under this Building 3 Lease be excused, for any reason whatsoever, including any of the following: (i) any damage to or the destruction of all or any part of the Property from whatever cause, (ii) the taking of the Property or any portion thereof by eminent domain or otherwise for any reason, (iii) the prohibition, limitation or restriction of Zhone's use or development of all or any portion of the Property or any interference with such use by governmental action or otherwise, (iv) any eviction of Zhone or of anyone claiming through or under Zhone, (v) any default on the part of BNPLC under this Building 3 Lease or under any other agreement to which BNPLC and Zhone are parties, (vi) the inadequacy in any way whatsoever of the design, construction, assembly or installation of any improvements, fixtures or tangible personal property included in the Property (it being understood that BNPLC has not made, does not make and will not make any representation express or implied as to the adequacy thereof), (vii) any latent or other defect in the Property or any change in the condition thereof or the existence with respect to the Property of any violations of Applicable Laws, (viii) any breach by Seller of the Acquisition Contract or other agreements or promises or representations made in connection with the Acquisition Contract, or (ix) any other cause whether similar or dissimilar to the foregoing. It is the intention of the parties hereto that the obligations of Zhone hereunder shall be separate and independent of the covenants and agreements of BNPLC, that Base Rent and all other sums payable by Zhone hereunder shall continue to be payable in all events and that the obligations of Zhone hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been terminated or limited pursuant to an express provision of this Building 3 Lease. Without limiting the foregoing, Zhone waives to the extent permitted by Applicable Laws, except as otherwise expressly provided herein, all rights to which Zhone may now or hereafter be entitled by law (including any such rights arising because of any implied "warranty of suitability" or other warranty under Applicable Laws) (i) to quit, terminate or surrender this Building 3 Lease or the Property or any part thereof or (ii) to any abatement, suspension, deferment or reduction of the Rent.

     However, nothing in this subparagraph 4.(b) shall be construed as a waiver by Zhone of any right Zhone may have at law or in equity to the following remedies, whether because of BNPLC's failure to remove a Lien Removable by BNPLC or because of any other default by BNPLC under this Building 3 Lease that continues beyond the period for cure provided in Paragraph 19: (i) the recovery of monetary damages, (ii) injunctive relief in case of the violation, or attempted or threatened violation, by BNPLC of any of the express covenants, agreements, conditions or provisions of this Building 3 Lease which are binding upon BNPLC (including the confidentiality provisions set forth in subparagraph 16.(c) below), or (iii) a decree compelling performance by BNPLC of any of the express covenants, agreements, conditions or provisions of this Building 3 Lease which are binding upon BNPLC.

          (c)    Tax Reporting. BNPLC and Zhone shall report this Building 3
                 -------------
Lease and the Building 3 Purchase Agreement for federal income tax purposes as a conditional sale unless prohibited from doing so by the Internal Revenue Service. If the Internal Revenue Service shall challenge BNPLC's characterization of this Building 3 Lease and the Building 3 Purchase Agreement as a conditional sale for federal income tax reporting purposes, BNPLC shall notify Zhone in writing of such challenge and consider in good faith any reasonable suggestions by Zhone about an appropriate response. In any event, Zhone shall (subject only to the limitations set forth in this subparagraph) indemnify and hold harmless BNPLC from and against all liabilities, costs, additional taxes (other than Excluded Taxes) and other expenses that may arise or become due because of such challenge or because of any resulting recharacterization required by the Internal Revenue Service, including any additional taxes that may become due upon any sale under the Building 3 Purchase Agreement to the extent (if any) that such additional taxes are not offset by tax savings resulting from additional depreciation deductions or other tax benefits to BNPLC of the recharacterization. If BNPLC receives a written notice of any challenge by

[Improvements - Building 3]
the Internal Revenue Service that BNPLC believes will be covered by this Paragraph, then BNPLC shall promptly furnish a copy of such notice to Zhone. The failure to so provide a copy of the notice to Zhone shall not excuse Zhone from its obligations under this Paragraph; provided, that if none of the officers of Zhone and none of the employees of Zhone responsible for tax matters are aware of the challenge described in the notice and such failure by BNPLC renders unavailable defenses that Zhone might otherwise assert, or precludes actions that Zhone might otherwise take, to minimize its obligations hereunder, then Zhone shall be excused from its obligation to indemnify BNPLC against liabilities, costs, additional taxes and other expenses, if any, which would not have been incurred but for such failure. For example, if BNPLC fails to provide Zhone with a copy of a notice of a challenge by the Internal Revenue Service covered by the indemnities set out in this Building 3 Lease and Zhone is not otherwise already aware of such challenge, and if as a result of such failure BNPLC becomes liable for penalties and interest covered by the indemnities in excess of the penalties and interest that would have accrued if Zhone had been promptly provided with a copy of the notice, then Zhone will be excused from any obligation to BNPLC to pay the excess.

          (d)    Characterization of this Building 3 Lease. For purposes of
                 -----------------------------------------
determining the appropriate financial accounting for this Building 3 Lease and for purposes of determining their respective rights and remedies under state law, BNPLC and Zhone believe and intend that (i) this Building 3 Lease constitutes a true lease, not a mere financing arrangement, enforceable in accordance with its express terms, and the preceding subparagraph is not intended to affect the enforcement of any other provisions of this Building 3 Lease or the Building 3 Purchase Agreement, and (ii) the Building 3 Purchase Agreement shall constitute a separate and independent contract, enforceable in accordance with the express terms and conditions set forth therein. In this regard, Zhone acknowledges that Zhone asked BNPLC to participate in the transactions evidenced by this Building 3 Lease and the Building 3 Purchase Agreement as a landlord and owner of the Property, not as a lender. Although other transactions might have been used to accomplish similar results, Zhone expects to receive certain material accounting and other advantages through the use of a lease transaction. Accordingly, and notwithstanding the reporting for income tax purposes described in the preceding subparagraph, Zhone cannot equitably deny that this Building 3 Lease and the Building 3 Purchase Agreement should be construed and enforced in accordance with their respective terms, rather than as a mortgage or other security device, in any action brought by BNPLC to enforce this Building 3 Lease or the Building 3 Purchase Agreement.

     5    Payment of Executory Costs and Losses Related to the Property.

          (a)    Impositions. Subject only to the exceptions listed in
                 -----------
subparagraph 5.(d) below, Zhone shall pay or cause to be paid prior to delinquency all ad valorem taxes assessed against the Property and other Impositions. If requested by BNPLC from time to time, Zhone shall furnish BNPLC with receipts showing payment of all Impositions prior to the applicable delinquency date therefor.

     Notwithstanding the foregoing, Zhone may in good faith, by appropriate proceedings, contest the validity, applicability or amount of any asserted Imposition, and pending such contest Zhone shall not be deemed in default under any of the provisions of this Building 3 Lease because of the Imposition if (1) Zhone diligently prosecutes such contest to completion in a manner reasonably satisfactory to BNPLC, and (2) Zhone promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs, penalties and interest thereon, promptly after such judgment becomes final; provided, however, in any event each such contest shall be concluded and the contested Impositions must be paid by Zhone prior to the earlier of (i) the date that any criminal prosecution is instituted or overtly threatened against BNPLC or its directors, officers or employees because of the nonpayment thereof or
(ii) the date any writ or order is issued under which any property owned or leased by BNPLC (including the Property) may be seized or sold or any other action is taken against BNPLC or against any property owned or leased by BNPLC because of the nonpayment thereof, or (iii)

[Improvements - Building 3]
any Designated Sale Date upon which, for any reason, Zhone or an Affiliate of Zhone or any Applicable Purchaser shall not purchase BNPLC's interest in the Property pursuant to the Building 3 Purchase Agreement for a price to BNPLC (when taken together with any additional payments made by Zhone pursuant to Paragraph 1(A)(3) of the Building 3 Purchase Agreement, in the case of a
-----------------
purchase by an Applicable Purchaser) equal to the Building 3 Break Even Amount.

          (b)   Increased Costs; Capital Adequacy Charges. Subject only to the
                -----------------------------------------
exceptions listed in subparagraph 5.(d) below:


          (i) If after the Effective Date there shall be any increase in the cost to BNPLC's Parent or any other Participant agreeing to make or making, funding or maintaining advances to BNPLC in connection with the Property because of any Banking Rules Change, then Zhone shall from time to time, pay to BNPLC for the account of BNPLC's Parent or such other Participant, as the case may be, additional amounts sufficient to compensate BNPLC's Parent or the Participant for such increased cost. An increase in costs resulting from any imposition or increase of reserve requirements applicable to Collateral held from time to time by BNPLC's Parent or other Participants pursuant to the Building 3 Pledge Agreement would be an increase covered by the preceding sentence. A certificate as to the amount of such increased cost, submitted to BNPLC and Zhone by BNPLC's Parent or the other Participant, shall be conclusive and binding upon Zhone, absent clear and demonstrable error.


          (ii) BNPLC's Parent or any other Participant may demand additional payments ("Capital Adequacy Charges") if BNPLC's Parent or the other Participant determines that any Banking Rules Change affects the amount of capital to be maintained by it and that the amount of such capital is increased by or based upon the existence of advances made or to be made to BNPLC to permit BNPLC to maintain BNPLC's investment in the Property or to make Construction Advances. To the extent that BNPLC's Parent or another Participant demands Capital Adequacy Charges as compensation for the additional capital requirements reasonably allocable to such investment or advances, Zhone shall pay to BNPLC for the account of BNPLC's Parent or the other Participant, as the case may be, the amount so demanded. Without limiting the foregoing, BNPLC and Zhone hereby acknowledge and agree that the provisions for calculating Base Rent set forth herein reflect the assumption that the Building 3 Pledge Agreement will cause a zero percent (0%) risk weight to be assigned to a percentage (equal to the Collateral Percentage) of the collective investment of BNPLC and the Participants in the Property pursuant to 12 Code of Federal Regulations, part 225, as from time to time supplemented or amended, or pursuant to any other similar or successor statute or regulation applicable to BNPLC and the Participants. If and so long as such risk weight is increased above the assumed amount of zero percent (0%) because of a Banking Rules Change, Capital Adequacy Charges may be collected to yield the same rate of return to BNPLC, BNPLC's Parent and any other Participants (net of their costs of maintaining required capital) that they would have enjoyed from this Building 3 Lease absent such increase.

          (iii) Notwithstanding the foregoing provisions of this subparagraph 5.(b), Zhone shall not be obligated pay any claim for compensation pursuant to this subparagraph 5.(b) arising or accruing more than six months prior to the date Zhone is notified that BNPLC or a Participant intends to make the claim; provided, however, that Zhone shall not be excused by this subparagraph from providing such compensation for any period during which notice on behalf of BNPLC or the Participant, as the case may be, could not be provided because of the retroactive application of the statute, regulation or other basis for the claim.

[Improvements - Building 3]

          (iv) Any amount required to be paid by Zhone under this subparagraph 5.(b) shall be due fifteen days after a notice requesting such payment is received by Zhone.

          (c)    Zhone's Payment of Other Losses; General Indemnification.
                 --------------------------------------------------------
Subject only to the exceptions listed in subparagraph 5.(d) below:


          (i) All Losses (including Environmental Losses) asserted against or incurred or suffered by BNPLC or other Interested Parties at any time and from time to time by reason of, in connection with or arising out of (A) their ownership or alleged ownership of any interest in the Property or the Rents, (B) the use and operation of the Property, (C) the negotiation, administration or enforcement of the Building 3 Operative Documents, (D) the making of Funding Advances, (E) the Construction Project, (F) the breach by Zhone of this Building 3 Lease or any other document executed by Zhone in connection herewith, (G) any failure of the Property or Zhone itself to comply with Applicable Laws, (H) Permitted Encumbrances, (I) Hazardous Substance Activities, including those occurring prior to Effective Date, (J) any obligations under the Acquisition Contract (or under any other agreement made with the City of Oakland in connection with or pursuant to the Acquisition Contract) that survive the closing under the Acquisition Contract, or (K) any bodily or personal injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever, shall be paid by Zhone, and Zhone shall indemnify and defend BNPLC and other Interested Parties from and against all such Losses.

          (ii) THE INDEMNITIES AND RELEASES PROVIDED HEREIN FOR THE BENEFIT OF BNPLC AND OTHER INTERESTED PARTIES, INCLUDING THE INDEMNITY SET FORTH IN
     -----           -          -
     THE PRECEDING SUBPARAGRAPH 5.(c)(i), SHALL APPLY EVEN IF AND WHEN THE SUBJECT MATTERS OF THE INDEMNITIES AND RELEASES ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OR STRICT LIABILITY OF BNPLC OR ANOTHER INTERESTED PARTY.
                                              -----            -          -
     FURTHER, SUCH INDEMNITIES AND RELEASES WILL APPLY EVEN IF INSURANCE OBTAINED BY ZHONE OR REQUIRED OF ZHONE BY THIS BUILDING 3 LEASE OR OTHER
                 -                    -             -          -
     BUILDING 3 OPERATIVE DOCUMENTS IS NOT ADEQUATE TO COVER LOSSES AGAINST OR
                -         -                                  -
     FOR WHICH THE INDEMNITIES AND RELEASES ARE PROVIDED. ZHONE'S LIABILITY,
                                                          -
     HOWEVER, FOR ANY FAILURE TO OBTAIN INSURANCE REQUIRED BY THIS BUILDING 3
                                                                   -
     LEASE OR OTHER BUILDING 3 OPERATIVE DOCUMENTS WILL NOT BE LIMITED TO LOSSES
     -                         -         -                                -
     AGAINST WHICH INDEMNITIES ARE PROVIDED HEREIN, IT BEING UNDERSTOOD THAT SUCH INSURANCE IS INTENDED TO DO MORE THAN PROVIDE A SOURCE OF PAYMENT FOR LOSSES AGAINST WHICH BNPLC AND OTHER INTERESTED PARTIES ARE ENTITLED TO
     -                    -----           -          -
     INDEMNIFICATION BY THIS BUILDING 3 LEASE.
                             -          -

          (iii) Costs and expenses for which Zhone shall be responsible pursuant to this subparagraph 5.(c) will include appraisal fees, filing and recording fees, inspection fees, survey fees, taxes, brokerage fees and commissions, abstract fees, title policy fees, Uniform Commercial Code search fees, escrow fees and Attorneys' Fees incurred by BNPLC with respect to the Property, whether such costs and expenses are incurred at the time of execution of this Building 3 Lease or at any time during the Term. Such costs and expenses will also include Attorneys' Fees or other costs incurred to evaluate lien releases and other information submitted by Zhone with requests for Construction Advances.

[Improvements - Building 3]

          (iv) Zhone's obligations under this subparagraph 5.(c) shall survive the termination or expiration of this Building 3 Lease. Any amount to be paid by Zhone under this subparagraph 5.(c) shall be due fifteen days after a notice requesting such payment is received by Zhone.

          (v     If an Interested Party notifies Zhone of any claim or
     proceeding included in, or any investigation or allegation concerning, Losses for which Zhone is responsible pursuant to this subparagraph 5.(c), Zhone shall assume on behalf of the Interested Party and conduct with due diligence and in good faith the investigation and defense thereof and the response thereto with counsel selected by Zhone, but reasonably satisfactory to the Interested Party; provided, that the Interested Party shall have the right to be represented by advisory counsel of its own selection and at its own expense; and provided further, that if any such claim, proceeding, investigation or allegation involves both Zhone and the Interested Party and the Interested Party shall have reasonably concluded that there are legal defenses available to it which are inconsistent with or in addition to those available to Zhone, then the Interested Party shall have the right to select separate counsel to participate in the investigation and defense of and response to such claim, proceeding, investigation or allegation on its own behalf, and Zhone shall pay or reimburse the Interested Party for all Attorney's Fees incurred by the Interested Party because of the selection of such separate counsel. If Zhone fails to assume promptly (and in any event within fifteen days after being notified of the applicable claim, proceeding, investigation or allegation) the defense of the Interested Party, then the Interested Party may contest (or settle, with the prior consent of Zhone, which consent will not be unreasonably withheld) the claim, proceeding, investigation or allegation at Zhone's expense using counsel selected by the Interested Party. Moreover, if any such failure by Zhone continues for forty-five days or more after Zhone is notified of any such claim, proceeding, investigation or allegation, the Interested Party may elect not to contest or continue contesting the same and instead, in accordance with the written advice of counsel, settle (or pay in full) all claims related thereto without Zhone's consent and without releasing Zhone from any obligations to the Interested Party under this subparagraph 5.(c).

          (d     Exceptions and Qualifications to Indemnities.
                 --------------------------------------------

          (i     BNPLC acknowledges and agrees that nothing in subparagraph
     4.(a) or the preceding subparagraphs of this Paragraph 5 shall be construed to require Zhone to pay or reimburse (w) any costs or expenses incurred by any Interested Party (including BNPLC or any transferee of BNPLC) to accomplish any Permitted Transfers described in clauses (1), (2), (3), (4) or (6) of the definition thereof in the Building 3 CDPA, (x) Excluded Taxes, (y) Losses incurred or suffered by any Interested Party that are proximately caused by (and attributed by any applicable principles of comparative fault to) the Established Misconduct of that Interested Party, or (z) Losses incurred or suffered in connection with the execution of the Participation Agreement or Building 3 Pledge Agreement by Participants (or supplements making them parties thereto) or in connection with any negotiation or due diligence Participants may undertake before entering into the Participation Agreement or Building 3 Pledge Agreement. Further, without limiting BNPLC's rights (as provided in other provisions of this Building 3 Lease and other Building 3 Operative Documents) to include the following in the calculation of the Outstanding Construction Allowance, Stipulated Loss Value, the Building 3 Break Even Amount and the Maximum Permitted Prepayment (as applicable) or to collect Base Rent, Issue 97-10 Prepayments, a Building 3 Supplemental Payment and other amounts, the calculation of which depends upon the Outstanding Construction Allowance, Stipulated Loss Value, the Building 3 Break Even Amount and the Maximum Permitted Prepayment, BNPLC acknowledges and agrees that nothing in subparagraph 4.(a) or the preceding subparagraphs of this Paragraph 5 shall be construed to require Zhone to pay or reimburse an Interested Party for:

[Improvements - Building 3]

               a) costs previously paid by BNPLC with the proceeds of the Prior Funding Advances; or


               b) Construction Advances, including costs and expenditures incurred or paid by or on behalf of BNPLC after any Landlord's Election to Continue Construction, to the extent that such costs and expenditures are considered to be Construction Advances pursuant to subparagraph 6.(e); or


               c) any Post Closing Advance made by BNPLC as provided in the Land Lease.

     Further, if an Interested Party receives a written notice of Losses that such Interested Party believes are covered by the indemnity in subparagraph 5.(c)(i), then such Interested Party will be expected to promptly furnish a copy of such notice to Zhone. The failure to so provide a copy of the notice to Zhone shall not excuse Zhone from its obligations under subparagraph 5.(c)(i); provided, that if Zhone is unaware of the matters described in the notice and such failure renders unavailable defenses that Zhone might otherwise assert, or precludes actions that Zhone might otherwise take, to minimize its obligations, then Zhone shall be excused from its obligation to indemnify such Interested Party (and any Affiliate of such Interested Party) against the Losses, if any, which would not have been incurred or suffered but for such failure. For example, if BNPLC fails to provide Zhone with a copy of a notice of an obligation covered by the indemnity set out in subparagraph 5.(c)(i) and Zhone is not otherwise already aware of such obligation, and if as a result of such failure BNPLC becomes liable for penalties and interest covered by the indemnity in excess of the penalties and interest that would have accrued if Zhone had been promptly provided with a copy of the notice, then Zhone will be excused from any obligation to BNPLC (or any Affiliate of BNPLC) to pay the excess.

          (ii Notwithstanding anything to the contrary in subparagraph 4.(a) or the preceding subparagraphs of this Paragraph 5, Zhone's liability for payments required by the preceding subparagraphs of this Paragraph 5, and not excused by the preceding subparagraph 5.(d)(i), prior to substantial completion of the Construction Project ("Construction-Period Indemnity Payments") shall be subject to the following provisions:

                a) Zhone may decline to pay any Construction-Period Indemnity Payments other than the following (it being understood that Zhone's payment of the following Construction-Period Indemnity Payments shall not be subject to any abatement or deferral by anything contained in this subparagraph 5.(d)(ii)):

                    (1    Construction-Period Indemnity Payments eligible for
               reimbursement to Zhone under the terms and conditions of the Building 3 CMA; and

                    (2    Construction-Period Indemnity Payments that constitute
               Absolute Construction Obligations.


                b) Any Construction-Period Indemnity Payment Zhone is excused from paying by this subparagraph 5.(d)(ii), together with interest thereon at the Default Rate, will be included in the calculation of the Building 3 Break Even Amount under (and as defined in) the Building 3 Purchase Agreement.

[Improvements - Building 3]

     6.   Construction.


          (a   Construction Advances; Outstanding Construction Allowance. The
               ---------------------------------------------------------
Building 3 CMA entitles Zhone to receive from BNPLC - subject to the terms and conditions set forth in the Building 3 CMA - Construction Advances on Advance Dates from time to time to pay or reimburse Zhone for the costs of the Construction Project and certain other costs described in the Building 3 CMA. In addition, BNPLC may from time to time make expenditures or incur costs constituting Construction Advances after a Landlord's Election to Continue Construction as described in subparagraph 6.(e). As used herein, references to the "Outstanding Construction Allowance" mean the difference on the date in question (but not less than zero) of (A) the total of all Prior Advances and Construction Advances made by or on behalf of BNPLC on or prior to the date in question, plus (B) all Carrying Costs added on or prior to the date in question, less (C) any funds received and applied as Qualified Prepayments on or prior to the date in question. Base Rent will not accrue for any Construction Period. But for each Construction Period charges ("Carrying Costs") shall accrue for each Construction Period as described below and will be added to (and thereafter be included in) the Outstanding Construction Allowance on the last day of such Construction Period (i.e., generally on the Advance Date upon which such Construction Period ends). However, if for any reason Stipulated Loss Value (and thus the Outstanding Construction Allowance included as a component thereof) must be determined as of any date between Advance Dates, the Outstanding Construction Allowance determined on such date shall include not only Carrying Costs added on or before the immediately preceding Advance Date computed as described below, but also Carrying Costs accruing on and after such preceding Advance Date to but not including the date in question.

          (b   Calculation of Carrying Costs.
               -----------------------------

          (i   Carrying Cost Formulas.  Carrying Costs accruing for any
               ----------------------
     Construction Period shall equal the sum of two components, referred to herein as "Basic Carrying Costs" and "Supplemental Carrying Costs". Subject to the limitations set forth in subparagraph 6.(c), each of the components will be computed as follows:

               a)   Basic Carrying Costs. Basic Carrying Costs accruing for any
                    --------------------
          Construction Period shall equal:

               . the sum on the first day of such Construction Period of (i) Stipulated Loss Value calculated under (and as defined in) the Building 3 CDPA and (ii) the Building 3 Land Percentage of Stipulated Loss Value calculated under (and as defined in) the Land CDPA, times

                . the sum of (1) the Secured Spread and (2) the Effective Rate/Deposit Rate Difference for such Construction Period, times

                . the number of days in the period from and including the preceding Advance Date to but not including the Advance Date upon which the period ends, divided by

                .   three hundred sixty.

[Improvements - Building 3]

               Assume, only for the purpose of illustration: that on the first day of a hypothetical Construction Period such Construction Period Combined Stipulated Loss Value is $15,000,000; that the sum of the Secured Spread and the Effective Rate/Deposit Rate Difference for such Construction Period is fifty-seven and one-half basis points (57.5/100 of 1%); and that such Construction Period contains exactly thirty days. Under such assumptions, the Carrying Costs for the hypothetical Construction Period will equal:

                    $15,000,000 x .575% x 30/360 = $7,187.50

               b)    Supplemental Carrying Costs. Supplemental Carrying Costs
                     ---------------------------
          accruing for any Construction Period shall equal:

               . the sum on the first day of such Construction Period of (i) Stipulated Loss Value calculated under (and as defined in) the Building 3 CDPA and (ii) the Building 3 Land Percentage of Stipulated Loss Value calculated under (and as defined in) the Land CDPA, times

               .     the Deposit Rate for such Construction Period, times

               . the number of days in the period from and including the preceding Advance Date to but not including the Advance Date upon which the period ends, divided by

               .     three hundred sixty.

               Assume, only for the purpose of illustration: that on the first day of a hypothetical Construction Period such Construction Period Combined Stipulated Loss Value is $15,000,000; that the Deposit Rate for such Construction Period is six percent (6%) per annum; and that such Construction Period contains exactly thirty days. Under such assumptions, the Carrying Costs for the hypothetical Construction Period will equal:

                      $15,000,000 x 6% x 30/360 = $75,000

          (ii   Explanation of Carrying Cost Formulas/Agreement of BNPLC to Fund
                ----------------------------------------------------------------
     Additional Collateral Equal to Supplemental Carrying Costs.  If total
     ----------------------------------------------------------
     Carrying Costs for any Construction Period were limited only to the Basic Carrying Costs, then such total Carrying Costs would reflect the same reduction as the reduction of Base Rent described in subparagraph 3.(b). However, unlike Base Rent, Carrying Costs will not be paid directly from Zhone to BNPLC in periodic payments as they accrue, so a reduction of Carrying Costs cannot provide Zhone with the economic equivalent of periodic payments of interest accruing at the Deposit Rate on the Collateral. Thus, rather than agree to so limit total Carrying Costs, BNPLC and Zhone agree as follows:

                a) Supplemental Carrying Costs will accrue for each Construction Period and, like Basic Carrying Costs, be added to the Outstanding Construction Allowance as provided above.

                b) Each time BNPLC adds Supplemental Carrying Costs to the Outstanding Construction Allowance pursuant to the foregoing provisions, BNPLC will also make a deposit into one or more Accounts (as defined in the Building 3 Pledge Agreement) for Zhone in an

[Improvments - Building 3]
          amount equal to the Supplemental Carrying Costs so added. Such deposit will be added to and constitute Collateral pledged on and subject to the terms and conditions set forth in the Building 3 Pledge Agreement as if it had been deposited by Zhone itself. Accordingly, any withdrawal from the Accounts of any such deposits by BNPLC for Zhone will be subject to the same terms and conditions of the Building 3 Pledge Agreement that apply to other Collateral. By providing for such deposits on behalf of Zhone equal to Supplemental Carrying Costs, Zhone will get the economic equivalent of periodic payments of interest on the Collateral as if the interest accrued from time to time at the Deposit Rate. In no event, however, shall any such deposit constitute a "Construction Advance" under and as defined in the Building 3 CMA, it being understood that, although the Supplemental Carrying Costs used to compute the amount of such a deposit will be added to the Outstanding Construction Allowance, the deposit itself will not be added to the Outstanding Construction Allowance.

          (c    Limits on the Amount of Carrying Costs.
                ---------------------------------------

          (i    Limit Tied to Maximum Construction Allowance.  Notwithstanding
                --------------------------------------------
     the foregoing, because the Construction Allowance available to Zhone under the Building 3 CMA is limited in amount to the Maximum Construction Allowance, and because Carrying Costs are to be charged against the Construction Allowance, Carrying Costs added to the Outstanding Construction Allowance on the Building 3 Base Rent Commencement Date shall not exceed the amount that can be added without causing the Funded Construction Allowance to exceed the Maximum Construction Allowance. If, because of an extension of the Building 3 Base Rent Commencement Date by BNPLC (as described in the definition thereof in the Building 3 CDPA) or because of any Landlord's Election to Continue Construction, the Funded Construction Allowance already exceeds the Maximum Construction Allowance, then no Carrying Costs will be added to the Outstanding Construction Allowance on the Building 3 Base Rent Commencement Date.

          (ii   Limit Tied to Funding by Participants.  Notwithstanding anything
                -------------------------------------
     in the foregoing provisions to the contrary, the addition of Supplemental Carrying Costs to the Outstanding Construction Allowance on any Advance Date or on the Building 3 Base Rent Commencement Date, and BNPLC's obligation in connection therewith to make a deposit for Zhone equal to such Supplemental Carrying Costs, shall be subject to the conditions that
     (A) no Event of Default shall have occurred and be continuing and no CMA Termination Event shall have occurred, and (B) no Participant (other than an Affiliate of BNPLC) shall have failed to advance its pro rata share of the funds needed to make such deposit as contemplated by the Participation Agreement. In this regard, it is understood that BNPLC will not be responsible for a breach by any Participant (other than an Affiliate of BNPLC) of its obligation to make advances required by the Participation Agreement.

          (d    Zhone's Right to Control the Construction Project. Subject to
                -------------------------------------------------
BNPLC's rights under subparagraph 6.(e) of this Building 3 Lease, the Building 3 CMA grants to Zhone the sole right and responsibility for designing and constructing the Construction Project, it being understood that although title to all Improvements on the Building 3 Site will pass directly to BNPLC (as more particularly provided in Paragraph 7), BNPLC's obligation with respect to the Construction Project shall be limited to the making of advances under and subject to the conditions set forth in the Building 3 CMA. No contractor or other third party shall be entitled to require BNPLC to make advances as a third party beneficiary of this Building 3 Lease or of the Building 3 CMA or otherwise.

[Improvements - Building 3]

          (e   Landlord's Election to Continue Construction. Without limiting
               --------------------------------------------
BNPLC's other rights and remedies under this Building 3 Lease, and without terminating this Building 3 Lease or Zhone's obligations hereunder or under any of the other documents referenced herein, in the event of any termination of the Building 3 CMA as provided in subparagraph 4(D) or subparagraph 4(E) thereof,
                              --------------------------------------
BNPLC shall be entitled (but not obligated) to take whatever action it deems necessary or appropriate by the use of legal proceedings or otherwise to continue or complete the Construction Project in a manner substantially consistent (to the extent practicable under Applicable Laws) with the general description of the Construction Project set forth in Exhibit B to the Building 3
                                                     ---------
CMA and with the permitted use of the Property set forth in subparagraph 2.(a). (As used herein, "Landlord's Election to Continue Construction" means any election by BNPLC to continue or complete the Construction Project pursuant to the preceding sentence.) After any Landlord's Election to Continue Construction, BNPLC may do any one or more of the following pursuant to this subparagraph without further notice and regardless of whether any Event of Default is then continuing:


          (i   Take Control of the Property. BNPLC may cause Zhone and any
               ----------------------------
     contractors or other parties on the Property to vacate the Property until the Construction Project is complete or BNPLC elects not to continue work on the Construction Project.


         (ii   Continuation of Construction. BNPLC may perform or cause to be
               ----------------------------
     performed any work to complete or continue the construction of the Construction Project. In this regard, so long as work ordered or undertaken by BNPLC is substantially consistent (to the extent practicable under Applicable Laws) with the general description of the Construction Project set forth in Exhibit B to the Building 3 CMA and the permitted use of the
                  ---------
     Property set forth in subparagraph 2.(a), BNPLC shall have complete discretion to:


               a) proceed with construction according to such plans and specifications as BNPLC may from time to time approve;

               b) establish and extend construction deadlines as BNPLC from time to time deems appropriate, without obligation to adhere to the deadlines for completion of construction set forth in the Building 3 CMA;

               c) hire, fire and replace architects, engineers, contractors, construction managers and other consultants as BNPLC from time to time deems appropriate, without obligation to use, consider or compensate architects, engineers, contractors, construction managers or other consultants previously selected or engaged by Zhone;

               d) determine the compensation that any architect, engineer, contractor, construction manager or other consultant engaged by BNPLC will be paid, and the terms and conditions that will govern the payment of such compensation (including whether payment will be due in advance, over the course of construction or on some other basis and including whether contracts will be let on a fixed price basis, a cost plus a fee basis or some other basis), as BNPLC from time to time deems appropriate;

               e) pay, settle or compromise existing or future bills and claims which are or may be liens against the Property or as BNPLC considers necessary or desirable for the completion of the Construction Project or the removal of any clouds on title to the Property;

[Improvements - Building 3]

                f) prosecute and defend all actions or proceedings in connection with the construction of the Construction Project;

                g) select and change interior and exterior finishes for the Improvements and landscaping on the Building 3 Site as BNPLC from time to time deems appropriate; and

                h) generally do anything that Zhone itself might have done if Zhone had satisfied or obtained BNPLC's waiver of the conditions specified therein.

          (iii  Arrange for Turnkey Construction. Without limiting the
                --------------------------------
     generality of the foregoing, BNPLC may engage any contractor or real estate developer BNPLC believes to be reputable to take over and complete construction of the Construction Project on a "turnkey" basis.

          (iv   Suspension or Termination of Construction. Notwithstanding any
                -----------------------------------------
     Landlord's Election to Continue Construction, BNPLC may subsequently elect at any time to suspend or terminate further construction without obligation to Zhone.

For purposes of this Building 3 Lease and other Building 3 Operative Documents (including the determination of the Outstanding Construction Allowance, Stipulated Loss Value, the Building 3 Break Even Amount and the Maximum Permitted Prepayment), after any Landlord's Election to Continue Construction, all costs and expenditures incurred or paid by or on behalf of BNPLC to complete or continue construction as provided in this subparagraph shall be considered Construction Advances and Project Costs, regardless of whether they cause the Funded Construction Allowance to exceed the Maximum Construction Allowance. Further, as used in the preceding sentence, "costs incurred" by BNPLC will include costs that BNPLC has become obligated to pay to any third party that is not an Affiliate of BNPLC (including any contractor), even if the payments for which BNPLC has become so obligated will constitute prepayments for work or services to be rendered after payment and notwithstanding that BNPLC's obligations for the payments may be conditioned upon matters beyond BNPLC's control. For example, even if a construction contract between BNPLC and a contractor excused BNPLC from making further progress payments to the contractor upon Zhone's failure to make any required Issue 97-10 Prepayment hereunder, the obligation to make a progress payment would nonetheless be "incurred" by BNPLC, for purposes of determining whether BNPLC has incurred costs considered to be Project Costs and Construction Advances, when BNPLC's obligation to pay it became subject only to Zhone's payment of an Issue 97-10 Prepayment or other conditions beyond BNPLC's control. If and to the extent, however, BNPLC does incur costs considered as Construction Advances under this subparagraph, but (1) BNPLC does not actually pay the costs and after incurring them BNPLC is fully and finally excused from the obligation to pay them for any reason other than a breach by Zhone of this Building 3 Lease or other Building 3 Operative Documents, or (2) BNPLC receives a refund of such costs, then the costs BNPLC is excused from paying or refunded to BNPLC shall be considered Qualified Prepayments.

           (f   Powers Coupled With an Interest. BNPLC's rights under
                -------------------------------
subparagraph 6.(e) are intended to constitute powers coupled with an interest which cannot be revoked.

           (g   Completion Notice. After any Landlord's Election to Continue
                -----------------
Construction, BNPLC may provide a notice (a "Completion Notice") to Zhone, advising Zhone that construction of the Construction Project is substantially complete or that BNPLC no longer intends to continue such construction at that time.

     7. Status of Property Acquired With Funds Provided by BNPLC. All Improvements on the Building 3 Site constructed during the term of this Building 3 Lease shall be owned by BNPLC and shall constitute "Property" covered by this Building 3 Lease. Further, to the extent heretofore or hereafter acquired

[Improvements - Building 3]

(in whole or in part) with any portion of the Prior Funding Advances, with any Construction Advances or with other funds for which Zhone has received or hereafter receives reimbursement from the Prior Funding Advances or Construction Advances, all furnishings, furniture, chattels, permits, licenses, franchises, certificates and other personal property of whatever nature (excluding personal property, if any, acquired for the Seller and incorporated into or consumed in the construction of off-site improvements contemplated in the Acquisition Contract) shall have been acquired on behalf of BNPLC by Zhone, shall be owned by BNPLC and shall constitute "Property" covered by this Building 3 Lease, as shall all renewals or replacements of or substitutions for any such Property. Zhone shall not authorize or permit the transfer of title to the Improvements or to any other such Property to pass through Zhone or Zhone's Affiliates before it is transferred to BNPLC from contractors, suppliers, vendors or other third Persons. Nothing herein shall constitute authorization of Zhone by BNPLC to bind BNPLC to any construction contract or other agreement with a third Person, but any construction contract or other agreement executed by Zhone for the acquisition or construction of Improvements or other components of the Property may provide for the transfer of title as required by the preceding sentence. Upon request of BNPLC, Zhone shall deliver to BNPLC an inventory describing all significant items of Personal Property (and, in the case of tangible personal property, showing the make, model, serial number and location thereof), with a certification by Zhone that such inventory is true and complete and that all items specified in the inventory are covered by this Building 3 Lease free and clear of any Lien other than the Permitted Encumbrances or Liens Removable by BNPLC.

     8.   Environmental.

          (a   Environmental Covenants by Zhone. Zhone covenants that:
               --------------------------------

               (i   Zhone shall not conduct or permit others to conduct
     Hazardous Substance Activities, except Permitted Hazardous Substance Use and Remedial Work.

              (ii   Zhone shall not discharge or permit the discharge of
     anything on or from the Property that would require any permit under applicable Environmental Laws, other than (1) storm water runoff, (2) waste water discharges through a publicly owned treatment works, (3) discharges that are a necessary part of any Remedial Work, and (4) other similar discharges consistent with the definition herein of Permitted Hazardous Substance Use, in each case in strict compliance with Environmental Laws.

             (iii   Following any discovery that Remedial Work is required by
     Environmental Laws or otherwise believed by BNPLC to be reasonably required, and to the extent not inconsistent with the other provisions of this Building 3 Lease, Zhone shall promptly perform and diligently and continuously pursue such Remedial Work, in each case in strict compliance with Environmental Laws.

              (iv   If requested by BNPLC in connection with any Remedial Work required by this subparagraph, Zhone shall retain independent environmental consultants acceptable to BNPLC to evaluate any significant new information generated during Zhone's implementation of the Remedial Work and to discuss with Zhone whether such new information indicates the need for any additional measures that Zhone should take to protect the health and safety of persons (including employees, contractors and subcontractors and their employees) or to protect the environment. Zhone shall implement any such additional measures to the extent required with respect to the Property by Environmental Laws or otherwise believed by BNPLC to be reasonably required and to the extent not inconsistent with the other provisions of this Building 3 Lease.

[Improvements - Building 3]

          (b   Right of BNPLC to do Remedial Work Not Performed by Zhone. If
               ---------------------------------------------------------
Zhone's failure to cure any breach of the covenants set forth in subparagraph 8.(a) continues beyond the Environmental Cure Period (as defined below), BNPLC may, in addition to any other remedies available to it, conduct all or any part of the Remedial Work. To the extent that Remedial Work is done by BNPLC pursuant to the preceding sentence (including any removal of Hazardous Substances), the cost thereof shall be a demand obligation owing by Zhone to BNPLC. As used in this subparagraph, "Environmental Cure Period" means the period ending on the earlier of: (1) one hundred eighty days after Zhone is notified of the breach which must be cured within such period, (2) the date that any writ or order is issued for the levy or sale of any property owned by BNPLC (including the Property) because of such breach, (3) the date that any criminal action is instituted or overtly threatened against BNPLC or any of its directors, officers or employees because of such breach, or (4) any Designated Sale Date upon which, for any reason, Zhone or an Affiliate of Zhone or any Applicable Purchaser shall not purchase BNPLC's interest in the Property pursuant to the Building 3 Purchase Agreement for a net price to BNPLC (when taken together with any Building 3 Supplemental Payment made by Zhone pursuant to Paragraph 1(A)(3) of
                                                          -----------------
the Building 3 Purchase Agreement, in the case of a purchase by an Applicable Purchaser) equal to Stipulated Loss Value.


          (c   Environmental Inspections and Reviews. BNPLC reserves the right
               -------------------------------------
to retain environmental consultants to review any report required by Applicable Law to be prepared by Zhone or to conduct BNPLC's own investigation to confirm whether Zhone is complying with the requirements of this Paragraph 8. Zhone grants to BNPLC and to BNPLC's agents, employees, consultants and contractors the right to enter upon the Property during reasonable hours and after reasonable notice to inspect the Property and to perform such tests as BNPLC deems necessary or appropriate to review or investigate Hazardous Substances in, on, under or about the Property or any discharge or suspected discharge of Hazardous Substances into groundwater or surface water from the Property. Zhone shall promptly reimburse BNPLC for the fees of its environmental consultants and the costs of any such inspections and tests; provided, however, BNPLC's right to such reimbursement shall be limited to the following circumstances: (1) a breach of this Paragraph 8 by Zhone shall, in fact, have occurred or an Event of Default shall have occurred and be continuing at the time BNPLC engages the consultants or first initiates the inspections and tests; (2) BNPLC shall have engaged the consultants or undertaken the tests and inspections to establish the condition of the Property just prior to any conveyance of the Property pursuant to the Option Agreement or to the expiration of this Building 3 Lease; (3) BNPLC shall have engaged the consultants or undertaken the inspections and tests to satisfy any regulatory requirements applicable to BNPLC or its Affiliates; or
(4) BNPLC shall have engaged the consultants or undertaken the tests because BNPLC was notified of a violation of Environmental Laws concerning the Property by any governmental authority or owner of other land in the vicinity of the Land.

          (d   Communications Regarding Environmental Matters.
               ----------------------------------------------

               (i   Zhone shall immediately advise BNPLC of (1) any discovery of any event or circumstance which would render any of the representations of Zhone herein or in the Closing Certificate concerning environmental matters materially inaccurate or misleading if made at the time of such discovery and assuming that Zhone was aware of all relevant facts, (2) any Remedial Work (or change in Remedial Work) required or undertaken by Zhone or its Affiliates in response to any (A) discovery of any Hazardous Substances on, under or about the Property other than Permitted Hazardous Substances or
     (B) any claim for damages resulting from Hazardous Substance Activities,
     (3) Zhone's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property which could cause the Property or any part thereof to be subject to any ownership, occupancy, transferability or use restrictions under Environmental Laws, or (4) any investigation or inquiry of any failure or alleged failure by Zhone to comply with Environmental Laws affecting the Property by any

[Improvements - Building 3]
     governmental authority responsible for enforcing Environmental Laws. In such event, Zhone shall deliver to BNPLC within thirty days after BNPLC's request, a preliminary written environmental plan setting forth a general description of the action that Zhone proposes to take with respect thereto, if any, to bring the Property into compliance with Environmental Laws or to correct any breach by Zhone of this Paragraph 8, including any proposed Remedial Work, the estimated cost and time of completion, the name of the contractor and a copy of the construction contract, if any, and such additional data, instruments, documents, agreements or other materials or information as BNPLC may request.

               (ii   Zhone shall provide BNPLC with copies of all material
     written communications with federal, state and local governments, or agencies relating to the matters listed in the preceding clause (i). Zhone shall also provide BNPLC with copies of any correspondence from third Persons which threaten litigation over any significant failure or alleged significant failure of Zhone to maintain or operate the Property in accordance with Environmental Laws.


              (iii   Prior to Zhone's submission of a Material Environmental
     Communication to any governmental or regulatory agency or third party, Zhone shall, to the extent practicable, deliver to BNPLC a draft of the proposed submission (together with the proposed date of submission), and in good faith assess and consider any comments of BNPLC regarding the same. Promptly after BNPLC's request, Zhone shall meet with BNPLC to discuss the submission, shall provide any additional information requested by BNPLC and shall provide a written explanation to BNPLC addressing the issues raised by comments (if any) of BNPLC regarding the submission, including a reasoned analysis supporting any decision by Zhone not to modify the submission in accordance with comments of BNPLC.

     9.   Insurance Required and Condemnation.

          (a   Liability Insurance. Throughout the Term Zhone shall maintain
               -------------------
commercial general liability insurance against claims for bodily and personal injury, death and property damage occurring in or upon or resulting from any occurrence in or upon the Property under one or more insurance policies that satisfy the requirements set forth in Exhibit B. Zhone shall deliver and
                                      ---------
maintain with BNPLC for each liability insurance policy required by this Building 3 Lease written confirmation of the policy and the scope of the coverage provided thereby issued by the applicable insurer or its authorized agent, which confirmation must also satisfy the requirements set forth in Exhibit B.
---------

          (b   Property Insurance. Throughout the Term Zhone will keep all
               ------------------
Improvements on the Building 3 Site (including all alterations, additions and changes made to the Improvements on the Building 3 Site) insured against fire and other casualty under one or more property insurance policies that satisfy the requirements set forth in Exhibit B. Zhone shall deliver and maintain with
                              ---------
BNPLC for each property insurance policy required by this Building 3 Lease written confirmation of the policy and the scope of the coverage provided thereby issued by the applicable insurer or its authorized agent, which confirmation must also satisfy the requirements set forth in Exhibit B. If any
                                                             ---------
of the Property is destroyed or damaged by fire, explosion, windstorm, hail or by any other casualty against which insurance shall have been required hereunder, (i) BNPLC may, but shall not be obligated to, make proof of loss if not made promptly by Zhone after notice from BNPLC, (ii) each insurance company concerned is hereby authorized and directed to make payment for such loss directly to BNPLC for application as required by Paragraph 10, and (iii) BNPLC may settle, adjust or compromise any and all claims for loss, damage or destruction under any policy or policies of insurance (provided, that if any such claim is for less than $500,000, if no CMA Termination Event shall have occurred and no Event of Default shall have occurred and be continuing, Zhone shall have the right to settle, adjust or compromise the claim as Zhone deems appropriate; and, provided further, that so long as no CMA Termination Event shall have occurred and no

[Improvements - Building 3]

Event of Default shall have occurred and be continuing, BNPLC must provide Zhone with at least forty-five days notice of BNPLC's intention to settle any such claim before settling it unless Zhone shall already have approved of the settlement by BNPLC). If any casualty shall result in damage to or loss or destruction of the Property, Zhone shall give immediate notice thereof to BNPLC and Paragraph 10 shall apply.

          (c   Failure to Obtain Insurance. If Zhone fails to obtain any
               ---------------------------
insurance or to provide confirmation of any such insurance as required by this Building 3 Lease, BNPLC shall be entitled (but not required) to obtain the insurance that Zhone has failed to obtain or for which Zhone has not provided the required confirmation and, without limiting BNPLC's other remedies under the circumstances, BNPLC may require Zhone to reimburse BNPLC for the cost of such insurance and to pay interest thereon computed at the Default Rate from the date such cost was paid by BNPLC until the date of reimbursement by Zhone (provided, however, that any such insurance cost paid by BNPLC prior to the Building 3 Base Rent Commencement Date will be charged against the Construction Allowance under the Building 3 CMA as if it had been paid by Zhone).

          (d   Condemnation. Immediately upon obtaining knowledge of the
               ------------
institution of any proceedings for the condemnation of the Property or any portion thereof, or any other similar governmental or quasi-governmental proceedings arising out of injury or damage to the Property or any portion thereof, each party shall notify the other (provided, however, BNPLC shall have no liability for its failure to provide such notice) of the pendency of such proceedings. Zhone shall, at its expense, diligently prosecute any such proceedings and shall consult with BNPLC, its attorneys and experts and cooperate with them as requested in the carrying on or defense of any such proceedings. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the Property and all judgments, decrees and awards for injury or damage to the Property shall be paid to BNPLC as Building 3 Escrowed Proceeds, and all such proceeds will be applied as provided in Paragraph 10. BNPLC is hereby authorized, in the name of Zhone, at any time after a CMA Termination Event or when an Event of Default shall have occurred and be continuing, or otherwise with Zhone's prior consent, to execute and deliver valid acquittances for, and to appeal from, any such judgment, decree or award concerning condemnation of any of the Property. BNPLC shall not be in any event or circumstances liable or responsible for failure to collect, or to exercise diligence in the collection of, any such proceeds, judgments, decrees or awards.

     10.  Application of Insurance and Condemnation Proceeds.


          (a   Collection and Application of Insurance and Condemnation Proceeds
               -----------------------------------------------------------------
Generally. This Paragraph 10 shall govern the application of proceeds received
---------
by BNPLC or Zhone during the Term from any third party (1) under any property insurance policy as a result of damage to the Property (including proceeds payable under any insurance policy covering the Property which is maintained by Zhone), (2) as compensation for any restriction placed upon the use or development of the Property or for the condemnation of the Property or any portion thereof, or (3) because of any judgment, decree or award for injury or damage to the Property; excluding, however, any funds paid to BNPLC by BNPLC's Parent, by an Affiliate of BNPLC or by any Participant that is made to compensate BNPLC for any Losses BNPLC may suffer or incur in connection with this Building 3 Lease or the Property. Except as provided in subparagraph 10.(d), Zhone will promptly pay over to BNPLC any insurance, condemnation or other proceeds covered by this Paragraph 10 which Zhone may receive from any insurer, condemning authority or other third party. All proceeds covered by this Paragraph 10, including those received by BNPLC from Zhone or third parties, shall be applied as follows:

               (i   First, proceeds covered by this Paragraph 10 will be used to reimburse BNPLC for any costs and expenses, including Attorneys' Fees, that BNPLC incurred to collect the proceeds.

[Improvements - Building 3]

               (ii   Second, the proceeds remaining after such reimbursement to
     BNPLC (hereinafter, the "Remaining Proceeds") will be applied, as hereinafter more particularly provided, either as a Qualified Prepayment or to reimburse Zhone or BNPLC for the actual out-of-pocket costs of repairing or restoring the Property. Until, however, any Remaining Proceeds received by BNPLC are applied by BNPLC as a Qualified Prepayment or applied by BNPLC to reimburse costs of repairs to or restoration of the Property pursuant to this Paragraph 10, BNPLC shall hold and maintain such Remaining Proceeds as Building 3 Escrowed Proceeds in an interest bearing account, and all interest earned on such account shall be added to and made a part of such Building 3 Escrowed Proceeds.

          (b   Advances of Building 3 Escrowed Proceeds to Zhone. Except as
               -------------------------------------------------
otherwise provided below in this Paragraph 10, BNPLC shall advance all Remaining Proceeds held by it as Building 3 Escrowed Proceeds to reimburse Zhone for the actual out-of-pocket cost to Zhone of repairing or restoring the Property in accordance with the requirements of this Building 3 Lease and the other Building 3 Operative Documents as the applicable repair or restoration progresses and upon compliance by Zhone with such terms, conditions and requirements as may be reasonably imposed by BNPLC. In no event, however, shall BNPLC be required to pay Building 3 Escrowed Proceeds to Zhone in excess of the actual out-of-pocket cost to Zhone of the applicable repair or restoration, as evidenced by invoices or other documentation satisfactory to BNPLC, it being understood that BNPLC may retain and apply any such excess as a Qualified Prepayment.

          (c   Application of Building 3 Escrowed Proceeds as a Qualified
               ----------------------------------------------------------
Prepayment. Provided Zhone has completed the Construction Project pursuant to
----------
the Building 3 CMA and no Event of Default shall have occurred and be continuing, BNPLC shall apply any Remaining Proceeds paid to it (or other amounts available for application as a Qualified Prepayment) as a Qualified Prepayment on any date that BNPLC is directed to do so by a notice from Zhone; however, if such a notice from Zhone specifies an effective date for a Qualified Prepayment that is less than five Business Days after BNPLC's actual receipt of the notice, BNPLC may postpone the date of the Qualified Prepayment to any date not later than five Business Days after BNPLC's receipt of the notice. In any event, except when BNPLC is required by the preceding sentence to apply Remaining Proceeds or other amounts as a Qualified Prepayment on an Advance Date or Base Rent Date, BNPLC may deduct Breakage Costs incurred in connection with any Qualified Prepayment from the Remaining Proceeds or other amounts available for application as the Qualified Prepayment, and Zhone will reimburse BNPLC upon request for any such Breakage Costs that BNPLC incurs but does not deduct.

          (d   Special Provisions Applicable After Completion by Zhone of the
               --------------------------------------------------------------
Construction Project. If, after the Building 3 Base Rent Commencement Date and
--------------------
Zhone's completion of the Construction Project pursuant to the Building 3 CMA, any taking by condemnation of any portion of the Property or any casualty resulting in the diminution, destruction, demolition or damage to any portion of the Property shall (in the good faith judgment of BNPLC) reduce the then current "AS IS" market value by less than $500,000 and (in the good faith estimation of BNPLC) be unlikely to result in Remaining Proceeds of more than $500,000, and if no Event of Default shall have occurred and be continuing, then BNPLC will, upon Zhone's request, instruct the condemning authority or insurer, as applicable, to pay the Remaining Proceeds resulting therefrom directly to Zhone. Zhone shall apply any such Remaining Proceeds to the repair or restoration of the Property to a safe and secure condition and to a value of no less than the value before taking or casualty.

          (e   Special Provisions Applicable After a CMA Termination Event or
               --------------------------------------------------------------
Event of Default. Notwithstanding the foregoing, after any CMA Termination
----------------
Event, and when any Event of Default shall have occurred and be continuing, BNPLC shall be entitled to receive and collect all insurance, condemnation or other proceeds governed by this Paragraph 10 and to apply all Remaining Proceeds, when and to the extent deemed

[Improvements - Building 3]
appropriate by BNPLC in its sole discretion, either (A) to the reimbursement of Zhone or BNPLC for the out-of-pocket cost of repairing or restoring the Property, or (B) as Qualified Prepayments.

          (f   Zhone's Obligation to Restore. Regardless of the adequacy of any
               -----------------------------
Remaining Proceeds available to Zhone hereunder, and notwithstanding other provisions of this Building 3 Lease to the contrary:

          (1) If, prior to the Building 3 Base Rent Commencement Date, the Property is damaged by fire or other casualty or any part of the Property is taken by condemnation, Zhone shall to the maximum extent possible, as part of the Work contemplated in the Building 3 CMA, restore the Property or the remainder thereof and continue construction of the Construction Project on and subject to the terms and conditions set forth in the Building 3 CMA. However, any additional costs required to complete the Construction Project resulting from such a casualty or taking prior to the Building 3 Base Rent Commencement Date shall, to the extent not covered by Remaining Proceeds paid to Zhone as provided in this Building 3 Lease, be subject to reimbursement by BNPLC under the Building 3 CMA on the same terms and conditions that apply to reimbursements of other costs of the Work thereunder.

          (2) If, on or after the Building 3 Base Rent Commencement Date, the Property is damaged by fire or other casualty or less than all or substantially all of the Property is taken by condemnation, Zhone must:

               A) promptly restore or improve the Property or the remainder thereof to a value no less than Stipulated Loss Value and to a reasonably safe and sightly condition; or

               B) promptly restore the Property to a reasonably safe and sightly condition and pay to BNPLC for application as a Qualified Prepayment the amount (if any), as determined by BNPLC, needed to reduce Stipulated Loss Value to no more than the then current "AS IS" market value of the Property or remainder thereof.

          (g   Takings of All or Substantially All of the Property on or after
               ---------------------------------------------------------------
the Building 3 Base Rent Commencement Date. In the event of any taking of all or
------------------------------------------
substantially all of the Property on or after the Building 3 Base Rent Commencement Date, BNPLC shall be entitled to apply all Remaining Proceeds as a Qualified Prepayment. In addition, if Stipulated Loss Value immediately prior to any such taking exceeds the sum of the Remaining Proceeds resulting from such condemnation, then BNPLC shall be entitled to recover the excess from Zhone upon demand as an additional Qualified Prepayment, whereupon this Building 3 Lease shall terminate. Any taking of so much of the Real Property as, in BNPLC's reasonable good faith judgment, makes it impracticable to restore or improve the remainder thereof as required by part (2) of the preceding subparagraph shall be considered a taking of substantially all the Property for purposes of this Paragraph 10.

     11. Additional Representations, Warranties and Covenants of Zhone Concerning the Property. Zhone represents, warrants and covenants as follows:

          (a   Compliance with Covenants and Laws. The use of the Property
               ----------------------------------
permitted by this Building 3 Lease complies, or will comply after Zhone obtains available permits as the tenant under this Building 3 Lease, in all material respects with all Applicable Laws. Zhone has obtained or will promptly obtain all utility, building, health and operating permits as may be required by any governmental authority or municipality having jurisdiction over the Property for the construction contemplated herein and the use of the Property permitted by this Building 3 Lease.

[Improvements - Building 3]

          (b)  Operation of the Property. During the Term, Zhone shall operate
               -------------------------
the Property in a good and workmanlike manner and substantially in compliance with all Applicable Laws and will pay or cause to be paid all fees or charges of any kind in connection therewith. (If Zhone does not promptly correct any failure of the Property to comply with Applicable Laws that is the subject of a written notice given to Zhone or BNPLC by any governmental authority, then for purposes of the preceding sentence, Zhone shall be considered not to have maintained the Property "substantially in accordance with Applicable Laws" whether or not the noncompliance would be substantial in the absence of the notice.) During the Term, Zhone shall not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any Applicable Law or which constitutes a public or private nuisance or which makes void, voidable or cancelable any insurance then in force with respect thereto. During the Term, to the extent that any of the following would, individually or in the aggregate, increase the likelihood of a CMA Termination Event under the Building 3 CMA or materially and adversely affect the value of the Property or the use of the Property for purposes permitted by this Building 3 Lease, Zhone shall not, without BNPLC's prior consent: (i) initiate or permit any zoning reclassification of the Property; (ii) seek any variance under existing zoning ordinances applicable to the Property; (iii) use or permit the use of the Property in a manner that would result in such use becoming a nonconforming use under applicable zoning ordinances or similar laws, rules or regulations; (iv) execute or file any subdivision plat affecting the Property; or (v) consent to
the annexation of the Property to any municipality.   If during the Term (A) a
change in the zoning or other Applicable Laws affecting the permitted use or development of the Property shall occur after the Building 3 Base Rent Commencement Date that (in BNPLC's good faith judgment) reduces the value of the Property, or (B) conditions or circumstances on or about the Property are discovered after the Building 3 Base Rent Commencement Date (such as the presence of an endangered species) which substantially impede development and thereby (in BNPLC's good faith judgment) reduce the value of the Property, then Zhone shall upon demand pay BNPLC an amount equal to such reduction (as determined by BNPLC in good faith) for application as a Qualified Prepayment. Zhone shall not permit any drilling or exploration for, or extraction, removal or production of, minerals from the surface or subsurface of the Property, and Zhone shall not do anything that could reasonably be expected to significantly reduce the market value of the Property. If Zhone receives a notice or claim from any federal, state or other governmental authority that the Property is not in compliance with any Applicable Law, or that any action may be taken against BNPLC because the Property does not comply with any Applicable Law, Zhone shall promptly furnish a copy of such notice or claim to BNPLC.

     Notwithstanding the foregoing, Zhone may in good faith, by appropriate proceedings, contest the validity and applicability of any Applicable Law with respect to the Property, and pending such contest Zhone shall not be deemed in default hereunder because of the violation of such Applicable Law, if Zhone diligently prosecutes such contest to completion in a manner reasonably satisfactory to BNPLC, and if Zhone promptly causes the Property to comply with any such Applicable Law upon a final determination by a court of competent jurisdiction that the same is valid and applicable to the Property; provided, however, in any event such contest shall be concluded and the violation of such Applicable Law must be corrected by Zhone and any claims asserted against BNPLC or the Property because of such violation must be paid by Zhone, all prior to the earlier of (i) the date that any criminal prosecution is instituted or overtly threatened against BNPLC or any of its directors, officers or employees because of such violation, (ii) the date that any action is taken by any governmental authority against BNPLC or any property owned by BNPLC (including the Property) because of such violation, or (iii) a Designated Sale Date upon which, for any reason, Zhone or an Affiliate of Zhone or any Applicable Purchaser shall not purchase BNPLC's interest in the Property pursuant to the Building 3 Purchase Agreement for a price to BNPLC (when taken together with any additional payments made by Zhone pursuant to Paragraph 1(A)(3) of the Building
                                              -----------------
3 Purchase Agreement, in the case of a purchase by an Applicable Purchaser) equal to the Building 3 Break Even Amount.

[Improvements - Building 3]

          (c)  Debts for Construction, Maintenance, Operation or Development.
               -------------------------------------------------------------
Zhone shall cause all debts and liabilities incurred in the construction, maintenance, operation or development of the Property, including all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Property, to be promptly paid; provided, that nothing in this subparagraph will be construed to require Zhone to remove Liens Removable by BNPLC.

     Notwithstanding the foregoing, Zhone may in good faith, by appropriate proceedings, contest the validity, applicability or amount of any asserted mechanic's or materialmen's lien and pending such contest Zhone shall not be deemed in default under this subparagraph because of the contested lien if (1) within sixty days after being asked to do so by BNPLC, Zhone bonds over to BNPLC's reasonable satisfaction all such contested liens against the Property alleged to secure an amount in excess of $500,000 (individually or in the aggregate), (2) Zhone diligently prosecutes such contest to completion in a manner reasonably satisfactory to BNPLC, and (3) Zhone promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs and interest thereon, promptly after such judgment becomes final; provided, however, that in any event each such contest shall be concluded and the lien, interest and costs must be paid by Zhone prior to the earlier of (i) the date that any criminal prosecution is instituted or overtly threatened against BNPLC or its directors, officers or employees because of the nonpayment thereof, (ii) the date that any writ or order is issued under which the Property or any other property in which BNPLC has an interest may be seized or sold or any other action is taken against BNPLC or any property in which BNPLC has an interest because of the nonpayment thereof, or (iii) a Designated Sale Date upon which, for any reason, Zhone or an Affiliate of Zhone or any Applicable Purchaser shall not purchase BNPLC's interest in the Property pursuant to the Building 3 Purchase Agreement for a price to BNPLC (when taken together with any additional payments made by Zhone pursuant to Paragraph 1(A)(3) of the Building
                                              -----------------
3 Purchase Agreement, in the case of a purchase by an Applicable Purchaser) equal to the Building 3 Break Even Amount.

          (d)  Repair, Maintenance, Alterations and Additions. Zhone shall keep
               ----------------------------------------------
the Property in good order, operating condition and appearance and shall cause all necessary repairs, renewals and replacements to be promptly made. Zhone will not allow any of the Property to be materially misused, abused or wasted, and Zhone shall promptly replace any worn-out fixtures and Personal Property with fixtures and Personal Property comparable to the replaced items when new. Zhone shall not, without the prior consent of BNPLC, (i) remove from the Property any fixture or Personal Property having significant value except such as are replaced by Zhone by fixtures or Personal Property of equal suitability and value, free and clear of any lien or security interest (and for purposes of this clause "significant value" will mean any fixture or Personal Property that has a value of more than $100,000 or that, when considered together with all other fixtures and Personal Property removed and not replaced by Zhone by items of equal suitability and value, has an aggregate value of $500,000 or more) or (ii) make on the Building 3 Site material new Improvements or alter Improvements in any material respect, except as part of the Work performed in accordance with the Building 3 CMA. Without limiting the foregoing, Zhone will notify BNPLC before making any significant alterations to the Improvements on the Building 3 Site after the completion of the Construction Project. Nothing in this subparagraph, however, is intended to limit Zhone's rights and obligations under other express provisions of this Building 3 Lease and the Building 3 CMA with respect to the Construction Project.

          (e)  Permitted Encumbrances and Development Documents. Zhone shall
               ------------------------------------------------
during the Term comply with and will cause to be performed all of the covenants, agreements and obligations imposed upon the owner of any interest in the Property by the Permitted Encumbrances or the Development Documents. Without limiting the foregoing, Zhone shall cause all amounts to be paid when due, the payment of which is secured by any Lien against the Property created by the Permitted Encumbrances. Without the prior consent of BNPLC, Zhone shall not enter into, initiate, approve or consent to any modification of any Permitted Encumbrance or

[Improvements - Building 3]

Development Document that would create or expand or purport to create or expand obligations or restrictions which would encumber BNPLC's interest in the Property. (Whether BNPLC must give any such consent requested by Zhone during the Term of this Building 3 Lease shall be governed by subparagraph 3(A) of the Closing Certificate and Agreement.)

          (f)  Books and Records Concerning the Property. Zhone shall keep books
               -----------------------------------------
and records that are accurate and complete in all material respects for the Property and, subject to Paragraph 16.(c), will permit all such books and records (including all contracts, statements, invoices, bills and claims for labor, materials and services supplied for the construction and operation of any Improvements on the Building 3 Site) to be inspected and copied by BNPLC. This subparagraph shall not be construed as requiring Zhone to regularly maintain separate books and records relating exclusively to the Property; provided, however, that upon request, Zhone shall construct or abstract from its regularly maintained books and records information required by this subparagraph relating to the Property.

     12.  Financial Covenants and Other Covenants Incorporated by Reference to
Schedule 1. Throughout the Term of this Building 3 Lease, Zhone shall comply
----------
with the requirements of Schedule 1 attached hereto.
                         ----------

     13.  Financial Statements and Other Reports.

          (a)  Financial Statements; Required Notices; Certificates. Throughout
               ----------------------------------------------------
the Term of this Building 3 Lease, Zhone shall deliver to BNPLC and to each
Participant:

          (i) as soon as available and in any event within one hundred twenty days after the end of each fiscal year of Zhone, a consolidated balance sheet of Zhone and its Consolidated Subsidiaries as of the end of such fiscal year and a consolidated income statement and statement of cash flows of Zhone and its Consolidated Subsidiaries for such fiscal year, all in reasonable detail and all prepared in accordance with GAAP and accompanied by a report and opinion of accountants of national standing selected by Zhone, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any qualification or exception which BNPLC determines, in BNPLC's reasonable discretion, is unacceptable;

         (ii) as soon as available and in any event within sixty days after the end of each of the first three quarters of each fiscal year of Zhone, the consolidated balance sheet of Zhone and its Consolidated Subsidiaries as of the end of such quarter and the consolidated income statement and the consolidated statement of cash flows of Zhone and its Consolidated Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, all in reasonable detail and all prepared in accordance with GAAP and certified by the chief financial officer or controller of Zhone (subject to year-end adjustments);

        (iii) together with the financial statements furnished in accordance with subparagraph 13.(a)(i) and13.(a)(ii), a certificate of the chief financial officer or controller of Zhone: (i) certifying that to the knowledge of Zhone no Default or Event of Default under this Building 3 Lease has occurred and is continuing or, if a Default or Event of Default has occurred and is continuing, a brief statement as to the nature thereof and the action which is proposed to be taken with respect thereto, (ii) certifying that the representations of Zhone set forth in the Building 3 Operative Documents are true and correct in all material respects as of the date thereof as though made on and as of the date thereof or, if not then true and correct, a brief statement as to why such representations are no longer true and correct, and (iii) with computations demonstrating compliance with the financial covenants contained in Schedule 1;
                                                          ----------

[Improvements - Building 3]

          (iv) within fifteen days after the end of each fiscal quarter of Zhone, a certificate of the chief financial officer or controller of Zhone certifying that at the end of the preceding fiscal quarter, Zhone had sufficient cash and other assets described in Paragraph 1 of Part II of
     Schedule 1 to comply with the requirements of that paragraph;
     ----------

          (v) promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which Zhone sends to Zhone's stockholders, and copies of all regular, periodic and special reports, and all registration statements (other than registration statements on Form S-8 or any form substituted therefor) which Zhone files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange;

          (vi) upon request by BNPLC, a statement in writing certifying that the Building 3 Operative Documents are unmodified and in full effect (or, if there have been modifications, that the Building 3 Operative Documents are in full effect as modified, and setting forth such modifications) and the dates to which the Base Rent has been paid and either stating that to the knowledge of Zhone no Default or Event of Default under this Building 3 Lease has occurred and is continuing or, if a Default or Event of Default under this Building 3 Lease has occurred and is continuing, a brief statement as to the nature thereof; it being intended that any such statement by Zhone may be relied upon by any prospective purchaser or mortgagee of the Property and by the Participants;

          (vii) as soon as possible after, and in any event within ten days after Zhone becomes aware that, any of the following has occurred, with respect to which the potential aggregate liability to Zhone relating thereto is $500,000 or more, a notice signed by a senior financial officer of Zhone setting forth details of the following and the response, if any, which Zhone or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by Zhone or an ERISA Affiliate with respect to any of the following or the events or conditions leading up to the following): (A) the assertion, to secure any Unfunded Benefit Liabilities, of any Lien against the assets of Zhone, against the assets of any Plan or Multiemployer Plan or against any interest of BNPLC or Zhone in the Property, or (B) the taking of any action by the PBGC or any other governmental authority against Zhone to terminate any Plan of Zhone or any ERISA Affiliate of Zhone or to cause the appointment of a trustee or receiver to administer any such Plan ; and

          (viii) such other information respecting the condition or operations, financial or otherwise, of Zhone, of any of its Subsidiaries or of the Property as BNPLC or any Participant through BNPLC may from time to time reasonably request.

BNPLC is hereby authorized to deliver a copy of any information or certificate delivered to it pursuant to this subparagraph 13.(a) to BNPLC's Parent, to the Participants and to any regulatory body having jurisdiction over BNPLC or BNPLC's Parent or any Participant that requires or requests it.

     14.  Assignment and Subletting by Zhone.

          (a)  BNPLC's Consent Required. Without the prior consent of BNPLC,
               ------------------------
Zhone shall not assign, transfer, mortgage, pledge or hypothecate this Building 3 Lease or any interest of Zhone hereunder and shall not sublet all or any part of the Property, by operation of law or otherwise; provided, that subject to subparagraph 14.(c) below, if (and after) Zhone completes the Construction Project pursuant to the Building 3 CMA and so long as no Event of Default has occurred and is continuing: (1) Zhone shall be entitled to sublet no

[Improvements - Building 3]
more than thirty-three percent (33%) (computed on the basis of square footage) of the useable space in then existing and completed building Improvements on the Land, so long as (i) any sublease by Zhone is made expressly subject and subordinate to the terms hereof and of the Buildings 1&2 Lease, and (ii) such sublease has a term equal to or less than the remainder of the then effective terms of this Building 3 Lease and the Buildings 1&2 Lease; and (2) Zhone shall be entitled to assign or transfer this Building 3 Lease and the Buildings 1&2 Lease or any interest of Zhone hereunder or thereunder to an Affiliate of Zhone if both Zhone and its Affiliate confirm their joint and several liability hereunder by written notice given to BNPLC.

          (b)  Standard for BNPLC's Consent to Assignments and Certain Other
               -------------------------------------------------------------
Matters. Consents and approvals of BNPLC which are required by this Paragraph 14
-------
will not be unreasonably withheld or delayed, but Zhone acknowledges that BNPLC's withholding of such consent or approval shall be reasonable if BNPLC determines in good faith that (1) giving the approval may materially increase BNPLC's risk of liability for any existing or future environmental problem, or
(2) giving the approval is likely to increase BNPLC's administrative burden of complying with or monitoring Zhone's compliance with the requirements of this Building 3 Lease.

          (c)  Consent Not a Waiver. No consent by BNPLC to a sale, assignment,
               --------------------
transfer, mortgage, pledge or hypothecation of this Building 3 Lease or Zhone's interest hereunder, and no assignment or subletting of the Property or any part thereof in accordance with this Building 3 Lease or otherwise with BNPLC's consent, shall release Zhone from liability hereunder; and any such consent shall apply only to the specific transaction thereby authorized and shall not relieve Zhone from any requirement of obtaining the prior consent of BNPLC to any further sale, assignment, transfer, mortgage, pledge or hypothecation of this Building 3 Lease or any interest of Zhone hereunder.

     15.  Assignment by BNPLC.

          (a)  Restrictions on Transfers.  Except by a Permitted Transfer, BNPLC
               -------------------------
shall not assign, transfer, mortgage, pledge, encumber or hypothecate this Building 3 Lease or the other Building 3 Operative Documents or any interest of BNPLC in and to the Property during the Term without the prior consent of Zhone, which consent Zhone may withhold in its sole discretion. Further, notwithstanding anything to the contrary herein contained, if withholding taxes are imposed on the rents and other amounts payable to BNPLC hereunder because of BNPLC's assignment of this Building 3 Lease to any citizen of, or any corporation or other entity formed under the laws of, a country other than the United States, Zhone shall not be required to compensate BNPLC or any such assignee for the withholding tax. If, in breach of this subparagraph, BNPLC transfers the Property or any part thereof by a conveyance or that does not constitute a Permitted Transfer, with the result that additional transfer taxes or other Impositions are assessed against the Property or the owner thereof, BNPLC shall be required to pay such additional transfer taxes or other Impositions.

          (b)  Effect of Permitted Transfer or other Assignment by BNPLC.  If,
               ---------------------------------------------------------
without breaching subparagraph 15.(a), BNPLC sells or otherwise transfers the Property and assigns to the transferee all of BNPLC's rights under this Building 3 Lease and under the other Operative Documents, and if the transferee expressly assumes all of BNPLC's obligations under this Building 3 Lease and under the other Operative Documents, then BNPLC shall thereby be released from any obligations arising after such assumption under this Building 3 Lease or under the other Operative Documents (other than any liability for a breach of any continuing obligation to provide Construction Advances under the Building 3
CMA), and Zhone shall look solely to each successor in interest of BNPLC for performance of such obligations. (As used in this subparagraph, "Operative Documents" is intended to mean not only the Building 3 Operative Documents, but also the Other Operative Documents.)

[Improvements - Building 3]

     16.  BNPLC's Right of Access.

          (a) During the Term, BNPLC and BNPLC's representatives may (subject to subparagraphs 16.(c) and 16.(d)) enter the Property at any reasonable time after five Business Days advance written notice to Zhone for the purpose of making inspections or performing any work BNPLC is authorized to undertake by the next subparagraph or for the purpose confirming whether Zhone has complied with the requirements of the Building 3 Operative Documents and the Other Operative Documents.

          (b) If Zhone fails to perform any act or to take any action required of it by this Building 3 Lease or the Closing Certificate, or to pay any money which Zhone is required by this Building 3 Lease or the Closing Certificate to pay, and if such failure or action constitutes an Event of Default or renders BNPLC or any director, officer, employee or Affiliate of BNPLC at risk of criminal prosecution or renders BNPLC's interest in the Property or any part thereof at risk of forfeiture by forced sale or otherwise, then in addition to any other remedies specified herein or otherwise available, BNPLC may, perform or cause to be performed such act or take such action or pay such money. Any expenses so incurred by BNPLC, and any money so paid by BNPLC, shall be a demand obligation owing by Zhone to BNPLC. Further, BNPLC, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. But nothing herein shall imply any duty upon the part of BNPLC to do any work which under any provision of this Building 3 Lease Zhone may be required to perform, and the performance thereof by BNPLC shall not constitute a waiver of Zhone's default. BNPLC may during the progress of any such work permitted by BNPLC hereunder on or in the Property keep and store upon the Property all necessary materials, tools, and equipment. BNPLC shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business, or other damage to Zhone or the subtenants or invitees of Zhone by reason of making such repairs or the performance of any such work on or in the Property, or on account of bringing materials, supplies and equipment into or through the Property during the course of such work (except for any liability in excess of the liability insurance limits established in Exhibit B resulting from death or
                                              ---------
injury or damage to the property of third parties caused by the Established Misconduct of BNPLC or its officers, employees, or agents in connection therewith), and the obligations of Zhone under this Building 3 Lease shall not thereby be excused in any manner.

          (c) Zhone shall have no obligation to provide proprietary information (as defined in the next sentence) to BNPLC, except and to the extent that (1) BNPLC reasonably determines that BNPLC cannot, without evaluating such information, accomplish the purposes of BNPLC's inspection of the Property or exercise of other rights granted pursuant to the various express provisions of the Building 3 Operative Documents and the Other Operative Documents. For purposes of this Building 3 Lease "proprietary information" includes Zhone's intellectual property, trade secrets and other confidential information of value to Zhone about, among other things, Zhone's manufacturing processes, products, marketing and corporate strategies, but in no event will "proprietary information" include any disclosure of substances and materials (and their chemical composition) which are or previously have been present in, on or under the Property at the time of any inspections by BNPLC, nor will "proprietary information" include any additional disclosures reasonably required to permit BNPLC to determine whether the presence of such substances and materials has constituted a violation of Environmental Laws. In addition, under no circumstances shall Zhone have any obligation to disclose to BNPLC or any other party any proprietary information of Zhone (including, without limitation, any pending applications for patents or trademarks, any research and design and any trade secrets) except if and to the limited extent reasonably necessary to comply with the express provisions of the Building 3 Operative Documents and the Other Operative Documents.

[Improvements - Building 3]

          (d) So long as Zhone remains in possession of the Property, BNPLC or BNPLC's representative will, before making any inspection or performing any work on the Property authorized by this Building 3 Lease, if then requested to do so by Zhone to maintain Zhone's security: (i) sign in at Zhone's security or information desk if Zhone has such a desk on the premises, (ii) wear a visitor's badge or other reasonable identification, (iii) permit an employee of Zhone to observe such inspection or work, and (iv) comply with other similar reasonable nondiscriminatory security requirements of Zhone that do not, individually or in the aggregate, significantly interfere with inspections or work of BNPLC authorized by this Building 3 Lease.

     17. Events of Default. Each of the following events shall be an "Event of Default" by Zhone under this Building 3 Lease:

     (a) Zhone shall fail to pay when due any installment of Rent due hereunder and such failure shall continue for three (3) Business Days after Zhone is notified in writing thereof.

     (b) Zhone shall fail to cause any representation or warranty of Zhone contained herein or in the Building 3 CMA or the Closing Certificate that was false or misleading in any material respect when made to be made true and not misleading (other than as described in the other clauses of this Paragraph 17), or Zhone shall fail to comply with any term, provision or covenant of this Building 3 Lease or of the Building 3 CMA or the Closing Certificate (other than as described in the other clauses of this Paragraph 17), and in either case shall not cure such failure prior to the earlier of (A) thirty days after written notice thereof is sent to Zhone or (B) the date any writ or order is issued for the levy or sale of any property owned by BNPLC (including the Property) or any criminal prosecution is instituted or overtly threatened against BNPLC or any of its directors, officers or employees because of such failure; provided, however, that so long as no such writ or order is issued and no such criminal prosecution is instituted or overtly threatened, the period within which such failure may be cured by Zhone shall be extended for a further period (not to exceed an additional sixty days) as shall be necessary for the curing thereof with diligence, if (but only if) (x) such failure is susceptible of cure but cannot with reasonable diligence be cured within such thirty day period, (y) Zhone shall promptly have commenced to cure such failure and shall thereafter continuously prosecute the curing thereof with reasonable diligence and (z) the extension of the period for cure will not, in any event, cause the period for cure to extend beyond five days prior to the expiration of this Building 3 Lease.

     (c)  Zhone shall abandon the Property.

     (d) Zhone or any Subsidiary shall fail to make any payment or payments of principal, premium or interest, of Debt of Zhone described in the next sentence when due (taking into consideration the time Zhone may have to cure such failure, if any, under the documents governing such Debt). As used in this clause 14(a)(v), "Debt" shall include only Debt (as defined in the Building 3
CDPA) of Zhone or any of its Subsidiaries now existing or arising in the future
(1) payable to any Interested Party, or (2) payable to any other Person and with respect to which $5,000,000 or more is actually due and payable because of acceleration or otherwise.

     (e) Zhone: (a) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; or (b) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (c) shall file any petition or application to commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or (d) shall have had any such petition or application filed against it; or (e) by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its

[Improvements - Building 3]
property; or (f) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty days or more.

     (f) One or more final judgments, decrees or orders for the payment of money in excess of $5,000,000 in the aggregate shall be rendered against Zhone and such judgments, decrees or orders shall continue unsatisfied and in effect for a period of thirty consecutive days without Zhone's having obtained an agreement (or after the expiration or termination of an agreement) of the Persons entitled to enforce such judgment, decrees or orders not to enforce the same pending negotiations with Zhone concerning the satisfaction or other discharge of the same. (For purposes of this provision, no judgment, decree or order will be considered "final" until Zhone's right to appeal, if any, shall have expired or been exhausted.)

     (g) Zhone shall breach the requirements of Paragraph 12, which by reference to Schedule 1 establishes certain financial covenants and other
             ----------
requirements.

     (h) as of the effective date of this Building 3 Lease, any of the representations or warranties of Zhone contained in subparagraphs 2(A) - (J) of the Closing Certificate shall be false or misleading in any material respect.

     (i) Zhone shall fail to pay the full amount of any Building 3 Supplemental Payment required by the Building 3 Purchase Agreement on the Designated Sale Date.

     (j) Zhone shall fail to comply with any term, provision or condition of the Building 3 Pledge Agreement after the expiration of any applicable notice and cure period set forth in the Building 3 Pledge Agreement.

     18.  Remedies.

          (a)  Basic Remedies. At any time after an Event of Default and after
               --------------
BNPLC has given any notice required by subparagraph 18.(b), BNPLC shall be entitled at BNPLC's option (and without limiting BNPLC in the exercise of any other right or remedy BNPLC may have, and without any further demand or notice except as expressly described in this subparagraph 18.(a)), to exercise any one or more of the following remedies:

               (i) By notice to Zhone, BNPLC may terminate Zhone's right to possession of the Property. A notice given in connection with unlawful detainer proceedings specifying a time within which to cure a default shall terminate Zhone's right to possession if Zhone fails to cure the default within the time specified in the notice.

               (ii) Upon termination of Zhone's right to possession and without further demand or notice, BNPLC may re-enter the Property in any manner not prohibited by Applicable Law and take possession of all improvements, additions, alterations, equipment and fixtures on the Building 3 Site and remove any persons in possession thereof. Any property in the Improvements on the Building 3 Site may be removed and stored in a warehouse or elsewhere at the expense and risk of and for the account of Zhone.

               (iii) Upon termination of Zhone's right to possession, this Building 3 Lease shall terminate and BNPLC may recover from Zhone:

[Improvements - Building 3]

                    a) The worth at the time of award of the unpaid Rent which had been earned at the time of termination;

                    b) The worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Zhone proves could have been reasonably avoided;

                    c) The worth at the time of award of the amount by which the unpaid Rent for the balance of the scheduled Term after the time of award exceeds the amount of such rental loss that Zhone proves could be reasonably avoided; and

                    d) Any other amount necessary to compensate BNPLC for all the detriment proximately caused by Zhone's failure to perform Zhone's obligations under this Building 3 Lease or which in the ordinary course of things would be likely to result therefrom, including the costs and expenses (including Attorneys' Fees, advertising costs and brokers' commissions) of recovering possession of the Property, removing persons or property therefrom, placing the Property in good order, condition, and repair, preparing and altering the Property for reletting, all other costs and expenses of reletting, and any loss incurred by BNPLC as a result of Zhone's failure to perform Zhone's obligations under the other Building 3 Operative Documents.

          The "worth at the time of award" of the amounts referred to in subparagraph 18.(a)(iii)a) and subparagraph 18.(a)(iii)b) shall be computed by allowing interest at the Default Rate. The "worth at the time of award" of the amount referred to in subparagraph 18.(a)(iii)c) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                    e) Such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.

             (iv) BNPLC shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in force even after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations). Accordingly, even if Zhone has breached this Building 3 Lease and abandoned the Property, this Building 3 Lease shall continue in effect for so long as BNPLC does not terminate Zhone's right to possession, and BNPLC may enforce all of BNPLC's rights and remedies under this Building 3 Lease, including the right to recover the Rent as it becomes due under this Building 3 Lease. Zhone's right to possession shall not be deemed to have been terminated by BNPLC except pursuant to subparagraph 18.(a)(i) hereof. The following shall not constitute a termination of Zhone's right to possession:

                    a) Acts of maintenance or preservation or efforts to relet the Property;

                    b) The appointment of a receiver upon the initiative of BNPLC to protect BNPLC's interest under this Building 3 Lease; or

                    c) Reasonable withholding of consent to an assignment or subletting, or terminating a subletting or assignment by Zhone.

[Improvements - Building 3]

          (b)  Notice Required So Long As the Purchase Option and the Building 3
               -----------------------------------------------------------------
Supplemental Payment Obligation Continue Under the Building 3 Purchase
----------------------------------------------------------------------
Agreement. So long as Zhone remains in possession of the Property and there has
---------
been no termination of the Purchase Option and Building 3 Supplemental Payment Obligation as provided Paragraph 4 of the Building 3 Purchase Agreement, BNPLC's
                       -----------
right to exercise remedies provided in subparagraph 18.(a) will be subject to the condition precedent that BNPLC shall have notified Zhone, at a time when an Event of Default shall have occurred and be continuing, of BNPLC's intent to exercise remedies provided in subparagraph 18.(a) at least sixty days prior to exercising the remedies. The condition precedent is intended to provide Zhone with an opportunity to exercise the Purchase Option or Zhone's Initial Remarketing Rights before losing possession of the Property pursuant to subparagraph 18.(a). The condition precedent is not, however, intended to extend any period for curing an Event of Default. Accordingly, if an Event of Default has occurred, and regardless of whether any Event of Default is then continuing, BNPLC may proceed immediately to exercise remedies provided in subparagraph 18.(a) at any time after the earlier of (i) sixty days after BNPLC has given such a notice to Zhone, (ii) any date upon which Zhone relinquishes possession of the Property, or (iii) any termination of the Purchase Option and the Building 3 Supplemental Payment Obligation.

          (c)  Enforceability. This Paragraph 18 shall be enforceable to the
               --------------
maximum extent not prohibited by Applicable Law, and the unenforceability of any provision in this Paragraph shall not render any other provision unenforceable.

          (d)  Remedies Cumulative. No right or remedy herein conferred upon or
               -------------------
reserved to BNPLC is intended to be exclusive of any other right or remedy, and each and every such right and remedy shall be cumulative and in addition to any other right or remedy given to BNPLC hereunder or now or hereafter existing in favor of BNPLC under Applicable Law or in equity. In addition to other remedies provided in this Building 3 Lease, BNPLC shall be entitled, to the extent permitted by Applicable Law or in equity, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Building 3 Lease, or to a decree compelling performance of any of the other covenants, agreements, conditions or provisions of this Building 3 Lease to be performed by Zhone, or to any other remedy allowed to BNPLC at law or in equity. Nothing contained in this Building 3 Lease shall limit or prejudice the right of BNPLC to prove for and obtain in proceedings for bankruptcy or insolvency of Zhone by reason of the termination of this Building 3 Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above. Without limiting the generality of the foregoing, nothing contained herein shall modify, limit or impair any of the rights and remedies of BNPLC under the Building 3 Purchase Documents, and BNPLC shall not be required to give the sixty day notice described in subparagraph 18.(b) as a condition precedent to any acceleration of the Designated Sale Date or to taking any action to enforce the Building 3 Purchase Documents.

     19. Default by BNPLC. If BNPLC should default in the performance of any of its obligations under this Building 3 Lease, BNPLC shall have the time reasonably required, but in no event less than thirty days, to cure such default after receipt of notice from Zhone specifying such default and specifying what action Zhone believes is necessary to cure the default. If Zhone prevails in any litigation brought against BNPLC because of BNPLC's failure to cure a default within the time required by the preceding sentence, then Zhone shall be entitled to an award against BNPLC for the monetary damages proximately caused to Zhone by such default.

[Improvements - Building 3]

     Notwithstanding the foregoing, BNPLC's right to cure as provided in this Paragraph 19 will not in any event extend the time within which BNPLC must remove Liens Removable by BNPLC as required by Paragraph 20 beyond the Designated Sale Date.

     20. Quiet Enjoyment. Provided Zhone pays the Base Rent and all Additional Rent payable hereunder as and when due and payable and keeps and fulfills all of the terms, covenants, agreements and conditions to be performed by Zhone hereunder, BNPLC shall not during the Term disturb Zhone's peaceable and quiet enjoyment of the Property; however, such enjoyment shall be subject to the terms, provisions, covenants, agreements and conditions of this Building 3 Lease, to Permitted Encumbrances, to Development Documents and to any other claims not constituting Liens Removable by BNPLC. If any Lien Removable by BNPLC is claimed against the Property, BNPLC will remove the Lien Removable by BNPLC promptly. Any breach by BNPLC of this Paragraph shall render BNPLC liable to Zhone for any monetary damages proximately caused thereby, but as more specifically provided in subparagraph 4.(b) above, no such breach shall entitle Zhone to terminate this Building 3 Lease or excuse Zhone from its obligation to pay Rent.

     21. Surrender Upon Termination. Unless Zhone or an Applicable Purchaser purchases or has purchased BNPLC's entire interest in the Land and Improvements pursuant to the Building 3 Purchase Agreement and the Other Purchase Agreements, Zhone shall, upon the termination of Zhone's right to occupancy, surrender to BNPLC the Property, including Improvements on the Building 3 Site constructed by Zhone and fixtures and furnishings included in the Property, free of all Hazardous Substances (including Permitted Hazardous Substances) and tenancies and with all Improvements on the Building 3 Site in substantially the same condition as of the date the same were initially completed, excepting only (i) ordinary wear and tear that occurs between the maintenance, repairs and replacements required by other provisions of this Building 3 Lease, and (ii) demolition, alterations and additions which are expressly permitted by the terms of this Building 3 Lease and which have been completed by Zhone in a good and workmanlike manner in accordance with all Applicable Laws. Any movable furniture or movable personal property belonging to Zhone or any party claiming under Zhone, if not removed at the time of such termination and if BNPLC shall so elect, shall be deemed abandoned and become the property of BNPLC without any payment or offset therefor. If BNPLC shall not so elect, BNPLC may remove such property from the Property and store it at Zhone's risk and expense.

     Nothing in this Paragraph 21 will be construed to require Zhone to surrender the Property to BNPLC during the continuation of any breach by BNPLC of any obligation it has under the Building 3 Purchase Agreement to convey the Property to Zhone or an Applicable Purchaser.

     22. Holding Over by Zhone. Should Zhone not purchase BNPLC's right, title and interest in the Property as provided in the Building 3 Purchase Agreement, but nonetheless continue to hold the Property after the termination of this Building 3 Lease without BNPLC's consent, whether such termination occurs by lapse of time or otherwise, such holding over shall constitute and be construed as a tenancy from day to day only, at a daily Base Rent equal to: (i) Stipulated Loss Value on the day in question, times (ii) the Default Rate for such day; divided by (iii) three hundred and sixty; subject, however, to all of the terms, provisions, covenants and agreements on the part of Zhone hereunder. No payments of money by Zhone to BNPLC after the termination of this Building 3 Lease shall reinstate, continue or extend the Term of this Building 3 Lease and no extension of this Building 3 Lease after the termination thereof shall be valid unless and until the same shall be reduced to writing and signed by both BNPLC and Zhone.

     23. Independent Obligations Evidenced by the other Operative Documents. Zhone acknowledges and agrees that nothing contained in this Building 3 Lease shall limit, modify or otherwise affect

[Improvements - Building 3]
any of Zhone's obligations under the other Building 3 Operative Documents or the Other Operative Documents, which obligations are intended to be separate, independent and in addition to, and not in lieu of, the obligations set forth herein. In the event of any inconsistency between the express terms and provisions of the Building 3 Purchase Documents and the express terms and provisions of this Building 3 Lease, the express terms and provisions of the Building 3 Purchase Documents shall control. In the event of any inconsistency between the express terms and provisions of the Building 3 CMA or the Closing Certificate and the express terms and provisions of this Building 3 Lease, the express terms and provisions of this Building 3 Lease shall control; provided, nothing herein will limit or impair Zhone's obligations under the Closing Certificate following any expiration of termination of this Building 3 Lease.

     24. Amendment and Restatement. Together, this Building 3 Lease and the Buildings 1&2 Lease amend, restate and replace the Prior Lease Agreement referenced in the recitals at the beginning of this agreement.

                         [The signature pages follow]

[Improvements - Building 3]

     IN WITNESS WHEREOF, Zhone and BNPLC have caused this Lease Agreement (Improvements - Building 3) to be executed as of August 1, 2000.


                                   "Zhone"

                                   ZHONE TECHNOLOGIES, INC.


                                   By: /s/ Bruce Ruberg
                                       -----------------------------------
                                       Name: Bruce Ruberg
                                             -----------------------------
                                       Title:Corporate Controller
                                             -----------------------------

[Continuation of signature pages to Lease Agreement (Improvements - Building 3) dated to be effective as of August 1, 2000]


                                   "BNPLC"

                                   BNP LEASING CORPORATION


                                   By: /s/  Lloyd G. Cox
                                       -------------------------------------
                                       Lloyd G. Cox, Vice President

                                   Exhibit A
                                   ---------

                               Legal Description

All that certain real property situate in the City of Oakland, State of California, described as follows:

Being a portion of Lot 12, as shown on Parcel Map No. 6003, filed in Book 205 of Parcel Maps, at Pages 94 through 98, Alameda County Records, more particularly described as follows:

Commencing at the most southerly corner of said Lot 12; Thence along the southwesterly line of said Lot 12, North 33 50' 24" West, 628.68 feet to the point of beginning; Thence continuing along the southwesterly line of said Lot 12, North 33 50' 24" West, 1029.21 feet; Thence along the southeasterly line of said Lot 12, South 56 09' 36" West 14.00 feet; Thence along the southwesterly line of said Lot 12, South 33 50' 24" East, 253.55 feet to the beginning of a curve, concave southwesterly, having a radius of 392.21 feet; Thence northerly along the arc of said curve, through a central angle of 3 51' 45", an arc distance of 26.44 feet to the intersection of a line drawn parallel with and
85.00 feet southeasterly of the northwesterly line of said Lot 12, a radial line through said point bears North 52 17' 51" East; Thence parallel with the northwesterly line of said Lot 12, North 56 09' 36" East, 476.93 feet to a point that is 5 feet southwesterly of the northeasterly line of said Lot 12; Thence along a line that is parallel with and 5 feet southwesterly of the said northeasterly line of Lot 12, South 40 00' 30" East, 69.44 feet to the beginning of a curve, concave southwesterly, having a radius of 1949.00 feet; Thence southeasterly along the arc of said curve, through a central angle of 6 10' 18", an arc distance of 209.94 feet; Thence continuing along a line that is parallel with and 5 feet southwesterly of the said northeasterly line of Lot 12, South 3350' 12" East, 1030.61 feet to the intersection with a line drawn perpendicular with the southwesterly line of said Lot 12, distant thereon 628.68 feet from the most southerly corner of said Lot 12; Thence southwesterly along said perpendicular line, South 56 09' 36" West, 480.72 feet to the Point of Beginning.

The basis of bearings for Parcel Map No. 6003 is the North American Datum of 1983, Zone 3, 1984 Adjustment Published in 1986, as shown on Record of Survey 990, filed in Book 18 of Records of Survey, at Pages 50 through 60, Alameda County Records. All distances in this description are grid distances. To convert to ground distances, multiply grid distances by 1.0000708.

Assessor's Parcel No. 041-3902-015 (Portion)

[Improvements - Building 3]

[SUBSTITUTE A PAGE COPIED FROM A SURVEY OF THE LAND, MARKED TO SHOW THE "BUILDING 3 SITE" HERE.]

[Improvements - Building 3]

                              Exhibit A - Page 2

                                   Exhibit B
                                   ---------

                             Insurance Requirements


I.  LIABILITY INSURANCE:

    A. Zhone must maintain commercial general liability ("CGL") insurance on an occurrence basis, affording immediate protection to the limit of not less than $20,000,000 combined single limit for bodily and personal injury, death and property damage in respect of any one occurrence. The CGL insurance must be primary to, and shall receive no contribution from, any insurance policies or self-insurance programs otherwise afforded to or available to the Interested Parties, collectively or individually. Further, the CGL insurance must include blanket contractual liability coverage which insures contractual liability under the indemnifications set forth in this Building 3 Lease (though such coverage or the amount thereof shall in no way limit such indemnifications).

    B. Any deductible or self-insured retention applicable to the CGL insurance shall not exceed $1,000 at any time when Zhone shall continue to have the right to exercise any Issue 97-10 Election, or shall have previously exercised an Issue 97-10 Election. After the expiration of Zhone's right to exercise any Issue 97-10 Election, and provided no Issue 97-10 Election has been exercised by Zhone, Zhone may increase any deductible or self-insured retention applicable to such insurance, but not to an amount in excess of $500,000.

    C. The forms of insurance policies (including endorsements) used to provide the CGL insurance required by this Building 3 Lease, and the insurance company or companies providing the CGL insurance, must be acceptable to BNPLC. BNPLC shall have the right from time to time and at any time to review and approve such policy forms (including endorsements) and the insurance company or companies providing the insurance. Without limiting the generality of the foregoing, BNPLC may reasonably require (and unless and until Zhone is otherwise notified by BNPLC, BNPLC does require) that such insurance be provided under forms and by companies consistent with the following:

        (1)    Forms: CGL Insurance must be provided on Insurance Services
               -----
               Office ("ISO") forms CG 0001 1093 or CG 0001 0196 or equivalent substitute forms providing the same or greater coverage.

        (2)    Rating Requirements: Insurance must be provided through insurance
               -------------------
               or reinsurance companies rated by the A.M. Best Company of Oldwick, New Jersey as having a policyholder's rating of A or better and a reported financial information rating of X or better.

        (3)    Required Endorsements: CGL Insurance must be endorsed to provide
               ---------------------
               or include:

               (a) in any policy containing a general aggregate limit, ISO form amendment "Aggregate Limits of Insurance Per Location" CG 2504 1185 or equivalent substitute form;

               (c) a waiver of subrogation, using ISO form CG 2404 1093 or equivalent substitute form (and under the commercial umbrella, if any), in favor of "BNP Leasing Corporation and other Interested Parties (as defined in the Common Definitions and Provisions Agreement (Improvements - Building 3) between Zhone Technologies, Inc. and BNP Leasing Corporation dated August 1, 2000)";

[Improvements - Building 3]

               (c) ISO additional insured form CG 2026 1185 or equivalent substitute form, without modification (and under the commercial umbrella, if any), designating as additional insureds "BNPLC and other Interested Parties, as defined in the Common Definitions and Provisions Agreement (Improvements - Building 3) between Zhone Technologies, Inc. and BNP Leasing Corporation dated August 1, 2000)"; and

               (d) provisions entitling BNPLC to 30 days' notice from the insurer prior to any cancellation, nonrenewal or material modification to the CGL coverage.

        (4)    Other Insurance: Each policy to contain standard CGL "other
               ---------------
               insurance" wording, unmodified in any way that would make it excess over or contributory with the additional insured's own commercial general liability coverage.


II.  PROPERTY INSURANCE:

     A. Zhone must maintain property insurance in "special form" (including theft) or against "all risks," providing the broadest available coverage for all "Improvements" (as defined in the Building 3 CDPA) on the Building 3 Site, but excluding any such Improvements to be demolished by Zhone prior to the commencement of construction contemplated in the Building 3 CMA, and for all equipment included in the Property. Such insurance will be maintained on a blanket basis if multiple buildings are involved, and will be maintained with no exclusions for vandalism, malicious mischief, or sprinkler leakage, and including coverage against earthquake and all coverage perils normally included within the definitions of extended coverage, vandalism, malicious mischief. Also, if the Property is in a flood zone, such insurance will include coverage against flood. In addition, boiler and machinery coverage must be maintained at all times by endorsement to the property insurance policy or by separate policy. Also, during any period of significant construction on the Building 3 Site, the property insurance must include builder's completed value risk insurance for the Improvements on the Building 3 Site, with no protective safeguard endorsement, and (without limiting the other requirements of this Exhibit) builder's completed value risk insurance must provide the following coverages:

         (1)   materials and supplies at other locations awaiting installation;

         (2) materials and supplies in transit to the worksite for installation;

         (3)   loss of use or consequential loss;

         (4)   pollutant cleanup and removal;

         (5)   freezing;

         (6) collapse during construction, resulting from fault, defect, error or omission in design, plan, specification or workmanship;

         (7)   construction ordinance or law;

         (8)   mechanical or electrical breakdown;

[Improvements - Building 3]

                              Exhibit B - Page 2

         (9)   debris removal additional limit;

         (10)  preservation of property;

         (11)  fire department service charge;

         (12) additional interest on construction loan due to delays in the completion of construction;

         (13)  loss of rental income;

         (14) legal/professional fees (in the amount of no less than $1,500,000) and other soft costs as reasonably determined by Zhone, subject to BNPLC's approval.

  B. The property insurance required hereby must provide coverage in the amount no less than replacement value (exclusive of land, foundation, footings, excavations and grading) with endorsements for contingent liability from operation of building laws, increased cost of construction and demolition costs which may be necessary to comply with building laws. Subject to the approval of BNPLC, Zhone will be responsible for determining the amount of property insurance to be maintained from time to time, but Zhone must maintain such coverage on an agreed value basis to eliminate the effects of coinsurance.

  C. Any deductible or self-insured retention applicable to the property insurance shall not exceed $50,000 at any time when Zhone shall continue to have the right to exercise any Issue 97-10 Election, or shall have previously exercised an Issue 97-10 Election; provided, that with respect to earthquake coverage the deductible may be as high as five percent of the value of the Improvements on the Building 3 Site. After the expiration of Zhone's right to exercise any Issue 97-10 Election, and provided no Issue 97-10 Election has been exercised by Zhone, Zhone may increase any deductible or self-insured retention applicable to such insurance, provided the increased amount shall not exceed (1) $500,000 for all coverages other than earthquake coverage, and (2) for earthquake coverage only, five percent of the aggregate amount of the property insurance required to satisfy this Building 3 Lease, calculated as described in the preceding paragraph.

  D. The property insurance shall cover not only the value of Zhone's interest in the Improvements on the Building 3 Site, but also the interest of BNPLC, with BNPLC shown as an insured as its interests may appear.

  E. The forms of insurance policies (including endorsements) used to provide the property insurance required by this Building 3 Lease, and the insurance company or companies providing the property insurance, must be acceptable to BNPLC. BNPLC shall have the right from time to time and at any time to review and approve such policy forms (including endorsements) and the insurance company or companies providing such insurance. Without limiting the generality of the foregoing, BNPLC may reasonably require (and unless and until Zhone is otherwise notified by BNPLC, BNPLC does require) that such insurance be provided under forms and by companies consistent with the following:

       (1) Rating Requirements: Insurance to be provided through insurance or
           -------------------
       reinsurance companies rated by the A.M. Best Company of Oldwick, New Jersey as having (a) a policyholder's rating of A or better, (b) a reported financial information rating of no less than X, and (c) in the case of each insurance or reinsurance company, a reported financial information rating which indicates an

[Improvements - Building 3]

                              Exhibit B - Page 3
       adjusted policyholders' surplus equal to or greater than the underwriting exposure that such company has under the insurance or reinsurance it is providing for the Property.

       (2) Required Endorsements: Zhone's property insurance must be endorsed to provide or include:

           (a) a waiver of subrogation in favor of "BNPLC and other Interested Parties, as defined in the Common Definitions and Provisions Agreement (Improvements - Building 3) between Zhone Technologies, Inc. and BNP Leasing Corporation dated August 1,
                 2000)";

           (b) that Zhone's insurance is primary, with any policies of BNPLC or other Interested Parties being excess, secondary and noncontributing;

           (c) that the protection afforded to BNPLC by such insurance shall not be reduced or impaired by acts or omissions of Zhone or any other beneficiary or insured; and

           (d) that BNPLC must be notified at least thirty days prior to any cancellation, nonrenewal or reduction of insurance coverage.


III.  OTHER INSURANCE RELATED REQUIREMENTS:

      A. BNPLC must be notified in writing immediately by Zhone of claims against Zhone that might cause a reduction below seventy-five percent (75%) of any aggregate limit of any policy.

      B. Zhone's property insurance must be evidenced by ACORD form 27 "Evidence of Property Insurance" completed and interlineated in a manner satisfactory to BNPLC to show compliance with the requirements of this Exhibit. Copies of endorsements to the property insurance must be attached to such form.

      C. Zhone's CGL insurance must be evidenced by ACORD form 25 "Certificate of Insurance" completed and interlineated in a manner satisfactory to BNPLC to show compliance with the requirements of this Exhibit. Copies of endorsements to the CGL insurance must be attached to such form.

      D. Such evidence of required insurance must be delivered upon execution of this Building 3 Lease and new certificate or evidence of insurance must be delivered no later than 10 days prior to expiration of existing policy.

      E. Zhone shall not cancel, fail to renew, or make or permit any material reduction in any of the policies or certificates described in this Exhibit without the prior written consent of BNPLC. The certificates (ACORD forms 27 and 25) described in this Exhibit must contain the following express provision:

      "This is to certify that the policies of insurance described herein have been issued to the insured Zhone Technologies, Inc. for whom this certificate is executed and are in force at this time. In the event of cancellation, non-renewal, or material reduction in coverage affecting the certificate holder, at least sixty days prior notice shall be given to the certificate holder."

[Improvements - Building 3]

                              Exhibit B - Page 4

      F. The limits of liability under the liability insurance required by this Building 3 Lease may be provided by a single policy of insurance or by a combination of primary and umbrella policies, but in no event shall the total limits of liability available for any one occurrence or accident be less than those required by this Exhibit.

      G. Zhone shall provide copies, certified as complete and correct by an authorized agent of the applicable insurer, of all insurance policies required by this Exhibit within ten days after receipt of a request for such copies from BNPLC.

[Improvements  - Building 3]

                              Exhibit B - Page 5

                                   Exhibit C
                                   ---------


                        Notice of LIBOR Period Election


BNP Leasing Corporation
12201 Merit Drive
Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox

  Re: Lease Agreement (Improvements - Buildings 1&2), Lease Agreement (Improvements - Building 3) and Lease Agreement (Land), all dated as of August 1, 2000, and all between Zhone Technologies, Inc., as tenant, and BNP Leasing Corporation, as landlord

Gentlemen:

  Capitalized terms used in this letter are intended to have the meanings assigned to them in the three Lease Agreements referenced above. This letter constitutes notice to you that the LIBOR Period Election under all of the Lease Agreements shall be:

                       ________________ month(s),

beginning with the first Base Rent Period that commences on or after:

                       ______________, ____.


NOTE:  YOU SHALL BE ENTITLED TO DISREGARD THIS NOTICE IF THE NUMBER OF MONTHS
-----
SPECIFIED ABOVE IS NOT A PERMITTED NUMBER UNDER THE DEFINITION OF "LIBOR PERIOD ELECTION" IN THE COMMON DEFINITIONS AND PROVISIONS AGREEMENTS REFERENCED IN THE LEASE AGREEMENTS, OR IF THE DATE SPECIFIED ABOVE CONCERNING THE COMMENCEMENT OF THE LIBOR PERIOD ELECTION IS LESS THAN TEN BUSINESS DAYS AFTER YOUR RECEIPT OF THIS NOTICE. HOWEVER, WE ASK THAT YOU NOTIFY US IMMEDIATELY IF FOR ANY REASON YOU BELIEVE THIS NOTICE IS DEFECTIVE.

  Executed this _____ day of ______________, 20___.


                                 Zhone Technologies, Inc.

                                 Name:____________________________________
                                 Title:___________________________________

[cc all Participants]

  [Improvements - Building 3]

                                   Schedule 1
                                   ----------

                              FINANCIAL COVENANTS


[DRAFTING NOTE: TK WILL MANUALLY SUBSTITUTE THE FINAL SCHEDULE 1 (A SEPARATE
 --------------
WORD PROCESSING FILE) FOR THIS PAGE IN THE EXECUTION COPIES OF THIS DOCUMENT.]

[Improvements - Building 3]

                               COMMON DEFINITIONS
                            AND PROVISIONS AGREEMENT
                          (IMPROVEMENTS - BUILDING 3)


                                    between


                            BNP LEASING CORPORATION


                                      and


                            ZHONE TECHNOLOGIES, INC.


                           Dated as of August 1, 2000

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I - LIST OF DEFINED TERMS:

  Absolute Construction Obligations........................................    1
  Acquisition Contract.....................................................    2
  Active Neligence.........................................................    3
  Additional Rent..........................................................    3
  Administrative Agency Fee................................................    3
  Advance Date.............................................................    3
  Affiliate................................................................    3
  Agent....................................................................    3
  Applicable Laws..........................................................    3
  Applicable Purchaser.....................................................    3
  Arrangement Fee..........................................................    3
  Assumed Conditions Market Value..........................................    3
  Attorneys' Fees..........................................................    4
  Balance of Unpaid Construction-Period Indemnity Payments.................    4
  Banking Rules Change.....................................................    4
  Base Rate................................................................    4
  Base Rent................................................................    4
  Base Rent Date...........................................................    4
  Base Rent Period.........................................................    5
  BNPLC....................................................................    5
  BNPLC's Parent...........................................................    5
  Breakage Costs...........................................................    5
  Building 3 Base Rent Commencement Date...................................    6
  Building 3 Break Even Amount.............................................    7
  Building 3 CDPA..........................................................    7
  Building 3 CMA...........................................................    7
  Building 3 Escrowed Proceeds.............................................    7
  Building 3 Land Percentage...............................................    7
  Building 3 Lease.........................................................    7
  Building 3 Operative Documents...........................................    8
  Building 3 Pledge Agreement..............................................    8
  Building 3 Purchase Agreement............................................    8
  Building 3 Purchase Documents............................................    8
  Building 3 Sale Closing Documents........................................    8
  Building 3 Supplemental Payment..........................................    8
  Building 3 Supplemental Payment Obligation...............................    8
  Building 3 Third Party Price.............................................    8
  Buildings 1&2 Break Even Amount..........................................    8
  Buildings 1&2 CMA........................................................    8
  Buildings 1&2 CDPA.......................................................    8
  Buildings 1&2 Cross Default..............................................    9
  Buildings 1&2 Escrowed Proceeds..........................................    9
  Buildings 1&2 Lease......................................................    9

[Improvements - Building 3]           (i)

                                                                           Page
                                                                           ----
   Buildings 1&2 Operative Documents......................................   9
   Buildings 1&2 Purchase Agreement.......................................   9
   Buildings 1&2 Pledge Agreement.........................................   9
   Buildings 1&2 Third Party Price........................................   9
   Business Day...........................................................   9
   Capital Adequacy Charges...............................................   9
   Capital Lease..........................................................   9
   Carrying Costs.........................................................  10
   Closing Certificate....................................................  10
   CMA Suspension Event...................................................  10
   CMA Suspension Notice..................................................  10
   CMA Suspension Period..................................................  10
   CMA Termination Event..................................................  10
   Code...................................................................  10
   Collateral.............................................................  10
   Collateral Percentage..................................................  10
   Collateral Test Date...................................................  10
   Commitment Fees........................................................  10
   Completion Notice......................................................  10
   Construction Advances..................................................  11
   Construction Advance Request...........................................  11
   Construction Allowance.................................................  11
   Construction Period....................................................  11
   Construction-Period Indemnity Pay......................................  11
   Construction Project...................................................  11
   Debt...................................................................  11
   Default................................................................  12
   Default Rate...........................................................  12
   Defaulting Participant.................................................  12
   Defective Work.........................................................  12
   Deposit Rate...........................................................  12
   Deposit Taker..........................................................  12
   Deposit Taker Losses...................................................  12
   Designated Sale Date...................................................  12
   Development Documents..................................................  13
   Direct Payments to Participants........................................  13
   Effective Date.........................................................  13
   Effective Rate.........................................................  13
   Effective Rate/Deposit Rate Difference.................................  14
   Environmental Laws.....................................................  14
   Environmental Cutoff Date..............................................  14
   Environmental Losses...................................................  14
   Environmental Reports..................................................  14
   ERISA..................................................................  15
   ERISA Affiliate........................................................  15
   Established Misconduct.................................................  15

[Improvements - Building 3]          (ii)

                                                                           Page
                                                                           ----
   Eurocurrency Liabilities...............................................  15
   Eurodollar Rate Reserve Percentage                                       15
   Event of Default.......................................................  15
   Excluded Taxes.........................................................  16
   Failed Collateral Test Date............................................  16
   Fed Funds Rate.........................................................  16
   FOCB Notice............................................................  16
   Funded Construction Allowance..........................................  16
   Funding Advances.......................................................  16
   Future Work............................................................  16
   GAAP...................................................................  17
   Hazardous Substance....................................................  17
   Hazardous Substance Activity...........................................  17
   Impositions............................................................  17
   Improvements...........................................................  17
   Interested Party.......................................................  18
   Issue 97-1 Non-performance-related Subjective Event of Default.........  18
   Issue 97-10 Election...................................................  18
   Issue 97-10 Prepayment.................................................  18
   Land...................................................................  18
   Land CDPA..............................................................  19
   Land Lease.............................................................  19
   Land Purchase Agreement................................................  19
   Land Pledge Agreement..................................................  19
   Landlord's Election to Continue Construction...........................  19
   Last Building Base Rent Commencement Date..............................  19
   LIBOR..................................................................  19
   LIBOR Period Election..................................................  19
   Lien...................................................................  20
   Liens Removable by BNPLC...............................................  20
   Losses.................................................................  21
   Material Environmental Communication...................................  21
   Maximum Construction Allowance.........................................  21
   Maximum Permitted Termination Fees.....................................  21
   Maximum Permitted Prepayment...........................................  21
   Maximum Remarketing Obligation.........................................  21
   Minimum Collateral Percentage..........................................  21
   Minimum Extended Remarketing Price.....................................  21
   Multiemployer Plan.....................................................  21
   Notice of Zhone's Intent to Terminate..................................  22
   Other Common Definitions and Provisions Agreements.....................  22
   Other Lease Agreements.................................................  22
   Other Operative Documents..............................................  22
   Other Purchase Agreements..............................................  22
   Outstanding Construction Allowance.....................................  22
   Participant............................................................  22

[Improvement - Building 3]           (iii)

                                                                            Page
                                                                            ----
    Participation Agreement...............................................   22
    PBGC..................................................................   23
    Period................................................................   23
    Permitted Encumbrances................................................   23
    Permitted Hazardous Substance Use.....................................   23
    Permitted Hazardous Substances........................................   23
    Permitted Transfer....................................................   24
    Person................................................................   24
    Personal Property.....................................................   24
    Plan..................................................................   24
    Pre-Commencement Casualty.............................................   24
    Prime Rate............................................................   24
    Prior Funding Advances................................................   25
    Prior Work............................................................   25
    Project Costs.........................................................   25
    Projected Cost Overruns...............................................   26
    Property..............................................................   26
    Purchase Option.......................................................   26
    Qualified Affiliate...................................................   26
    Qualified Prepayments.................................................   26
    Real Property.........................................................   26
    Reimbursable Construction-Period Cost.................................   27
    Remedial Work.........................................................   27
    Rent..................................................................   27
    Residual Risk Percentage..............................................   27
    Responsible Financial Officer.........................................   27
    Scope Change..........................................................   27
    Secured Spread........................................................   27
    Seller................................................................   27
    Stipulated Loss Value.................................................   27
    Subsidiary............................................................   27
    Term..................................................................   27
    Third Party Contract..................................................   28
    Third Party Sale Notice...............................................   28
    Third Party Sale Proposal.............................................   28
    Third Party Target Price..............................................   28
    Unfunded Benefit Liabilities..........................................   28
    Unsecured Spread......................................................   28
    Upfront Syndication Fee...............................................   28
    Voluntary Zhone Construction Contributions............................   28
    Voluntary Retention of the Property...................................   28
    Work..................................................................   28
    Zhone.................................................................   28
    Zhone's Extended Remarketing Period...................................   28
    Zhone's Extended Remarketing Right....................................   28
    Zhone's Initial Remarketing Rights....................................   28

[Improvements - Building 3]          (iv)

                                                                            Page
                                                                            ----

                    ARTICLE II - PROVISIONS USED IN COMMON:
   1.  Notices...........................................................    29
   2.  Severability......................................................    30
   3.  No Merger.........................................................    31
   4.  No Implied Waiver.................................................    31
   5.  Entire and Only Agreements........................................    31
   6.  Binding Effect....................................................    31
   7.  Time is of the Essence............................................    31
   8.  Governing Law.....................................................    31
   9.  Paragraph Headings................................................    32
  10.  Negotiated Documents..............................................    32
  11.  Terms Not Expressly Defined in a Building 3 Operative Document....    32
  12.  Other Terms and References........................................    32
  13.  Execution in Counterparts.........................................    32
  14.  Not a Partnership, Etc............................................    33
  15.  Amendment and Restatement.........................................    33

[Improvement - Building 3]            (v)

                               COMMON DEFINITIONS
                            AND PROVISIONS AGREEMENT
                          (IMPROVEMENTS - BUILDING 3)


     This Common Definitions and Provisions Agreement (Improvements - Building
3) (this "Building 3 CDPA"), by and between BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), and ZHONE TECHNOLOGIES, INC., a Delaware corporation ("Zhone"), is dated as of August 1, 2000, the Effective Date.


                                    RECITALS


     Contemporaneously with the execution of this Building 3 CDPA, BNPLC and Zhone are executing the Closing Certificate (as defined below), the Building 3 Lease (as defined below), the Building 3 CMA (as defined below), and the Building 3 Purchase Agreement (as defined below), all of which concern the Property (as defined below). Each of the Closing Certificate, the Building 3 Lease, the Building 3 CMA and the Building 3 Purchase Agreement (together with this Building 3 CDPA and the Building 3 Pledge Agreement [as defined below], the "Building 3 Operative Documents") are intended to create separate and independent obligations upon the parties thereto. However, Zhone and BNPLC intend that all of the Building 3 Operative Documents share certain consistent definitions and other miscellaneous provisions. To that end, the parties are executing this Building 3 CDPA and incorporating it by reference into each of the other Building 3 Operative Documents.

     Zhone and BNPLC previously executed that Common Definitions and Provisions Agreement (Phase I - Improvements) dated January 20, 2000 (the "Prior Common Definitions and Provisions Agreement"). Zhone and BNPLC have agreed to amend, restate and replace the Prior Common Definitions and Provisions Agreement with this Building 3 CDPA and the Buildings 1&2 CDPA as provided in Paragraph 15 of
Article II below.


                                   AGREEMENTS


                       ARTICLE I - LIST OF DEFINED TERMS

     Unless a clear contrary intention appears, the following terms shall have the respective indicated meanings as used herein and in the other Building 3 Operative Documents:

     "Absolute Construction Obligations" means the following:

          (1) Construction-Period Indemnity Payments required because of or in connection with or arising out of Environmental Losses incurred or suffered by any Interested Party;

          (2) Construction-Period Indemnity Payments required because of or in connection with or arising out of Losses incurred or suffered by BNPLC that BNPLC would not have incurred or suffered but for any act or any omission of Zhone or of any Zhone's contractors or subcontractors during the period that the Building 3 CMA remains in force or during any other period that Zhone remains in possession or control of the Construction Project (excluding, however, as described below certain Losses consisting of claims related to any failure of Zhone to complete the Construction Project);

          (3) Construction-Period Indemnity Payments required because of or in connection with or arising out of Losses incurred or suffered by BNPLC that would not have been incurred but for any fraud, misapplication of funds (including the proceeds of Prior Funding Advances and Construction

     Advances), illegal acts, or willful misconduct on the part of the Zhone or its employees or agents or any other party for whom Zhone is responsible; and

          (4) Construction-Period Indemnity Payments required because of or in connection with or arising out of Losses incurred or suffered by BNPLC that would not have been incurred but for any bankruptcy proceeding involving Zhone.

For purposes of clause (2) of this definition, "acts and omissions of Zhone" shall include (i) any decision by Zhone to make a Scope Change without the prior approval of BNPLC, (ii) any failure of Zhone to maintain insurance required by the Building 3 Lease or the Building 3 CMA, (iii) any decision not to continue or complete Work under the Building 3 CMA because of a change in Zhone's facility needs or in Zhone's plans to meet its facility needs (such as, for example, a decision by Zhone to lease or acquire another less expensive facility as an alternative to Improvements on the Building 3 Site), (iv) any failure of Zhone to reserve termination rights in Third Party Contracts as described in subparagraph 1(A)(2)(b) of the Building 3 CMA, and (v) any other breach by Zhone
-----------------------
of the Building 3 CMA.

Thus, for example, if a third party asserts a claim for damages against BNPLC because of injuries the third party sustained while on the on the Building 3 Site as a result of Zhone's breach of its obligation under the Building 3 CMA to keep the Building 3 Site and the Improvements thereon in a reasonably safe condition as Work progresses under Zhone's direction and control, then any Construction-Period Indemnity Payment required because of such third party claim will constitute an Absolute Construction Obligation under clause (2) of this definition. Similarly, if a claim against BNPLC by a third party injured on the Building 3 Site during the progress of the Work is uninsured or under-insured only because of Zhone's failure to obtain liability insurance in accordance with the requirements of the Building 3 Lease (the premiums for which insurance are reimbursable from Construction Advances as provided in the Building 3 CMA), then Construction-Period Indemnity Payments to BNPLC for the uninsured or under-insured Losses arising out of the third party claim will constitute Absolute Construction Obligations under clause (2) of this definition.

It is understood, however, that a failure of Zhone to complete construction of the Construction Project will not necessarily constitute a breach of the Building 3 CMA, given that Zhone may elect to terminate the Building 3 CMA as provided in subparagraph 4(D) thereof. In the event the Building 3 CMA is
            -----------------
terminated by Zhone pursuant to subparagraph 4(D) thereof or by BNPLC pursuant
                                ----------------
to subparagraph 4(E) thereof, clause (2) of this definition will not be
   -----------------
construed to include Construction-Period Indemnity Payments, the sole reason for which are Losses suffered by BNPLC consisting of claims related to Zhone's failure to complete the Construction Project.

     "Acquisition Contract" means the Purchase and Sale Agreement executed on or about the Effective Date, between Seller and Zhone covering the Land described in Exhibit A attached to the Building 3 Lease, the interests of Zhone therein
   ---------
having being assigned to BNPLC pursuant to the assignment dated as of the Effective Date between Zhone and BNPLC, with the consent and approval of Seller.
     "Active Negligence" of any Person (including BNPLC) means, and is limited to, the negligent conduct on the Property (and not mere omissions) by such Person or by others acting and authorized to act on such Person's behalf in a manner that proximately causes actual bodily injury or property damage for which Zhone does not carry (and is not obligated by the Building 3 Lease to carry) insurance. "Active Negligence" shall not include (1) any negligent failure of BNPLC to act when the duty to act would not have been imposed but for BNPLC's status as owner of the Land, the Improvements or any interest in any other Property or as a party to the transactions described in any of the Building 3 Operative Documents or the Other Operative Documents, (2) any negligent failure of any other Interested Party to act when the duty to act would not have been imposed but

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 2 for such party's contractual or other relationship to BNPLC or participation or facilitation in any manner, directly or indirectly, of the transactions described in any of the Building 3 Operative Documents or the Other Operative Documents, or (3) the exercise in a lawful manner by BNPLC (or any party lawfully claiming through or under BNPLC) of any right or remedy provided in or under any of the Building 3 Operative Documents or the Other Operative Documents.

     "Additional Rent" shall have the meaning assigned to it in subparagraph
                                                                ------------
3.(d) of the Building 3 Lease.
-----

     "Administrative Agency Fee" shall have the meaning assigned to it in subparagraph 3 (g) of the Building 3 Lease.
------------------

     "Advance Date" means, regardless of whether any Construction Advance shall actually be made thereon, the first Business Day of every calendar month, beginning with the first Business Day in September, 2000 and continuing regularly thereafter to and including the Building 3 Base Rent Commencement Date.

     "Affiliate" of any Person means any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, the term "control" when used with respect to any Person means the power to direct the management of policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent" means the Person acting as "Agent" for BNPLC and Participants under (and as defined in) the Building 3 Pledge Agreement from time to time.

     "Applicable Laws" means any or all of the following, to the extent applicable to Zhone or the Property or the Building 3 Lease or the other Building 3 Operative Documents: restrictive covenants; zoning ordinances and building codes; flood disaster laws; health, safety and environmental laws and regulations; the Americans with Disabilities Act and other laws pertaining to disabled persons; and other laws, statutes, ordinances, rules, permits, regulations, orders, determinations and court decisions.

     "Applicable Purchaser" means any third party designated by Zhone to purchase BNPLC's interest in the Property and in any Building 3 Escrowed Proceeds as provided in the Building 3 Purchase Agreement.

     "Arrangement Fee" shall have the meaning assigned to it in subparagraph
                                                                ------------
3.(e) of the Building 3 Lease.
-----

     "Assumed Conditions Market Value" shall have the meaning assigned to it in subparagraph 1(B)(2)(a) of the Building 3 Purchase Agreement.
-----------------------
     "Attorneys' Fees" means the expenses and reasonable fees of counsel to the parties incurring the same, excluding costs or expenses of in-house counsel (whether or not accounted for as general overhead or administrative expenses), but otherwise including printing, photostating, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals, librarians and others not admitted to the bar but performing services under the supervision of an attorney. Such terms shall also include all such fees and expenses incurred with respect to appeals, arbitrations and bankruptcy proceedings, and whether or not any manner of proceeding is brought with respect to the matter for which such fees and expenses were incurred.

     "Balance of Unpaid Construction-Period Indemnity Payments" shall have the meaning assigned to it in subparagraph 1(B)(1) of the Building 3 Purchase
                          --------------------
Agreement.

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 3

     "Banking Rules Change" means either: (1) the introduction of or any change in any law or regulation applicable to BNPLC, BNPLC's Parent or any other Participant, or in the generally accepted interpretation by the institutional lending community of any such law or regulation, or in the interpretation of any such law or regulation asserted by any regulator, court or other governmental authority (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) or (2) the compliance by BNPLC, BNPLC's Parent or any other Participant with any new guideline or new request from any central bank or other governmental authority (whether or not having the force of law).

     "Base Rate" for any Construction Period or Base Rent Period means a rate equal to the higher of (1) the Prime Rate in effect on the first day of such period, or (2) the rate which is fifty basis points (50/100 of 1%) above the Fed Funds Rate for that period.

     "Base Rent" means the rent payable by Zhone pursuant to subparagraph 3.(a)
                                                             ------------------
of the Building 3 Lease.

     "Base Rent Date" means a date upon which Base Rent must be paid under the Building 3 Lease, all of which dates shall be the first Business Day of a calendar month. The first Base Rent Date shall be determined as follows:

               a) If a LIBOR Period Election of one month is in effect on the Building 3 Base Rent Commencement Date, then the first Business Day of the first calendar month following the Building 3 Base Rent
              -----
          Commencement Date shall be the first Base Rent Date.

               b) If the LIBOR Period Election in effect on the Building 3 Base Rent Commencement Date is three months or six months, then the first Business Day of the third calendar month following the Building 3 Base
                              -----
          Rent Commencement Date shall be the first Base Rent Date.

Each successive Base Rent Date after the first Base Rent Date shall be the first Business Day of the first or third calendar month following the calendar month which includes the preceding Base Rent Date, determined as follows:

               (1) If a LIBOR Period Election of one month is in effect on a Base Rent Date, then the first Business Day of the first calendar
                                                             -----
          month following such Base Rent Date shall be the next following Base Rent Date.

               (2) If a LIBOR Period Election of three months or six months is in effect on a Base Rent Date, then the first Business Day of the third calendar month following such Base Rent Date shall be the next
          -----
          following Base Rent Date.

Thus, for example, if the Building 3 Base Rent Commencement Date falls on the first Business Day of September, 2000 and a LIBOR Period Election of two months commences on the Building 3 Base Rent Commencement Date, then the first Base Rent Date shall be the first Business Day of November, 2000.

     "Base Rent Period" means a period for which Base Rent must be paid under the Building 3 Lease, each of which periods shall correspond to the LIBOR Period Election for such period. The first Base Rent Period shall begin on and include the Building 3 Base Rent Commencement Date, and each successive Base Rent Period shall begin on and include the Base Rent Date upon which the preceding Base Rent Period ends. Each Base Rent

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 4

Period, including the first Base Rent Period, shall end on but not include the first or second Base Rent Date after the Base Rent Date upon which such period began, determined as follows:

               (1) If the LIBOR Period Election for a Base Rent Period is one month or three months, then such Base Rent Period shall end on the first Base Rent Date after the Base Rent Date upon which such period
          -----
          began.

               (2) If the LIBOR Period Election for a Base Rent Period is six months, then such Base Rent Period shall end on the second Base Rent
                                                              ------
          Date after the Base Rent Date upon which such period began.

The determination of Base Rent Periods can be illustrated by two examples:

               1) If Zhone makes a LIBOR Period Election of three months for a hypothetical Base Rent Period beginning on the first Business Day in January, 2002, then such Base Rent Period will end on but not include the first Base Rent Date after it begins; that is, such Base Rent Period will end on the first Business Day in April, 2002, the third calendar month after January, 2002.

               2) If, however, Zhone makes a LIBOR Period Election of six months for the hypothetical Base Rent Period beginning the first Business Day in January, 2002, then such Base Rent Period will end on but not include the second Base Rent Date after it begins; that is, the first Business Day in July, 2002.

     "BNPLC" means BNP Leasing Corporation, a Delaware corporation.

     "BNPLC's Parent" means BNPLC's Affiliate, BNP Paribas, a bank organized and existing under the laws of France and any successors of such bank.

     "Breakage Costs" means any and all costs, losses or expenses incurred or sustained by BNPLC's Parent (as a Participant or otherwise) or any other Participant, for which BNPLC's Parent or the Participant shall request reimbursement from BNPLC, because of the resulting liquidation or redeployment of deposits or other funds:

          (1) used to make or maintain Funding Advances upon application of a Qualified Prepayment or upon any sale of the Property pursuant to the Building 3 Purchase Agreement, if such application or sale occurs on any day other than the last day of a Construction Period or Base Rent Period; or

          (2) reserved to provide a Construction Advance that Zhone requests, but thereafter declines to take for any reason, or that Zhone requests but is not permitted to take because of its failure to satisfy any of the conditions specified in the Building 3 CMA; or

          (3) used to make or maintain Funding Advances upon the acceleration of the end of any Base Rent Period pursuant subparagraph 3.(c)(iii) of the
                                                 -----------------------
     Building 3 Lease.

Breakage Costs will include, for example, losses attributable to any decline in LIBOR as of the effective date of any application described in the clause (1) preceding, as compared to LIBOR used to determine the Effective Rate then in effect. Each determination by BNPLC's Parent or the applicable Participant of Breakage Costs shall, in the absence of clear and demonstrable error, be conclusive and binding upon Zhone.

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 5

     "Building 3 Base Rent Commencement Date" means the earlier of (1) the first Business Day of August, 2001, (2) the first Business Day of the first calendar month to follow by twenty days or more the day upon which any Completion Notice is given, or (3) the first Business Day of the first calendar month upon which the Funded Construction Allowance shall equal or exceed the Maximum Construction Allowance. For example, if on the first Business Day of November, 2000 construction of the Construction Project is continuing, the Funded Construction Allowance is $29,190,000 (before adding any Carrying Costs for the preceding month) and the Maximum Construction Allowance is $29,200,000, and if Carrying Costs of $17,500 would be added to the Funded Construction Allowance on such day if the Construction Allowance were not limited to the Maximum Construction Allowance, then (absent an extension by BNPLC as described below) such day shall be the Building 3 Base Rent Commencement Date and on such day $10,000 will be added to the Funded Construction Allowance as Carrying Cost and $7,500 will be payable as Base Rent pursuant to subparagraph 3.(c)(i) of the Building 3 Lease.
                                 ---------------------
Notwithstanding the forgoing, if for any reason (including a termination of the Building 3 CMA) Zhone has not completed the Construction Project thirty days in advance of the scheduled Building 3 Base Rent Commencement Date determined pursuant to the first sentence of this definition, BNPLC shall be entitled (but not obligated) to extend the Building 3 Base Rent Commencement Date one or more times and at any time before the Construction Project actually is complete and ready for occupancy. To so extend the Building 3 Base Rent Commencement Date, BNPLC shall notify Zhone thereof and of the date to which the Building 3 Base Rent Commencement Date is extended, which may be the first Business Day of any calendar month designated by BNPLC in the notice of extension, provided that BNPLC will not so designate any date more than sixty days after the date upon which the Construction Project is expected by BNPLC (at the time of the designation) to be complete.

     (The parties acknowledge that the date designated in clause (1) of the preceding definition is less than 364 days after the date of the actual execution of the Building 3 Operative Documents and thus BNPLC's commitment to make Construction Advances on and subject to the terms of the Building 3 CMA and Building 3 Lease is effectively a commitment of less than 364 days. The calculation of Commitment Fees reflects this understanding.)

     "Building 3 Break Even Amount" shall have the meaning assigned to it in subparagraph 1(B)(1) of the Building 3 Purchase Agreement.
--------------------

     "Building 3 CDPA" means this Agreement, which is incorporated by reference into each of the other Building 3 Operative Documents.

     "Building 3 CMA" means the Construction Management Agreement (Building 3) dated as of the Effective Date between BNPLC and Zhone, as such agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

     "Building 3 Escrowed Proceeds" means, subject to the exclusions specified in the next sentence, any money that is received by BNPLC from time to time during the Term (and any interest earned thereon) from any party (1) under any property insurance policy as a result of damage to the Property, (2) as compensation for any restriction imposed by any governmental authority upon the use or development of the Property or for the condemnation of the Property or any portion thereof, (3) because of any judgment, decree or award for physical damage to the Property or (4) as compensation under any title insurance policy or otherwise as a result of any title defect or claimed title defect with respect to the Property; provided, however, in determining the amount of "Building 3 Escrowed Proceeds" there shall be deducted all expenses and costs of every type, kind and nature (including Attorneys' Fees) incurred by BNPLC to collect such proceeds. Notwithstanding the foregoing,

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 6

"Building 3 Escrowed Proceeds" will not include (A) any payment to BNPLC by a Participant or an Affiliate of BNPLC that is made to compensate BNPLC for the Participant's or Affiliate's share of any Losses BNPLC may incur as a result of any of the events described in the preceding clauses (1) through (4), (B) any money or proceeds that have been applied as a Qualified Prepayment or to pay any Breakage Costs or other costs incurred in connection with a Qualified Prepayment, (C) any money or proceeds that, after no less than ten days notice to Zhone, BNPLC returns or pays to a third party because of BNPLC's good faith belief that such return or payment is required by law, (D) any money or proceeds paid by BNPLC to Zhone or offset against any amount owed by Zhone, or (E) any money or proceeds used by BNPLC in accordance with the Building 3 Lease for repairs or the restoration of the Property or to obtain development rights or the release of restrictions that will inure to the benefit of future owners or occupants of the Property. Until Building 3 Escrowed Proceeds are paid to Zhone pursuant to Paragraph 10 of the Building 3 Lease, transferred to a purchaser
            ------------
under the Building 3 Purchase Agreement as therein provided or applied as a Qualified Prepayment or as otherwise described in the preceding sentence, BNPLC shall keep the same deposited in one or more interest bearing accounts, and all interest earned on such account shall be added to and made a part of Building 3 Escrowed Proceeds.

     "Building 3 Land Percentage" means 50%, which is the approximate percentage of the total acreage of the Land that, according to Zhone, is properly allocated to the Improvements covered by the Building 3 Lease (in contrast to the portion of the Land properly allocated to the Improvements covered by the Buildings 1&2 Lease.

     "Building 3 Lease" means the Lease Agreement (Improvements - Building 3) dated as of the Effective Date between BNPLC, as landlord, and Zhone, as tenant, pursuant to which Zhone has agreed to lease BNPLC's interest in the Property, as such agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

     "Building 3 Operative Documents" means the Closing Certificate, the Building 3 Lease, the Building 3 CMA, the Building 3 Purchase Agreement, the Building 3 Pledge Agreement and this Building 3 CDPA.

     "Building 3 Pledge Agreement" means the Pledge Agreement (Improvements - Building 3) dated as of the Effective Date among BNPLC, Zhone, BNP Paribas and Wells Fargo Bank, N.A. (pursuant to which Zhone may pledge certificates of deposit as security for Zhone's obligations under the Building 3 Purchase Agreement and for the corresponding obligations of BNPLC to the Participants under the Participation Agreement), as such agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

     "Building 3 Purchase Agreement" means the Purchase Agreement (Improvements
- Building 3) dated as of the Effective Date between BNPLC and Zhone, as such agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

     "Building 3 Purchase Documents" means collectively (1) the Building 3 Purchase Agreement, (2) the Memorandum of Purchase Agreement (Building 3) executed by BNPLC and Zhone as of the Effective Date and recorded to provide notice of the Building 3 Purchase Agreement; and (3) the Building 3 Pledge Agreement and all financing statements, notices, acknowledgments and certificates of deposit executed or delivered from time to time by Zhone, BNPLC or the other parties to the Building 3 Pledge Agreement pursuant to and as expressly provided therein.

     "Building 3 Sale Closing Documents" shall have the meaning assigned to it in subparagraph 1(C) of the Building 3 Purchase Agreement.
   -----------------

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 7

     "Building 3 Supplemental Payment" shall have the meaning assigned to it in subparagraph 1(A)(3) of the Building 3 Purchase Agreement.
--------------------

     "Building 3 Supplemental Payment Obligation" shall have the meaning assigned to it in subparagraph 1(A)(3) of the Building 3 Purchase Agreement.
                  --------------------

     "Building 3 Third Party Price" shall have the meaning assigned to it in subparagraph 1(B)(2) of the Building 3 Purchase Agreement.
--------------------

     "Buildings 1&2 Break Even Amount" shall have the meaning assigned to it in the Buildings 1&2 Purchase Agreement.

     "Buildings 1&2 CMA" means the Construction Management Agreement (Buildings 1&2) dated as of the Effective Date between BNPLC and Zhone, as such agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

     "Buildings 1&2 CDPA" means the Common Definitions and Provisions Agreement (Improvements - Buildings 1&2), dated as of the Effective Date between BNPLC and Zhone, as such agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

     "Buildings 1&2 Cross Default" means an Event of Default under subparagraphs
                                                                   -------------
17(d) or 17(f) of the Building 3 Lease that results solely from Zhone's failure
--------------
to make a payment required by the Buildings 1&2 Lease, the Buildings 1&2 Purchase Agreement or the Buildings 1&2 Pledge Agreement. Except as provided in subparagraph 1(A)(3) of the Building 3 Purchase Agreement, the characterization
--------------------
of any Event of Default as a Buildings 1&2 Cross Default will not affect the rights or remedies available to BNPLC because of the Event of Default.

     "Buildings 1&2 Escrowed Proceeds" shall have the meaning assigned to it in the Buildings 1&2 CDPA.

     "Buildings 1&2 Lease" means the Lease Agreement (Improvements - Buildings 1&2) dated as of the Effective Date between BNPLC, as landlord, and Zhone, as tenant, pursuant to which Zhone has agreed to lease BNPLC's interest in the Improvements on the Land other than the Building 3 Site, as such agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 8

     "Buildings 1&2 Operative Documents" means the Closing Certificate, the Buildings 1&2 Lease, the Buildings 1&2 CMA, the Buildings 1&2 Purchase Agreement, the Buildings 1&2 Pledge Agreement and the Buildings 1&2 CDPA.

     "Buildings 1&2 Purchase Agreement" means the Purchase Agreement (Improvements - Buildings 1&2) dated as of the Effective Date between BNPLC and Zhone, as such agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

     "Buildings 1&2 Pledge Agreement" means the Pledge Agreement (Improvements - Building 1&2) dated as of the Effective Date between BNPLC and Zhone, as such agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

     "Buildings 1&2 Third Party Price" shall have the meaning assigned to it in subparagraph 1(B)(2) of the Buildings 1&2 Purchase Agreement.
--------------------

     "Business Day" means any day that is (1) not a Saturday, Sunday or day on which commercial banks are generally closed or required to be closed in New York City, New York or San Francisco, California, and (2) a day on which dealings in deposits of dollars are transacted in the London interbank market; provided that if such dealings are suspended indefinitely for any reason, "Business Day" shall mean any day described in clause (1).

     "Capital Adequacy Charges" means any additional amounts BNPLC's Parent or any other Participant requests BNPLC to pay as compensation for an increase in required capital as provided in subparagraph 5.(b)(ii) of the Building 3 Lease.
                                ----------------------

     "Capital Lease" means any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP or for federal income tax purposes.

     "Carrying Costs" means the charges added to and made a part of the Outstanding Construction Allowance (and thus also added to and made a part of the Funded Construction Allowance) from time to time on and before the Building 3 Base Rent Commencement Date pursuant to and as more particularly described in subparagraph 6.(a) of the Building 3 Lease.
------------------

     "Closing Certificate" means the Closing Certificate and Agreement dated as of Effective Date between Zhone and BNPLC, as such agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

     "CMA Suspension Event" shall have the meaning assigned to it in subparagraph 4(A) of the Building 3 CMA.
-----------------

     "CMA Suspension Notice" shall have the meaning assigned to it in subparagraph 4(B)(1) of the Building 3 CMA.
--------------------

     "CMA Suspension Period" shall have the meaning assigned to it in subparagraph 4(C) of the Building 3 CMA.
-----------------

     "CMA Termination Event" shall have the meaning assigned to it in subparagraph 4(B)(3) of the Building 3 CMA.
--------------------

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Collateral" shall have the meaning assigned to it in the Building 3 Pledge Agreement.

     "Collateral Percentage" for each Base Rent Period means the Collateral Percentage for such period determined under (and as defined in) the Building 3 Pledge Agreement; provided, however, for purposes of the Building 3 Lease, the Collateral Percentage for any Base Rent Period shall not exceed a fraction; the numerator of which fraction shall equal the value (determined as provided in the Building 3 Pledge Agreement) of all

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 9

Collateral (a) that is, on the first day of such period, held by the Deposit Takers under (and as defined in) the Building 3 Pledge Agreement subject to a Qualifying Security Interest (as defined below), (b) that is free from claims or security interests held or asserted by any third party, and (c) that is not in excess of Stipulated Loss Value; and the denominator of which fraction shall equal the Stipulated Loss Value on the first day of such period. "Qualifying Security Interest" means a first priority perfected security interest under the Building 3 Pledge Agreement.

     "Collateral Test Date" shall have the meaning assigned to it in Part I of
Schedule 1 attached to the Building 3 Lease and to the Building 3 Pledge
----------
Agreement.

     "Commitment Fees" shall have the meaning assigned to it in subparagraph
                                                                ------------
3.(f) of the Building 3 Lease.
-----

     "Completion Notice" means (1) a notice required by subparagraph 1(B) of the
                                                        -----------------
Building 3 CMA from Zhone to BNPLC, advising BNPLC when construction of the Construction Project is substantially complete, or (2) a notice permitted by subparagraph 6.(g) of the Building 3 Lease from BNPLC to Zhone, advising Zhone
------------------
after any Landlord's Election to Complete Construction when construction of the Construction Project is substantially complete or that BNPLC no longer intends to continue such construction.

     "Construction Advances" means (1) actual advances of funds made by or on behalf of BNPLC to or on behalf of Zhone pursuant to Paragraph 2 of the Building
                                                     -----------
3 CMA, and (2) amounts considered as Construction Advances pursuant to subparagraph 6.(e) of the Building 3 Lease.
------------------

     "Construction Advance Request" shall have the meaning assigned to it in subparagraph 2(C)(1) of the Building 3 CMA.
--------------------

     "Construction Allowance" means the allowance, consisting of Construction Advances and Carrying Costs, which is to be provided for the Construction Project as more particularly described in the Building 3 CMA and Paragraph 6 of
                                                                 -----------
the Building 3 Lease.

     "Construction Period" means each successive period of approximately one month, with the first Construction Period beginning on and including the Effective Date and ending on but not including the first Advance Date. Each successive Construction Period after the first Construction Period shall begin on and include the day on which the preceding Construction Period ends and shall end on but not include the next following Advance Date, until the last Construction Period, which shall end on but not include the earlier of the Building 3 Base Rent Commencement Date or any Designated Sale Date upon which Zhone or any Applicable Purchaser shall purchase BNPLC's interest in the Property pursuant to the Building 3 Purchase Agreement.

     "Construction-Period Indemnity Payments" shall have the meaning assigned to it in subparagraph 5.(d)(ii) of the Building 3 Lease.
      ----------------------

     "Construction Project" means the buildings or other substantial Improvements under construction or to be constructed on the Building 3 Site as described generally in Exhibit B attached to the Building 3 CMA.
                       ---------

     "Debt" of any Person means (without duplication of any item): (a) indebtedness of such Person for borrowed money; (b) indebtedness of such Person for the deferred purchase price of property or services (except trade payables and accrued expenses constituting current liabilities in the ordinary course of business); (c) the face amount of any outstanding letters of credit issued for the account of such Person; (d) obligations of such Person arising under acceptance facilities; (e) guaranties, endorsements (other than for collection in the ordinary

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 10 course of business) and other contingent obligations of such Person to purchase, to provide funds for payment, to provide funds to invest in any Person, or otherwise to assure a creditor against loss; (f) obligations of others secured by any Lien on property of such Person; (g) obligations of such Person as lessee under Capital Leases; and (h) the obligations of such Person, contingent or otherwise, under any "synthetic" or other lease of property or related documents (including a separate purchase agreement) which obligate such Person or any of its Affiliates (whether by purchasing or causing another Person to purchase any interest in the leased property or otherwise) to guarantee a minimum residual value of the leased property to the lessor. For purposes of this definition, the amount of the obligations described in clause (h) of the preceding sentence with respect to any lease classified according to GAAP as an "operating lease," shall equal the sum of (1) the present value of rentals and other minimum lease payments required in connection with such lease [calculated in accordance with SFAS 13 and other GAAP relevant to the determination of the whether such lease must be accounted for as an operating lease or capital lease], plus (2) the fair value of the property covered by the lease; provided, however, that such amount shall not exceed the price, as of the date a determination of Debt is required hereunder, for which the lessee can purchase the leased property pursuant to any valid ongoing purchase option if, upon such a purchase, the lessee shall be excused from paying rentals or other minimum lease payments that would otherwise accrue after the purchase.

     "Default" means any event which, with the passage of time or the giving of notice or both, would (if not cured within any applicable cure period) constitute an Event of Default.

     "Default Rate" means, for any period prior to the Designated Sale Date, a floating per annum rate equal to two percent (2%) above the Prime Rate, and for any period commencing on or after the Designated Sale Date, Default Rate shall mean a floating per annum rate equal to five percent (5%) above the Prime Rate. However, in no event will the "Default Rate" at any time exceed the maximum interest rate permitted by law.

     "Defaulting Participant" shall have the meaning assigned to it in Section 1
                                                                       ---------
of the Participation Agreement.

     "Defective Work" shall have the meaning assigned to it in subparagraph
                                                               ------------
1(A)(2)(f) of the Building 3 CMA.
----------

     "Deposit Rate" means, for any Construction Period or Base Rent Period, the rate computed by subtracting (1) twelve and one-half basis points (12.5/100 of 1%), from (2) LIBOR for such period.

     "Deposit Taker" shall have the meaning assigned to it in the Building 3 Pledge Agreement.

     "Deposit Taker Losses" shall have the meaning assigned to it in the Building 3 Pledge Agreement.

     "Designated Sale Date" means the earlier of:

          (1) the first Business Day of August, 2005; or

          (2) any Business Day designated as the "Designated Sale Date" under (and as defined in) this Building 3 CDPA and the Other Common Definitions and Provisions Agreements in an irrevocable, unconditional notice given by Zhone to BNPLC; provided, that any such notice will be effective for purposes of this definition only if its satisfies all of the following conditions:

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 11

               (A) the notice must designate a Business Day as the Designated Sale Date that is at least thirty days after the date of BNPLC's receipt of such notice;

               (B) the notice must be given before Zhone has made any Issue 97-10 Election under (and as defined in) the Building 3 Operative Documents or any Issue 97-10 Election under (and as defined in) the Other Operative Documents;

               (C) the notice must include an express, unconditional, unequivocal and irrevocable (i) waiver by Zhone of any remaining right Zhone may have to make any such Issue 97-10 Elections, and (ii) acknowledgment and agreement by Zhone that, because of Zhone's election to accelerate the Designated Sale Date, the Maximum Remarketing Obligation will equal the Building 3 Break Even Amount under each of the Building 3 Purchase Agreement and the Other Purchase Agreements; or

          (3) any Business Day designated as such in a notice given by BNPLC to Zhone when any Event of Default has occurred and is continuing; provided, that if the Business Day so designated by BNPLC is not at least thirty days after the date of such notice, the notice will be of no effect for purposes of this definition;

          (4) any Business Day designated as such in a notice given by BNPLC to Zhone after the effective date of any termination of the Building 3 CMA by BNPLC as provided in subparagraph 4(E) thereof or of any termination of the
                          -----------------
     Buildings 1&2 CMA by BNPLC as provided in subparagraph 4(E) thereof; or
                                               -------------------------

          (5) any Business Day designated as such in a notice given by BNPLC to Zhone after Zhone has given a notice exercising or attempting to exercise any Issue 97-10 Election under (and as defined in) any of the Building 3 Operative Documents or any Issue 97-10 Election under (and as define in) any of the Other Operative Documents.

     "Development Documents" means the contracts, ordinances and other documents described in Exhibit C attached to the Closing Certificate, as the same may be
             ---------
modified from time to time in accordance with the Building 3 Operative Documents and the Other Operative Documents, and any applications, permits or certificates concerning or affecting the use or development of the Property that may be submitted, issued or executed from time to time as contemplated in such contracts, ordinances and other documents or that BNPLC may hereafter execute, approve or consent to at the request of Zhone.

     "Direct Payments to Participants" means the amounts paid or required to be paid directly to Participants on the Designated Sale Date as provided in Section
                                                                         -------
6.2 of the Building 3 Pledge Agreement at the direction of and for Zhone by the
---
collateral agent appointed pursuant to the Building 3 Pledge Agreement from all or any part of the Collateral described therein.

     "Effective Date" means August 1, 2000.

     "Effective Rate" means for each Construction Period and for each Base Rent Period, the per annum rate determined by dividing (A) LIBOR for such Construction Period or Base Rent Period, as the case may be, by (B) one hundred percent (100%) minus the Eurodollar Rate Reserve Percentage for such Construction Period or Base Rent Period. If LIBOR or the Eurodollar Rate Reserve Percentage changes from Construction Period to Construction Period or from Base Rent Period to Base Rent Period, then the Effective Rate shall be

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 12 automatically increased or decreased as of the date of such change, as the case may be, without prior notice to Zhone. If for any reason BNPLC determines that it is impossible or unreasonably difficult to determine the Effective Rate with respect to a given Construction Period or Base Rent Period in accordance with the foregoing, then the "Effective Rate" for that Construction Period or Base Rent Period shall equal any published index or per annum interest rate determined in good faith by BNPLC's Parent to be comparable to LIBOR at the beginning of the first day of that period. A comparable interest rate might be, for example, the then existing yield on short term United States Treasury obligations (as compiled by and published in the then most recently published United States Federal Reserve Statistical Release H.15(519) or its successor publication), plus or minus a fixed adjustment based on BNPLC's Parent's comparison of past eurodollar market rates to past yields on such Treasury obligations. Any determination by BNPLC of the Effective Rate under this definition shall, in the absence of clear and demonstrable error, be conclusive and binding upon Zhone.

     "Effective Rate/Deposit Rate Difference" means, for any Construction Period or Base Rent Period, the difference (not less than zero) computed by subtracting
(1) the Deposit Rate for such Construction Period or Base Rent Period, from (2) the Effective Rate for such Construction Period or Base Rent Period.

     "Environmental Laws" means any and all existing and future Applicable Laws pertaining to safety, health or the environment, or to Hazardous Substances or Hazardous Substance Activities, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (as amended, "CERCLA"), and the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act Amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 (as amended, "RCRA").

     "Environmental Cutoff Date" means the later of the dates upon which (i) the Building 3 Lease terminates, or (ii) Zhone surrenders possession and control of the Property and ceases to have interest in the Land or Improvements or rights with respect thereto under any of the Building 3 Operative Documents or the Other Operative Documents.

     "Environmental Losses" means Losses suffered or incurred by BNPLC or any other Interested Party, directly or indirectly, relating to or arising out of, based on or as a result of any of the following: (i) any Hazardous Substance Activity on or prior to the Environmental Cutoff Date; (ii) any violation on or prior to the Environmental Cutoff Date of any applicable Environmental Laws relating to the Property or to the ownership, use, occupancy or operation thereof; (iii) any investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental or quasi-governmental agency or authority in connection with any Hazardous Substance Activity that occurs or is alleged to have occurred on or prior to the Environmental Cutoff Date; or (iv) any claim, demand, cause of action or investigation, or any action or other proceeding, whether meritorious or not, brought or asserted against any Interested Party which directly or indirectly relates to, arises from, is based on, or results from any of the matters described in clauses (i), (ii), or (iii) of this definition or any allegation of any such matters. For purposes of determining whether Losses constitute "Environmental Losses," as the term is used in the Building 3 Lease, any actual or alleged Hazardous Substance Activity or violation of Environmental Laws relating to the Property will be presumed to have occurred prior to the Environmental Cutoff Date unless Zhone establishes by clear and convincing evidence to the contrary that the relevant Hazardous Substance Activity or violation of Environmental Laws did not occur or commence prior to the Environmental Cutoff Date.

     "Environmental Reports" means collectively the following reports (whether one or more), which were provided by Zhone to BNPLC prior to the Effective Date:
(a) Phase II Site Investigation + Oakport Parcel,

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 13 dated January 1991, prepared by Baseline Environmental Consulting, Emeryville, CA; (b) Phase II Environmental Assessment at the Edgewater Drive Property and Oakport Development Site, dated April 16, 1993, prepared by Uribe & Associates, Oakland, CA; (c) Phase II Environmental Assessment at the Edgewater Drive Property and Oakport Development Site, Appendix E/Part 1, dated April 16, 1993, prepared by Uribe & Associates, Oakland, CA; (d) Phase II Environmental Assessment at the Edgewater Drive Property and Oakport Development Site, Appendix E/Part 2, dated April 16, 1993, Uribe & Associates, Oakland, CA; (e) Geotehnical Investigation Report, Price/Costco Wholesale Store, Oakland, CA, dated June 28, 1994, prepared by Klienfelder; (f) Letter from the Port of Oakland to Frank Fanelli of the City of Oakland, dated December 14, 1999; (g) Letter from Baseline Environmental Consulting to Frank Fanelli of the City of Oakland, dated December 6, 1999; and (h) Phase I Environmental Site Assessment for Oakport Road site, Oakland, CA., dated December 13, 1999.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

     "ERISA Affiliate" means any Person who for purposes of Title IV of ERISA is a member of Zhone's controlled group, or under common control with Zhone, within the meaning of Section 414 of the Internal Revenue Code, and the regulations promulgated and rulings issued thereunder.

     "Established Misconduct" of a Person means, and is limited to: (1) if the Person is bound by the Building 3 Operative Documents or the Participation Agreement, a breach by such Person of the express provisions of the Building 3 Operative Documents or the Participation Agreement, as applicable, that continues beyond any period for cure provided therein, and (2) conduct of such Person or its Affiliates that has been determined to constitute wilful misconduct or Active Negligence in or as a necessary element of a final judgment rendered against such Person by a court with jurisdiction to make such determination. Established Misconduct of one Interested Party shall not be attributed to a second Interested Party unless the second Interested Party is an Affiliate of the first. Negligence which does not constitute Active Negligence shall not in any event constitute Established Misconduct. For purposes of this definition, "conduct of a Person" will include (1) the conduct of an employee of that Person, but only to the extent that the employee is acting within the scope of his employment by that Person, as determined in or as a necessary element of a final judgment rendered against such Person by a court with jurisdiction to make such determination, and (2) the conduct of an agent of that Person (such as an independent environmental consultant engaged by that Person), but only to the extent that the agent is, as determined in or as a necessary element of a final judgment rendered against such Person by a court with jurisdiction to make such determination, (x) acting within the scope of the authority granted to him by such Person, (y) not acting with the consent or approval of or under the direction of Zhone or Zhone's Affiliates, employees or agents, and (z) not acting in good faith to mitigate Losses that such Person may suffer because of a breach or repudiation by Zhone of the Building 3 Lease or the Building 3 Purchase Documents.

     "Eurocurrency Liabilities" shall have the meaning assigned to it in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Eurodollar Rate Reserve Percentage" means, for purposes of determining the Effective Rate for any Construction Period or Base Rent Period, the reserve percentage applicable two Business Days before the first day of such period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for BNPLC's Parent with respect to liabilities or deposits consisting of or including Eurocurrency Liabilities (or with respect to any other category or liabilities by reference to which LIBOR is determined) having a term comparable to such period.

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 14

     "Event of Default" shall have the meaning assigned to it in subparagraph 17
                                                                 ---------------
of the Building 3 Lease.

     "Excluded Taxes" means (1) all federal, state and local income taxes upon Base Rent, Upfront Syndication Fees, Administrative Agency Fees, any interest paid to BNPLC or any Participant pursuant to subparagraph 3.(j) of the Building
                                             ------------------
3 Lease, and any additional compensation claimed by BNPLC pursuant to subparagraph 5.(b)(ii) of the Building 3 Lease; (2) any transfer or change of
----------------------
ownership taxes assessed because of BNPLC's transfer or conveyance to any third party of any rights or interest in the Building 3 Lease, the Building 3 Purchase Agreement or the Property (other than any such taxes assessed because of any Permitted Transfer under clauses (1), (3), (5) or (6) of the definition of Permitted Transfer in this Agreement), (3) all federal, state and local income taxes upon any amounts paid as reimbursement for or to satisfy Losses incurred by BNPLC or any Participant to the extent such taxes are offset by a corresponding reduction of BNPLC's or the applicable Participant's income taxes because of BNPLC's or such Participant's deduction of the reimbursed Losses from its taxable income or because of any tax credits attributable thereto. If, however, a change in Applicable Laws after the Effective Date results in an increase in such taxes for any reason other than an increase in the applicable tax rates (e.g., a disallowance of deductions that would otherwise be available against payments described in clause (A) of this definition), then for purposes of the Building 3 Operative Documents, the term "Excluded Taxes" will not include the increase in such taxes attributable to the change.

     "Failed Collateral Test Date" means any Collateral Test Date upon which the Minimum Collateral Percentage is increased as described in Part III of Schedule
                                                                       --------
1 attached to the Building 3 Pledge Agreement with the result that the Minimum
-
Collateral Percentage then exceeds the Collateral Percentage that would, but for
Section 3.3 of the Building 3 Pledge Agreement, otherwise be in effect thereunder.

     "Fed Funds Rate" means, for any period, a fluctuating interest rate (expressed as a per annum rate and rounded upwards, if necessary, to the next 1/16 of 1%) equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rates are not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by BNPLC's Parent from three Federal funds brokers of recognized standing selected by BNPLC's Parent. All determinations of the Fed Funds Rate by BNPLC's Parent shall, in the absence of clear and demonstrable error, be binding and conclusive upon Zhone.

     "FOCB Notice" shall have the meaning assigned to it in subparagraph 4(B)(1)
                                                            --------------------
of the Building 3 CMA.

     "Funded Construction Allowance" means on any day the Outstanding Construction Allowance on that day, including all Construction Advances and Carrying Costs added to the Outstanding Construction Allowance on or prior to that day, plus the amount of any Qualified Prepayments deducted on or prior to that day in the calculation of such Outstanding Construction Allowance, less any Voluntary Zhone Construction Contributions added on or prior to that day in the calculation of such Qualified Prepayments.

     "Funding Advances" means (1) the Prior Funding Advances and (2) all future advances made by BNPLC's Parent or any other Participant to or on behalf of BNPLC to allow BNPLC to provide the Construction Allowance.

     "Future Work" shall have the meaning assigned to it in subparagraph
                                                            ------------
2(C)(2)(b) of the Building 3 CMA.
----------

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 15

     "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, applied on a basis consistent with those used in the preparation of the financial statements referred to in subparagraph 13.(a) of the Building 3 Lease (except for changes with which
-------------------
Zhone's independent public accountants concur).

     "Hazardous Substance" means (i) any chemical, compound, material, mixture or substance that is now or hereafter defined or listed in, regulated under, or otherwise classified pursuant to, any Environmental Laws as a "hazardous substance," "hazardous material," "hazardous waste," "extremely hazardous waste or substance," "infectious waste," "toxic substance," "toxic pollutant," or any other formulation intended to define, list or classify substances by reason of deleterious properties, including ignitability, corrosiveness, reactivity, carcinogenicity, toxicity or reproductive toxicity; (ii) petroleum, any fraction of petroleum, natural gas, natural gas liquids, liquified natural gas, synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas), and ash produced by a resource recovery facility utilizing a municipal solid waste stream, and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (iii) asbestos and any asbestos containing material; and
(v) any other material that, because of its quantity, concentration or physical or chemical characteristics, poses a significant present or potential hazard to human health or safety or to the environment if released into the workplace or the environment.

     "Hazardous Substance Activity" means any actual, proposed or threatened use, storage, holding, release (including any spilling, leaking, leaching, pumping, pouring, emitting, emptying, dumping, disposing into the environment, and the continuing migration into or through soil, surface water, groundwater or any body of water), discharge, deposit, placement, generation, processing, construction, treatment, abatement, removal, disposal, disposition, handling or transportation of any Hazardous Substance from, under, in, into or on the Property, including the movement or migration of any Hazardous Substance from surrounding property, surface water, groundwater or any body of water under, in, into or onto the Property and any resulting residual Hazardous Substance contamination in, on or under the Property. "Hazardous Substance Activity" also means any existence of Hazardous Substances on the Property that would cause the Property or the owner or operator thereof to be in violation of, or that would subject the Property to any remedial obligations under, any Environmental Laws, including CERCLA and RCRA, assuming disclosure to the applicable governmental authorities of all relevant facts, conditions and circumstances pertaining to the Property.

     "Impositions" means all sales, excise, ad valorem, gross receipts, business, transfer, stamp, occupancy, rental and other taxes, levies, fees, charges, surcharges, assessments or penalties which arise out of or are attributable to the Building 3 Lease or which are imposed upon BNPLC or the Property because of the ownership, leasing, occupancy, sale or operation of the Property, or any part thereof or interest therein, or relating to or required to be paid by any of the Permitted Encumbrances or the Development Documents, excluding only Excluded Taxes. "Impositions" shall include real estate taxes imposed because of a change of use or ownership of the Property on or prior to the date of any sale by BNPLC pursuant to the Building 3 Purchase Agreement.

     "Improvements" means any and all (1) buildings and other real property improvements now or hereafter erected on the Land, and (2) equipment (e.g., HVAC systems, elevators and plumbing fixtures) attached to the buildings or other real property improvements, the removal of which would cause structural or other material damage to the buildings or other real property improvements or would materially and adversely affect the value or use of the buildings or other real property improvements.
     "Interested Party" means each of (1) BNPLC, its Affiliates and its successors and assigns as to the Property or any part thereof or any interest therein, (2) BNPLC's Parent, and (3) any other Participants and

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 16 their permitted successors and assigns under the Participation Agreement; provided, however, none of the following shall constitute an Interested Party:
(a) any Person to whom BNPLC may transfer an interest in the Property by a conveyance that is not a Permitted Transfer and others that cannot lawfully claim an interest in the Property except through or under such a transfer by BNPLC, (b) Zhone or any Person that cannot lawfully claim an interest in the Property except through or under a conveyance from Zhone, or (c) any Applicable Purchaser under the Building 3 Purchase Agreement and any Person that cannot lawfully claim an interest in the Property except through or under a conveyance from such Applicable Purchaser.

     "Issue 97-1 Non-performance-related Subjective Event of Default" means an Event of Default that is unrelated to the Property or the use or maintenance thereof and that results solely from (A) a breach by Zhone of a provision in any Building 3 Operative Document, the occurrence of which breach cannot be objectively determined, or (B) any other event described in subparagraph 17.(e)
                                                            -------------------
of the Building 3 Lease, the occurrence of which event cannot be objectively determined. For example, an Event of Default under subparagraph 17.(e) of the
                                                   -------------------
Building 3 Lease resulting solely from a failure of Zhone to "generally" pay its debts as such debts become due (in contrast to a failure of Zhone to pay Rent to BNPLC as it becomes due under the Building 3 Lease) would constitute an Issue 97-1 Non-performance-related Subjective Event of Default. Likewise, an Event of Default resulting solely from a breach by Zhone of Paragraph L of Part IV of
Schedule 1 attached to the Building 3 Lease would constitute an Issue 97-1 Non-performance-related Subjective Event of Default. In no event, however, will the term "Issue 97-1 Non-performance-related Subjective Event of Default" include an Event of Default resulting from (1) a failure of Zhone to make any payment required to BNPLC under the Building 3 Operative Documents or the Other Operative Documents, (2) a breach by Zhone of the provisions set forth in Part II of Schedule 1 attached to the Building 3 Lease (which set forth financial
      ----------
covenants), (3) any failure of Zhone to use, maintain and insure the Property in accordance with the requirements of the Building 3 Lease, or (4) any failure of Zhone to pay the full amount of any Building 3 Supplemental Payment on the Designated Sale Date as required by the Building 3 Purchase Agreement. Except as provided in subparagraph 1(A)(3) of the Building 3 Purchase Agreement, the
               --------------------
characterization of any Event of Default as an Issue 97-1 Non-performance-related Subjective Event of Default will not affect the rights or remedies available to BNPLC because of the Event of Default.

     "Issue 97-10 Election" means any of the following elections by Zhone: (1) an election to terminate the Building 3 CMA as provided in subparagraph 4(D)
                                                           -----------------
thereof; and (2) an election to terminate the Building 3 Supplemental Payment Obligation as provided in subparagraph 4(B) of the Building 3 Purchase
                          -----------------
Agreement.

     "Issue 97-10 Prepayment" means a payment to BNPLC, required by subparagraph
                                                                    ------------
3.(h) of the Building 3 Lease or by Paragraphs 4 of the Building 3 Purchase
-----                               ------------
Agreement, equal in each case to (A) the Maximum Permitted Prepayment, computed as of the date on which the payment becomes due, less (B) the accreted value of any prior payments actually received by BNPLC from Zhone constituting Issue 97-10 Prepayments or Voluntary Zhone Construction Contributions. For purposes of the preceding sentence, "accreted value" of a payment shall mean the amount of the payment plus an amount equal to the interest that would have accrued on the payment if it bore interest at the Effective Rate.

     "Land" means the land described in Exhibit A attached to the Closing
                                        ---------
Certificate, to the Building 3 Lease and Other Leases, and to the Building 3 Purchase Agreement and Other Purchase Agreements.

     "Land CDPA" means the Common Definitions and Provisions Agreement (Land), dated as of the Effective Date between BNPLC and Zhone, as such agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

Common Definitions and Provisions Agreement (Improvements-Building 3) - Page 17

     "Land Lease" means the Lease Agreement (Land) dated as of the Effective Date between BNPLC, as landlord, and Zhone, as tenant, pursuant to which Zhone has agreed to lease BNPLC's interest in the Land, as such agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

     "Land Purchase Agreement" means the Purchase Agreement (Land) dated as of the Effective Date between BNPLC and Zhone, as such agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

     "Land Pledge Agreement" means the Pledge Agreement (Land) dated as of the Effective Date between BNPLC and Zhone, as such agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms.

     "Landlord's Election to Continue Construction" shall have the meaning assigned to it in subparagraph 6.(e) of the Building 3 Lease.
                  ------------------

     "Last Building Base Rent Commencement Date" means the later of the Buildings 1&2 Base Rent Commencement Date, as defined in the Buildings 1&2 CDPA, or the Building 3 Base Rent Commencement Date.

     "LIBOR" means, for purposes of determining the Effective Rate for each Construction Period or Base Rent Period, the rate determined by BNPLC's Parent to be the average rate of interest per annum (rounded upwards, if necessary, to the next 1/16 of 1%) of the rates at which deposits of dollars are offered or available to BNPLC's Parent in the London interbank market at approximately 11:00 a.m. (London time) on the second Business Day preceding the first day of such period. BNPLC shall instruct BNPLC's Parent to consider deposits, for purposes of making the determination described in the preceding sentence, that are offered: (i) for delivery on the first day of such Construction Period or Base Rent Period, as the case may be, (ii) in an amount equal or comparable to the total (projected on the applicable date of determination by BNPLC's Parent) Stipulated Loss Value on the first day of such period, and (iii) for a time equal or comparable to the length of such period. If BNPLC's Parent so chooses, it may determine LIBOR for any period by reference to the rate reported by the British Banker's Association on Page 3750 of the Telerate Service at approximately 11:00 a.m. (London time) on the second Business Day preceding the first day of such period. If for any reason BNPLC's Parent determines that it is impossible or unreasonably difficult to determine LIBOR with respect to a given Construction Period or Base Rent Period in accordance with the foregoing, or if BNPLC's Parent shall determine that it is unlawful (or any central bank or governmental authority shall assert that it is unlawful) for BNPLC, BNPLC's Parent or any Participant to provide or maintain Funding Advances during any Construction Period or Base Rent Period for which Carrying Costs or Base Rent is computed by reference to LIBOR, then "LIBOR" for that period shall equal the Base Rate for that period. All determinations of LIBOR by BNPLC's Parent shall, in the absence of clear and demonstrable error, be binding and conclusive upon Zhone.

     "LIBOR Period Election" for any Base Rent Period means a period of one month, three months or six months as designated by Zhone at least five Business Days prior to the commencement of such Base Rent Period by a notice given to BNPLC in the form of Exhibit C attached to the Building 3 Lease. (For purposes
                     ---------
of the Building 3 Lease a LIBOR Period Election for any Base Rent Period shall also be considered the LIBOR Period Election in effect on the Building 3 Base Rent Commencement Date or Base Rent Date upon which such Base Rent Period begins.) Any LIBOR Period Election so designated by Zhone shall remain in effect for the entire Base Rent Period specified in Zhone's notice to BNPLC (provided such Base Rent Period commences at least ten Business Days after BNPLC's receipt of the notice) and for all subsequent Base Rent Periods until a new designation becomes effective in accordance with the provisions set forth in this definition. Notwithstanding the



  Common Definitions and Provisions Agreement (Improvements - Building 3) -
                                    Page 18
foregoing, however: (1) Zhone shall not be entitled to designate a LIBOR Period Election that would cause a Base Rent Period to extend beyond the end of the scheduled Term; (2) changes in the LIBOR Period Election shall become effective only upon the commencement of a new Base Rent Period; (3) no LIBOR Period Election designated by Zhone hereunder shall be different than the LIBOR Period Election specified under (and as defined in) the Other Common Definitions and Provisions Agreements, and for any Base Rent Period that ends on or prior to the Last Building Base Rent Commencement Date, the LIBOR Period Election shall be one month; and (4) if Zhone fails to make a LIBOR Period Election consistent with the foregoing requirements for any Base Rent Period, or if an Event of Default shall have occurred and be continuing on the third Business Day preceding the commencement of any Base Rent Period, the LIBOR Period Election for such Base Rent Period shall be deemed to be one month.

     "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, any agreement to sell receivables with recourse, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction). In addition, for purposes of subparagraph A.(8) of Part IV
                                                  ------------------    -------
of Schedule 1 attached to the Building 3 Lease, "Lien" includes any Liens under
   ----------
ERISA relating to Unfunded Benefit Liabilities of which Zhone is required to notify BNPLC under subparagraph 13.(a)(vii) of the Building 3 Lease
                   ------------------------
(irrespective of whether Zhone actually notifies BNPLC as required thereunder).

     "Liens Removable by BNPLC" means, and is limited to, Liens encumbering the Property that are asserted (1) other than as contemplated in the Building 3 Operative Documents or the Other Operative Documents, by BNPLC itself, (2) by third parties lawfully claiming through or under BNPLC (which for purposes of the Building 3 Lease shall include any judgment liens established against the Property because of a judgment rendered against BNPLC and shall also include any liens established against the Property to secure past due Excluded Taxes), or
(3) by third parties lawfully claiming under a deed or other instrument duly executed by BNPLC; provided, however, Liens Removable by BNPLC shall not include
(A) any Permitted Encumbrances or Development Documents (regardless of whether claimed through or under BNPLC), (B) the Building 3 Operative Documents, the Other Operative Documents or any other document executed by BNPLC with the knowledge of (and without objection by) Zhone's counsel contemporaneously with the execution and delivery of the Building 3 Operative Documents, (C) Liens which are neither lawfully claimed through or under BNPLC (as described above) nor claimed under a deed or other instrument duly executed by BNPLC, (D) Liens claimed by Zhone or claimed through or under a conveyance made by Zhone, (E) Liens arising because of BNPLC's compliance with Applicable Law, the Building 3 Operative Documents, the Other Operative Documents, Permitted Encumbrances, the Development Documents or any written request made by Zhone, (F) Liens securing the payment of property taxes or other amounts assessed against the Property by any governmental authority, other than to secure the payment of past due Excluded Taxes or to secure damages caused by (and attributed by any applicable principles of comparative fault to) BNPLC's own Established Misconduct, (G) Liens resulting from or arising in connection with any breach by Zhone of any of the Building 3 Operative Documents or the Other Operative Documents; or (H) Liens resulting from or arising in connection with any Permitted Transfer that occurs more than thirty days after any Designated Sale Date upon which, for any reason, Zhone or an Affiliate of Zhone or any Applicable Purchaser shall not purchase BNPLC's interest in the Land and all Improvements pursuant to the Building 3 Purchase Agreement and the Other Purchase Agreements.

     "Losses" means the following: any and all losses, liabilities, damages (whether actual, consequential, punitive or otherwise denominated), demands, claims, administrative or legal proceedings, actions, judgments, causes of action, assessments, fines, penalties, costs and expenses (including Attorneys' Fees and the fees of


  Common Definitions and Provisions Agreement (Improvements - Building 3) - outside accountants and environmental consultants), of any and every kind or character, foreseeable and unforeseeable, liquidated and contingent, proximate and remote.

     "Material Environmental Communication" means a communication between Zhone or its agents and a regulatory agency or third party, which causes, or potentially could cause (whether by implementation of or response to said communication), a material change in the scope, duration, or nature of any Remedial Work.

     "Maximum Construction Allowance" means the dollar amount specified on the cover page to the Building 3 Lease, less the Prior Funding Advances under and as defined in this Agreement.

     "Maximum Permitted Termination Fees" shall have the meaning indicated in subparagraph 1(A)(2)(b) of the Building 3 CMA.
-----------------------

     "Maximum Permitted Prepayment" as of any date means the amount equal to the lesser of the following:

          (1) eighty-nine and nine-tenths of one percent (89.9%) of the aggregate of (i) all Project Costs paid or incurred on or prior to such date, plus (ii) ninety-seven percent (97%) of (a) Carrying Costs added to the Outstanding Construction Allowance on or prior to such date, and (b) Commitment Fees reimbursed pursuant to the Building 3 CMA on or prior to such date; or

          (2) eighty-nine and nine-tenths of one percent (89.9%) of Stipulated Loss Value on such date.

     "Maximum Remarketing Obligation" shall have the meaning indicated in subparagraph 1(A)(3) of the Building 3 Purchase Agreement.
--------------------

     "Minimum Collateral Percentage" means the percentage established as such from time to time as described in Part III of Schedule 1 attached to the
                                              ----------
Building 3 Lease and the Building 3 Pledge Agreement.

     "Minimum Extended Remarketing Price" shall have the meaning assigned to it in subparagraph 2(B) of the Building 3 Purchase Agreement.
   -----------------

     "Multiemployer Plan" means a multiemployer plan as defined in Section 3(37) of ERISA to which contributions have been made by Zhone or any ERISA Affiliate during the preceding six years and which is covered by Title IV of ERISA.

     "Notice of Zhone's Intent to Terminate" shall have the meaning assigned to it in subparagraph 4(D) of the Building 3 CMA.
      -----------------

     "Other Common Definitions and Provisions Agreements" means the Land CDPA and the Buildings 1&2 CDPA.

     "Other Lease Agreements" means the Land Lease and the Buildings 1&2 Lease.

     "Other Operative Documents" means, collectively, all documents (other than the Closing Certificate) comprising "Buildings 1&2 Operative Documents" or "Land Operative Documents" as described in recitals at the beginning of the Other Common Definitions and Provisions Agreements.


  Common Definitions and Provisions Agreement (Improvements - Building 3) -

     "Other Purchase Agreements" means the Land Purchase Agreement and the Buildings 1&2 Purchase Agreement.

     "Outstanding Construction Allowance" shall have the meaning assigned to it in subparagraph 6.(a) of the Building 3 Lease.
   ------------------

     "Participant" means BNPLC's Parent and any other Person that, upon becoming a party to the Participation Agreement and the Building 3 Pledge Agreement by executing supplements as contemplated therein, agrees from time to time to participate in all or some of the risks and rewards to BNPLC of the Building 3 Lease and the Building 3 Purchase Documents. As of the Effective Date, the only Participant is BNPLC's Parent and Wells Fargo Bank, N.A., but BNPLC may agree after the Effective Date to share in risks and rewards of the Building 3 Lease and the Building 3 Purchase Documents with other Participants. However, no
                                                                -------
Person other than BNPLC's Parent and its Affiliates shall qualify as a Participant for purposes of the Building 3 Operative Documents or other agreements concerning the Property to which Zhone is a party unless such Person, during the continuance of an Event of Default or otherwise with Zhone's prior written approval (which approval will not be unreasonably withheld), became a party to the Building 3 Pledge Agreement and to the Participation Agreement by executing supplements to those agreements as contemplated therein.

     "Participation Agreement" means the Participation Agreement dated as of the Effective Date between BNPLC, BNPLC's Parent and Wells Fargo Bank, N.A. (pursuant to which BNPLC's Parent and Wells Fargo Bank, N.A. have agreed to participate in the risks and rewards to BNPLC of the Building 3 Operative Documents and the Other Operative Documents), as such Participation Agreement may be extended, supplemented, amended, restated or otherwise modified from time to time in accordance with its terms. It is understood, however, that the Participation Agreement expressly makes Zhone a third party beneficiary of the Participant's obligations thereunder to make advances to BNPLC in connection with the Construction Advances contemplated in the Building 3 CMA and the Buildings 1&2 CMA and with any Post-Closing Advance under the Land Lease. Thus, Zhone's consent will be required to any amendment of the Participation Agreement that limits or excuses such obligations. It is also understood that the Participation Agreement (as more particularly described therein) amends, restates and replaces a prior Participation Agreement, certain provisions of which Zhone was a third party beneficiary, and Zhone has given its consent to such amendment, restatement and replacement of the prior Participation Agreement.

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

     "Period" means a Construction Period or a Base Rent Period, as the context requires.

     "Permitted Encumbrances" means (i) the encumbrances and other matters affecting the Property that are set forth in Exhibit B attached to the Closing
                                             ---------
Certificate, (ii) any easement agreement or other document affecting title to the Property executed by BNPLC at the request of or with the consent of Zhone (including the Other Lease Agreements, the Other Purchase Agreements and all documents executed by BNPLC pursuant to the Other Purchase Agreements), (iii) any ground lease executed pursuant to the Building 3 Purchase Agreement or the Other Purchase Agreements, (iv) any Liens securing the payment of Impositions which are not delinquent or claimed to be delinquent or which are being contested in accordance with subparagraph 5.(a) of the Building 3 Lease, (v)
                             ------------------
mechanics' and materialmen's liens for amounts not past due or claimed to be past due or which are being contested in accordance with subparagraph 11.(c) of
                                                         -------------------
the Building 3 Lease; and (vi) all terms and conditions of the Acquisition Contract or any other agreement made with the City of Oakland in connection with or


  Common Definitions and Provisions Agreement (Improvements - Building 3) - pursuant to the Acquisition Contract, to the extent such terms and conditions survive the closing under the Acquisition Contract and affect title to the Property.

     "Permitted Hazardous Substance Use" means the use, generation, storage and offsite disposal of Permitted Hazardous Substances in strict accordance with applicable Environmental Laws and with due care given the nature of the Hazardous Substances involved; provided, the scope and nature of such use, generation, storage and disposal shall not:

          (1) exceed that reasonably required for the construction of the Construction Project in accordance with the Building 3 Lease and the Building 3 CMA or for the operation of the Property for the purposes expressly permitted under subparagraph 2.(a) of the Building 3 Lease; or
                               ------------------

          (2) include any disposal, discharge or other release of Hazardous Substances from the Property in any manner that might allow such substances to reach surface water or groundwater, except (i) through a lawful and properly authorized discharge (A) to a publicly owned treatment works or
     (B) with rainwater or storm water runoff in accordance with Applicable Laws and any permits obtained by Zhone that govern such runoff; or (ii) any such disposal, discharge or other release of Hazardous Substances for which no permits are required and which are not otherwise regulated under applicable Environmental Laws.

Further, notwithstanding anything to the contrary herein contained, Permitted Hazardous Substance Use shall not include any use of the Property in a manner that requires a RCRA treatment, storage or disposal permit, including a landfill, incinerator or other waste disposal facility.

     "Permitted Hazardous Substances" means Hazardous Substances used and reasonably required for the construction of the Construction Project or for the use of the Property by Zhone and its permitted subtenants and assigns for the purposes expressly permitted by subparagraph 2.(a) of the Building 3 Lease, in
                                ------------------
either case in strict compliance with all Environmental Laws and with due care given the nature of the Hazardous Substances involved. Without limiting the generality of the foregoing, Permitted Hazardous Substances shall include usual and customary office, laboratory and janitorial products.

     "Permitted Transfer" means any one or more of the following: (1) the creation or conveyance by BNPLC of rights and interests in favor of any Participant pursuant to the Participation Agreement; (2) the creation or conveyance of rights and interests in favor of or to BNP Paribas (through its San Francisco Branch or otherwise), as BNPLC's Parent, or any other Qualified Affiliate of BNPLC, provided that Zhone must be notified before any such conveyance to BNP Paribas or another Qualified Affiliate of (A) any interest in the Property or any portion thereof by an assignment or other document which will be recorded in the real property records of Alameda County, California or
(B) BNPLC's entire interest in the Land and the Property; (3) any assignment or conveyance by BNPLC or its permitted successors or assigns to any present or future Participant of any lien or security interest against the Property (in contrast to a conveyance of BNPLC's fee estate in the Land and Improvements) or of any interest in Rent, payments required by or under the Building 3 Purchase Documents or payments to be generated from the Property after the Term, provided that such assignment or conveyance is made expressly subject to the rights of Zhone under the Building 3 Operative Documents and the Other Operative Documents; (4) any agreement to exercise or refrain from exercising rights or remedies under the Building 3 Operative Documents or under the Other Operative Documents made by BNPLC with any present or future Participant; (5) any assignment or conveyance by BNPLC requested by Zhone or required by any Permitted Encumbrance, by the Building 3 Purchase Agreement or Other Purchase Agreements, by the Acquisition Contract or any other agreement made with the City of Oakland in connection with or pursuant to


  Common Definitions and Provisions Agreement (Improvements - Building 3) -
the Acquisition Contract, by any other Development Contract or by Applicable Laws; or (6) any assignment or conveyance after a Designated Sale Date on which Zhone shall not have purchased or caused an Applicable Purchaser to purchase BNPLC's interest in the Property and, if applicable, after the expiration of the thirty day cure period specified in subparagraph 4(C) of the Building 3 Purchase
                                    -----------------
Agreement.

     "Person" means an individual, a corporation, a partnership, an unincorporated organization, an association, a joint stock company, a joint venture, a trust, an estate, a government or agency or political subdivision thereof or other entity, whether acting in an individual, fiduciary or other capacity.

     "Personal Property" shall have the meaning assigned to it on page 2 of the Building 3 Lease.

     "Plan" means any employee benefit or other plan established or maintained, or to which contributions have been made, by Zhone or any ERISA Affiliate of Zhone during the preceding six years and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

     "Pre-Commencement Casualty" shall have the meaning assigned to it in subparagraph 1(A)(2)(a) of the Building 3 CMA.
-----------------------

     "Prime Rate" means the prime interest rate or equivalent charged by BNPLC's Parent in the United States of America as announced or published by BNPLC's Parent from time to time, which need not be the lowest interest rate charged by BNPLC's Parent. If for any reason BNPLC's Parent does not announce or publish a prime rate or equivalent, the prime rate or equivalent announced or published by either CitiBank, N.A. or any New York branch or office of Credit Commercial de France as selected by BNPLC shall be used to compute the rate describe in the preceding sentence. The prime rate or equivalent announced or published by such bank need not be the lowest rate charged by it. The Prime Rate may change from time to time after the Effective Date without notice to Zhone as of the effective time of each change in rates described in this definition.

     "Prior Funding Advances" means $385,480, which equals the advances made prior to the Effective Date by BNPLC's Parent (directly or through one or more of its Affiliates) or by Participants to or on behalf of BNPLC to cover the cost of BNPLC's acquisition of the Property and other costs related to the documents that are being amended, restated and replaced by the Buildings 1&2 Operative Documents and by the Building 3 Operative Documents. (Such amount, when added to the Prior Funding Advances under and as defined in the Buildings 1&2 CDPA, equals $12,659,065.79, which was the outstanding balance as of the Effective Date of "Stipulated Loss Value" under and as defined in the lease that is being amended, restated and replaced by the Buildings 1&2 Lease and the Building 3 Lease.)

     "Prior Work" shall have the meaning assigned to it in subparagraph
                                                           ------------
2(C)(2)(b) of the Building 3 CMA.
----------

     "Project Costs" means the following:

          (a) costs incurred for the Work (as defined in the Building 3 CMA), including not only hard costs incurred for Improvements described in Exhibit B attached to the Building 3 CMA, but also the following costs to
     ---------
     the extent reasonably incurred in connection with the Construction Project:


                  . soft costs, such as architectural fees, engineering fees and fees and costs paid in connection with obtaining project permits and approvals required by governmental authorities or the Development Documents,


  Common Definitions and Provisions Agreement (Improvements - Building 3) -

                  . site preparation costs, and

                  . costs of offsite and other public improvements required as conditions of governmental approvals for the Construction Project or required by the Development Documents;

          (b) costs incurred to maintain insurance required by (and consistent with the requirements of) the Building 3 Lease prior to the Building 3 Base Rent Commencement Date, and costs of repairing any damage to the Improvements on the Building 3 Site by fire or other casualty prior to the Building 3 Base Rent Commencement Date, to the extent such cost is not covered by insurance proceeds made available to Zhone as provided in the Building 3 Lease;

          (c) Impositions that have accrued or become due under the Building 3 Lease prior to the Building 3 Base Rent Commencement Date; and

          (d) cancellation or termination fees or other compensation payable by Zhone or BNPLC pursuant to any contract concerning the Construction Project made by Zhone or BNPLC with any general contractor, architect, engineer or other third party because of any election by Zhone or BNPLC to cancel or terminate such contract.

Project Costs will include costs incurred by BNPLC to continue or complete the Construction Project after any Landlord's Election to Continue Construction as provided in subparagraph 6.(e) of the Building 3 Lease.
            ------------------

Also, Project Costs includes the costs covered by Prior Funding Advances, other than initial transaction costs that GAAP does not permit BNPLC to capitalize as part of its investment in the Property, such as costs of preparing, negotiating and executing the documents that are being amended, restated and replaced by the Building 3 Operative Documents.

     "Projected Cost Overruns" shall have the meaning assigned to it in subparagraph 3(A) of the Building 3 CMA.
-----------------

     "Property" means the Personal Property and the Real Property, collectively. Except to the extent covered by the Other Lease Agreements, all rights, titles and interests acquired by BNPLC under the Acquisition Contract are intended to be encompassed within the term "Property" as such term is used in the Building 3 Operative Documents.

     "Purchase Option" shall have the meaning assigned to it in subparagraph
                                                                ------------
1(A)(1) of the Building 3 Purchase Agreement.
-------

     "Qualified Affiliate" means any Person that is one hundred percent (100%) owned, directly or indirectly, by BNP Paribas or any successor of such bank; provided, that such Person can make (and has in writing made) the same representations to Zhone that BNPLC has made in Paragraphs 3(E) and 3(F) of the
                                                ------------------------
Closing Certificate; and, provided, further, that such Person is not insolvent.

     "Qualified Prepayments" means (A) any Issue 97-10 Prepayments received by BNPLC, (B) any Voluntary Zhone Construction Contributions received by BNPLC pursuant to subparagraph 3(C) of the Building 3 CMA, and (C) any payments
            -----------------
received by BNPLC from time to time during the Term (1) under any property insurance policy as a result of damage to the Property, (2) as compensation for any restriction placed



  Common Definitions and Provisions Agreement (Improvements - Building 3) -
upon the use or development of the Property or for the condemnation of the Property or any portion thereof, (3) because of any judgment, decree or award for injury or damage to the Property, (4) under any title insurance policy or otherwise as a result of any title defect or claimed title defect with respect to the Property or (5) as reimbursement made by or on behalf of Seller for costs of off-site improvements as contemplated in the Development Documents; provided, however, that (x) in determining the amount of "Qualified Prepayments", there shall be deducted all expenses and costs of every kind, type and nature (including taxes, Breakage Costs and Attorneys' Fees) incurred by BNPLC with respect to the collection or application of such payments, (y) "Qualified Prepayments" shall not include any payment to BNPLC by a Participant or an Affiliate of BNPLC that is made to compensate BNPLC for the Participant's or Affiliate's share of any Losses BNPLC may incur as a result of any of the events described in the preceding clauses (1) through (4) and (z) "Qualified Prepayments" shall not include any payments received by BNPLC that BNPLC has paid or is obligated to pay to Zhone for the restoration or repair of the Property or that BNPLC is holding as Building 3 Escrowed Proceeds pursuant to Paragraph 10 of the Building 3 Lease or any other provision of the Building 3
------------
Lease. For purposes of computing the total Qualified Prepayments (and other amounts dependent upon Qualified Prepayments, such as Stipulated Loss Value and the Outstanding Construction Allowance) paid to or received by BNPLC as of any date, payments described in the preceding clauses (1) through (4) will be considered as Building 3 Escrowed Proceeds, not Qualified Prepayments, until they are actually applied as Qualified Prepayments by BNPLC as provided in the Paragraph 10 of the Building 3 Lease.
------------

     "Real Property" shall have the meaning assigned to it on page 1 of the Building 3 Lease.

     "Reimbursable Construction-Period Costs" shall have the meaning assigned to it in Paragraph 2 of the Building 3 CMA.
      -----------

     "Remedial Work" means any investigation, monitoring, clean-up, containment, remediation, removal, payment of response costs, or restoration work and the preparation and implementation of any closure or other required remedial plans that any governmental agency or political subdivision requires or approves (or could reasonably be expected to require if it was aware of all relevant circumstances concerning the Property), whether by judicial order or otherwise, because of the presence of or suspected presence of Hazardous Substances in, on, under or about the Property or because of any prior Hazardous Substance Activity. Without limiting the generality of the foregoing, Remedial Work also means any obligations imposed upon or undertaken by Zhone pursuant to Development Documents or any recommendations or proposals made therein.

     "Rent" means the Base Rent and all Additional Rent.

     "Residual Risk Percentage" means the lowest percentage to which Zhone can agree without causing Zhone to have to account for the Building 3 Lease as a "capital lease" rather than an "operating lease" under GAAP because of the impact such percentage has on the calculation of the Building 3 Supplemental Payment under the Building 3 Purchase Agreement. Notwithstanding the foregoing, however, regardless of any impact it may have on the proper accounting for the Building 3 Lease, Zhone and BNPLC agree that the Residual Risk Percentage shall not be less than fifteen percent (15%) and shall not be more than eighteen percent (18%).

     "Responsible Financial Officer" means the chief financial officer, the controller, the treasurer or the assistant treasurer of Zhone.

     "Scope Change" shall have the meaning assigned to it in subparagraph
                                                             ------------
1(A)(1)(b) of the Building 3 CMA.
----------


  Common Definitions and Provisions Agreement (Improvements - Building 3) -

     "Secured Spread" means forty-five basis points (45/100 of 1%) per annum.

     "Seller" means the REDEVELOPMENT AGENCY OF THE CITY OF OAKLAND, a community redevelopment agency organized and existing under the California Community Redevelopment Law.

     "Stipulated Loss Value" as of any date means the amount equal to the sum of the Prior Funding Advances, plus the sum of all Construction Advances and Carrying Costs added to the Outstanding Construction Allowance on or prior to such date, minus all funds actually received by BNPLC and applied as Qualified Prepayments on or prior to such date. Under no circumstances will any payment of Base Rent, the Arrangement Fee, Upfront Syndication Fees, Administrative Agency Fees or Commitment Fees reduce Stipulated Loss Value.

     "Subsidiary" means, with respect to any Person, any Affiliate of which at least a majority of the securities or other ownership interests having ordinary voting power then exercisable for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by such Person.

     "Term" shall have the meaning assigned to it in subparagraph 1.(a) of the
                                                     ------------------
Building 3 Lease.

     "Third Party Contract" shall have the meaning assigned to it in subparagraph 1(A)(2)(b) of the Building 3 CMA.
-----------------------

     "Third Party Sale Notice" shall have the meaning assigned to it in subparagraph 2(C) of the Building 3 Purchase Agreement.
-----------------

     "Third Party Sale Proposal" shall have the meaning assigned to it in subparagraph 2(C) of the Building 3 Purchase Agreement.
-----------------

     "Third Party Target Price" shall have the meaning assigned to it in subparagraph 2(C) of the Building 3 Purchase Agreement.
-----------------

     "Unfunded Benefit Liabilities" means, with respect to any Plan or Multiemployer Plan, the amount (if any) by which the present value of all benefit liabilities (within the meaning of Section 4001(a)(16) of ERISA) under the Plan or Multiemployer Plan exceeds the market value of all Plan or Multiemployer assets allocable to such benefit liabilities, as determined on the most recent valuation date of the Plan or Multiemployer Plan and in accordance with the provisions of ERISA for calculating the potential liability of Zhone or any ERISA Affiliate of Zhone under Title IV of ERISA.

     "Unsecured Spread" means two hundred twenty-five basis points (225/100 of 1%) per annum.

     "Upfront Syndication Fee" shall have the meaning assigned to it in subparagraph 3 (g) of the Building 3 Lease.
------------------

     "Voluntary Zhone Construction Contributions" shall have the meaning assigned to it in subparagraph 3(C) of the Building 3 CMA. (As provided
                  -----------------
therein, in no event will payments that constitute and qualify as Voluntary Zhone Construction Contributions exceed twenty percent of the Maximum Construction Allowance.)


  Common Definitions and Provisions Agreement (Improvements - Building 3) -

     "Voluntary Retention of the Property" means an affirmative election made by BNPLC to keep the Property pursuant to, and under the circumstances described in, the second sentence of subparagraph 1(A)(2)(a) of the Building 3 Purchase
                           -----------------------
Agreement.

     "Work" shall have the meaning assigned to it in subparagraph 1(A)(2)(a) of
                                                     -----------------------
the Building 3 CMA.

     "Zhone" means Zhone Technologies, Inc., a Delaware corporation.

     "Zhone's Extended Remarketing Period" shall have the meaning assigned to it in subparagraph 2(A) of the Building 3 Purchase Agreement.
   -----------------

     "Zhone's Extended Remarketing Right" shall have the meaning assigned to it in subparagraph 2(A) of the Building 3 Purchase Agreement.
   -----------------

     "Zhone's Initial Remarketing Rights" shall have the meaning assigned to it in subparagraph 1(A)(2) of the Building 3 Purchase Agreement.
   --------------------


                     ARTICLE II - RULES OF INTERPRETATION

     The following provisions will apply to and govern the interpretation of each of the Building 3 Operative Documents:

     1. Notices. The provision of any Building 3 Operative Document, or of any Applicable Laws with reference to the sending, mailing or delivery of any notice or demand under any Building 3 Operative Document or with reference to the making of any payment required under any Building 3 Operative Document, shall be deemed to be complied with when and if the following steps are taken:

          (i) All Rent and other amounts required to be paid by Zhone to BNPLC shall be paid to BNPLC in immediately available funds by wire transfer to:

                    Federal Reserve Bank of New York
                    ABA  026007689 BNP Paribas
                    /BNP/ BNP San Francisco
                    /AC/ 14334000176
                    /Ref/ Zhone Oakland Synthetic Building 3 Lease

     or at such other place and in such other manner as BNPLC may designate in a notice to Zhone.

          (ii) All Collateral required to be paid by Zhone to the Agent shall be paid in immediately available funds by wire transfer to:

                    Federal Reserve Bank of New York
                    ABA  026007689 BNP Paribas
                    /BNP/ BNP San Francisco
                    /AC/ 14334000176


  Common Definitions and Provisions Agreement (Improvements - Building 3) -

                    /Ref/ Zhone Collateral Payment

     or at such other place and in such other manner as Agent may designate in a notice to Zhone.

          (iii) All advances paid to Zhone by BNPLC under the Building 3 CMA or in connection therewith shall be paid to Zhone in immediately available funds at such place and in such manner as Zhone may reasonably designate from time to time by notice to BNPLC signed by a Responsible Financial Officer of Zhone.

          (iv) All notices, demands, approvals, consents and other communications to be made under any Building 3 Operative Document to or by the parties thereto must, to be effective for purpose of such Building 3 Operative Document, be in writing. Notices, demands and other communications required or permitted under any Building 3 Operative Document are to be sent to the addresses set forth below (or in the case of communications to Participants, at the addresses set forth in Schedule 1 to
                                                                   ----------
     the Participation Agreement) and shall be given by any of the following means: (A) personal service, with proof of delivery or attempted delivery retained; (B) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by United States first class mail, return receipt requested); or (C) registered or certified first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice or other communication sent pursuant to clause (A) or (B) hereof shall be deemed received upon such personal service or upon dispatch by electronic means, and, if sent pursuant to clause (C) shall be deemed received five days following deposit in the mail.

                    Address of BNPLC:
                    ----------------

                    BNP Leasing Corporation
                    12201 Merit Drive
                    Suite 860
                    Dallas, Texas 75251
                    Attention: Lloyd G. Cox
                    Telecopy: (972) 788-9191

                    With a copy to:
                    --------------

                    BNP Paribas, San Francisco
                    180 Montgomery Street
                    San Francisco, California 94104
                    Attention: Gavin Holles or Stuart Darby
                    Telecopy: (415) 296-8954

                    And for draw requests and funding notices, with a copy to:
                    ---------------------------------------------------------

                    BNP Paribas, San Francisco
                    180 Montgomery Street
                    San Francisco, California 94104
                    Attention: Paggie Wong/Thomas Kuntz
                    Telecopy: (415) 956-4230


  Common Definitions and Provisions Agreement (Improvements - Building 3) -

                    Address of Zhone:
                    ----------------

                    Zhone Technologies, Inc.
                    Attn: Bruce Ruberg
                    7001 Oakport Street
                    Oakland, CA 94621
                    Telecopy: (510) 777-7010


          2. Severability. If any term or provision of any Building 3 Operative Document or the application thereof shall to any extent be held by a court of competent jurisdiction to be invalid and unenforceable, the remainder of such document, or the application of such term or provision other than to the extent to which it is invalid or unenforceable, shall not be affected thereby.

          3. No Merger. There shall be no merger of the Building 3 Lease or of the leasehold estate created by the Building 3 Lease with any other interest in the Property by reason of the fact that the same person may acquire or hold, directly or indirectly, the Building 3 Lease or the leasehold estate created hereby and any other interest in the Property, unless all Persons with an interest in the Property that would be adversely affected by any such merger specifically agree in writing that such a merger shall occur. There shall be no merger of the Building 3 Purchase Agreement or of the purchase options or obligations created by the Building 3 Purchase Agreement with any other interest in the Property by reason of the fact that the same person may acquire or hold, directly or indirectly, the Building 3 Lease or the leasehold estate created hereby and any other interest in the Property, unless all Persons with an interest in the Property that would be adversely affected by any such merger specifically agree in writing that such a merger shall occur.

          4. No Implied Waiver. The failure of BNPLC or Zhone to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in any Building 3 Operative Document shall not be construed as a waiver or a relinquishment thereof for the future. The failure of Agent to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in the Building 3 Pledge Agreement shall not be construed as a waiver or a relinquishment thereof for the future. The waiver of or redress for any breach of any Building 3 Operative Document by any party thereto shall not prevent a similar subsequent act from constituting a violation. Any express waiver of any provision of any Building 3 Operative Document shall affect only the term or condition specified in such waiver and only for the time and in the manner specifically stated therein. No waiver by any party to any Building 3 Operative Document of any provision therein shall be deemed to have been made unless expressed in writing and signed by the party to be bound by the waiver. A receipt by BNPLC of any Rent with knowledge of the breach by Zhone of any covenant or agreement contained in the Building 3 Lease or any other Building 3 Operative Document shall not be deemed a waiver of such breach. A receipt by Agent of any Collateral or other payment under the Building 3 Pledge Agreement with knowledge of the breach by Zhone of any covenant or agreement contained in the Building 3 Pledge Agreement shall not be deemed a waiver of such breach.

          5. Entire and Only Agreements. The Building 3 Operative Documents supersede any prior negotiations and agreements between BNPLC, Agent and Zhone concerning the Property or the Collateral, and no amendment or modification of any Building 3 Operative Document shall be binding or valid unless expressed in a writing executed by all parties to such Building 3 Operative Document.

          6. Binding Effect. Except to the extent, if any, expressly provided to the contrary in any Building 3 Operative Document with respect to assignments thereof, all of the covenants, agreements, terms


  Common Definitions and Provisions Agreement (Improvements - Building 3) - and conditions to be observed and performed by the parties to the Building 3 Operative Documents shall be applicable to and binding upon their respective successors and, to the extent assignment is permitted thereunder, their respective assigns.

          7. Time is of the Essence. Time is of the essence as to all obligations of Zhone and BNPLC and all notices required of Zhone and BNPLC under the Building 3 Operative Documents.

          8. Governing Law. Each Building 3 Operative Document shall be governed by and construed in accordance with the laws of the State of California without regard to conflict or choice of laws (subject, however, in the case of the Building 3 Pledge Agreement to any contrary provisions of the "UCC," as defined in the Building 3 Pledge Agreement).

          9. Paragraph Headings. The paragraph and section headings contained in the Building 3 Operative Documents are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several provisions thereof.

          10. Negotiated Documents. All the parties to each Building 3 Operative Document and their counsel have reviewed and revised or requested revisions to such Building 3 Operative Document, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall not apply to the construction or interpretation of any Building 3 Operative Documents or any amendments thereof.

          11. Terms Not Expressly Defined in a Building 3 Operative Document. As used in any Building 3 Operative Document, a capitalized term that is not defined therein or in this Building 3 CDPA, but that is defined in another Building 3 Operative Document, shall have the meaning ascribed to it in the other Building 3 Operative Document. Further, as used in any Building 3 Operative Document, a capitalized term that is not defined therein or in this Building 3 CDPA or in another Building 3 Operative Document, but that is defined in any of the Other Operative Documents, shall have the meaning ascribed to it in the Other Operative Documents. But if the meaning given any such capitalized term in one of the Other Operative Documents is different than the meaning assigned to it another of the Other Operative Documents, the term will be construed broadly for purposes of the Building 3 Operative Documents to include anything that would fall within one or more of the definitions of the term in the Other Operative Documents.

          12. Other Terms and References. Words of any gender used in each Building 3 Operative Document shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural and vice versa, unless the context otherwise requires. References in any Building 3 Operative Document to Paragraphs, subparagraphs, Sections, subsections or other subdivisions shall refer to the corresponding Paragraphs, subparagraphs, Sections, subsections or subdivisions of that Building 3 Operative Document, unless specific reference is made to another document or instrument. References in any Building 3 Operative Document to any Schedule or Exhibit shall refer to the corresponding Schedule or Exhibit attached to that Building 3 Operative Document, which shall be made a part thereof by such reference. All capitalized terms used in each Building 3 Operative Document which refer to other documents shall be deemed to refer to such other documents as they may be renewed, extended, supplemented, amended or otherwise modified from time to time, provided such documents are not renewed, extended or modified in breach of any provision contained in the Building 3 Operative Documents or, in the case of any other document to which BNPLC is a party or of which BNPLC is an intended beneficiary, without the consent of BNPLC. All accounting terms used but not specifically defined in any Building 3 Operative Document shall be construed in accordance with GAAP. The words "this [Agreement]", "herein", "hereof", "hereby", "hereunder" and words of similar import when used in each Building 3 Operative Document refer to that Building 3 Operative Document as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Paragraph", "this


  Common Definitions and Provisions Agreement (Improvements - Building 3) - subparagraph", "this Section", "this subsection" and similar phrases used in any Building 3 Operative Document refer only to the Paragraph, subparagraph, Section, subsection or other subdivision described in which the phrase occurs. As used in the Building 3 Operative Documents the word "or" is not exclusive. As used in the Building 3 Operative Documents, the words "include", "including" and similar terms shall be construed as if followed by "without limitation to".

          13. Execution in Counterparts. To facilitate execution, each Building 3 Operative Document may be executed in as many identical counterparts as may be required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts, taken together, shall collectively constitute a single instrument. It shall not be necessary in making proof of any Building 3 Operative Document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

          14. Not a Partnership, Etc. NOTHING IN ANY BUILDING 3 OPERATIVE DOCUMENT IS INTENDED TO CREATE ANY PARTNERSHIP, JOINT VENTURE, OR OTHER JOINT ENTERPRISE BETWEEN BNPLC AND ZHONE. NEITHER THE EXECUTION OF ANY BUILDING 3 OPERATIVE DOCUMENT NOR THE ADMINISTRATION THEREOF OR OTHER DOCUMENTS REFERENCED HEREIN BY BNPLC, NOR ANY OTHER RIGHT, DUTY OR OBLIGATION OF BNPLC UNDER OR PURSUANT TO ANY BUILDING 3 OPERATIVE DOCUMENT IS INTENDED TO BE OR TO CREATE ANY FIDUCIARY OBLIGATIONS OF BNPLC TO ZHONE.

          15. Amendment and Restatement. Together, this Building 3 CDPA and the Buildings 1&2 CDPA amend, restate and replace the Prior Common Definitions and Provisions Agreement referenced in the recitals at the beginning of this agreement.

                        [The signature pages follows.]


  Common Definitions and Provisions Agreement (Improvements - Building 3) -

     IN WITNESS WHEREOF, Zhone and BNPLC have caused this Common Definitions and Provisions Agreement (Improvements - Building 3) to be executed as of August 1, 2000.



                                             "Zhone"

                                             ZHONE TECHNOLOGIES, INC.


                                             By: ______________________________
                                                 Name:_________________________
                                                 Title:________________________

[Continuation of signature pages to the Common Definitions and Provisions Agreement (Improvements - Building 3) dated to be effective as of August 1, 2000]



                                             "BNPLC"

                                             BNP LEASING CORPORATION


                                             By: ______________________________
                                                 Lloyd G. Cox, Vice President